                                                                   June 30, 2002


                                STATE FARM MUTUAL
                                   FUND TRUST
                              Institutional Shares


                               SEMI-ANNUAL REPORT





STATE FARM EQUITY FUND
STATE FARM SMALL CAP EQUITY FUND
STATE FARM INTERNATIONAL EQUITY FUND
STATE FARMS&P 500 INDEX FUND
STATE FARM SMALL CAP INDEX FUND
STATE FARM INTERNATIONAL INDEX FUND
STATE FARM EQUITY AND BOND FUND
STATE FARM BOND FUND
STATE FARM TAX ADVANTAGED BOND FUND
STATE FARM MONEY MARKET FUND

Message from Randall H. Harbert

The first half of 2002 has proven to be one of the most difficult and trying times that investors have had to navigate in many years. The combination of poor earnings, accounting scandals, and high profile bankruptcies have cast a negative tone on the markets with no apparent light at the end of the tunnel. It is not possible for anyone to predict when the markets might turn around, however, we remain steadfast in our commitment to a consistent and long-term investment strategy. Our approach is guided by investment principles that do not change regardless of recent market events. Adhering to sound and time-tested investment principles will help us to keep perspective and guide us through the remainder of 2002 and beyond.

It is important to note that the U.S. economy is actually showing signs of recovery. Certain economic indicators show improved consumer confidence, including low unemployment, interest rates, and inflation. As many investors are finding out for the first time, positive economic news does not necessarily extend to the capital markets in the short run. While signs of an economic recovery are positive news, they offer little comfort to investors who have weathered the last couple of years in the markets and earned disappointing returns. Through it all, the economy of the United States has remained strong and continues to be the benchmark for the rest of the world. The long-term outlook for our country remains optimistic despite short-term setbacks.

[PICTURE]

Our fund advisors adhere to a strict philosophy and approach to investing. Advisors for the funds which do not have an index orientation use rigorous fundamental research to select the investments and a long-term buy and hold discipline once those investments have been identified. They employ this strategy regardless of market conditions and recent events. Utilizing a consistent approach to make buy/sell decisions won't eliminate fluctuations due to overall market movements, however, it will tend to mitigate fluctuations caused from excess trading or style drift.

How can you make the most of the current economic climate? Maintain a portfolio that provides adequate diversification given your individual needs and constraints and always view each of your investment decisions in light of your overall investment goals. That is a good way to avoid making decisions that are not aligned with your goals and to avoid reacting emotionally to current market conditions. Of course, these strategies will not guarantee success, but they may be effective in today's volatile market.

We will continue to make choices based on how we see the value of our investments increasing, often many years down the road. As our advisors look to the future, so should you make your investment decisions based on your long-term goals and objectives. Information you may need to help with those decisions has been provided in this report.

Our Registered State Farm Agents will be there to assist you in your investment decisions. Talking with someone you know and developing a personal relationship can add comfort when you are making these decisions. Our agents are committed to providing you the highest quality service, close to home with your needs in mind.

Sincerely,


/s/ Randall H. Harbert
    Randall H. Harbert
    Vice President
    State Farm VP Management Corp.


                                Table of Contents

Message from Randall H. Harbert ....................     1
Letter to Shareowners ..............................     2
The Economy and Markets ............................     3
Portfolio of Investments
   Equity Fund .....................................    10
   Small Cap Equity Fund ...........................    12
   International Equity Fund .......................    15
   Equity and Bond Fund ............................    18
   Bond Fund .......................................    19
   Tax Advantaged Bond Fund ........................    22
   Money Market Fund ...............................    25
Financial Statements
   Statements of Assets and Liabilities ............    26
   Statements of Operations ........................    28
   Statements of Changes in Net Assets .............    32
   Notes to Financial Statements ...................    36
Financial Highlights ...............................    43
Master Index Portfolios
Portfolio of Investments
   S&P 500 Index Fund .............................     53
   Small Cap Index Fund ...........................     60
   International Index Fund .......................     78
Financial Statements
   Statements of Assets and Liabilities ...........     86
   Statements of Operations .......................     87
   Statements of Change in Net Assets .............     88
   Notes to Financial Statements ..................     90

This report must be accompanied or preceded by a prospectus for the State Farm Mutual Fund Trust. Distributor: State Farm VP Management Corp.

Message to Mutual Fund Trust Customers from Kurt Moser and Paul Eckley Senior Vice Presidents of State Farm Investment Management Corp.

Common stock prices have continued to decline over the first six months of your Funds' 2002 fiscal year. Interest rates have moved lower causing prices of good quality bonds to increase.

Recent investment results of the State Farm Mutual Fund Trust Funds have reflected these trends. Net asset values of all Funds holding common stocks have fallen over the last six months, while net asset values of the Bond and Tax Advantaged Bond Funds have improved.

It is important to place the recent negative returns of the stock market in historical perspective. The 18-year period from the beginning of 1982 to the end of 1999 was one of the strongest periods of stock market performance in U.S. history, generating compound average annual returns of 18.1%. Looking at the same data in a different way, if $1 had been invested in the S&P 500(R) Index at the beginning of 1982, it would have been worth $19.96 at the end of 1999. Therefore, while returns from the stock market have been disappointing over the past two and one half years, the longer term experience has been satisfying. Over the 76 year period from the beginning of 1926 through the end of 2001, large company stocks in the U.S. provided a compound annual return of approximately 10.7% per year, which compares very favorably with the compound annual return of 5.3% for intermediate-term U.S. Treasury bonds and an annual U.S. inflation rate of about 3.1% per year./1/

Concerns about terrorist attacks and global political unrest have been on all our minds and are affecting financial markets. Obviously, it is very difficult to predict the impact of future terrorist activity. Our concerns are tempered by the realization that the global economy and financial markets have prospered for over half a century in spite of threats potentially more devastating than those faced today.

The level of general investor uneasiness has increased with the heavy publicity recently about problems with senior executives engaged in fraudulent or unethical activity, accounting firms which have failed to audit their clients accurately, and Wall Street analysts issuing inappropriate recommendations. It is important for shareholders to understand that analytical staffs of the investment advisor and sub-advisor of the actively managed Funds do their own independent work. In addition to spending a great deal of time scrutinizing financial statements and analyzing industries and companies, staffs of State Farm Investment Management Corp. and Capital Guardian Trust Company visit personally on a regular basis with each of the companies in the Funds' stock portfolios. A crucial aspect of these meetings is to assess the character of the executives and determine the "corporate culture" of the firm. Corporate culture is like a glue which holds a firm together. Many companies do not have a corporate culture. Other firms have cultures which make the Funds' portfolio managers uncomfortable. Great companies have strong reinforcing cultures which are ethical and demanding. Ultimately, portfolio managers are faced with a decision as to whether money should be invested with these companies. Part of the decision is "soft" rather than based on analytical data. A story that is recounted often among State Farm Investment Management Corp. staff is a conversation which occurred many years ago with a highly capable chief executive officer who had led his firm for several decades. He attributed much of his success to his focus on two important tenants:

(1) Only do business with the "right" kind of people.
(2) Always remember that people spend their own money quite differently than they spend other people's money.

The expected outcome of analytical work done for the actively managed funds is investments in essential businesses and governmental entities that are run by people with whom portfolio managers are comfortable. The process does not ensure success, but it may help to avoid many problems. Despite this orientation, some investments turn out to be unfortunate.

Portfolio managers of the Index Funds employ analytical techniques which are different than those of actively managed Funds because their objective is to match returns of specified indices. Securities in the Index Funds are chosen only because they are included in the indices. We feel it is important to offer you Funds with active and index portfolio management orientations since both orientations have provided competitive returns over the years.

During present difficult markets, it is particularly important for common stock investors to understand the fundamental linkage between the stock market and wealth creation in our society. Investors in the stock market own more than just a stock certificate. Shareholders own a piece of a business, which includes physical, monetary, and intangible assets, as well as (and more importantly) the skills of management and their capability to innovate and compete successfully.

Innovation can create wealth. New ideas, processes, and technologies drive increases in the standard of living. The remarkable growth that has occurred in the world since the end of World War II would have been impossible without massive innovation. Interestingly, it is the competitive marketplace which forces innovation to occur, disperses the innovation widely, and rewards those who produce it. In a competitive environment, if firms do not innovate faster than their competitors, they will fall behind and lose business. Innovation is both a carrot and a stick. There is the lure of a big profit from the innovation, but also the grim reality of failure if a firm falls behind on the innovation treadmill.

Innovation is a fundamental aspect of capitalism. It is a reason why democratic capitalism has become the dominant political and economic structure in the world, discrediting socialism and authoritarian models.

Innovation is not linked to economic activity or the short-term fluctuations of the stock market. The portfolios have many examples of innovation currently. For example, some contained in the Equity Fund include:

(1) Johnson & Johnson (2.8% of net assets) has been a pioneer in the development of a drug coated stent which enhances the success rate of heart catheterizations.

(2) Pfizer (3.3% of net assets) is working on a single pill, which combines the benefits of its drugs for cholesterol reduction and blood pressure reduction. Also, Pfizer is in late stage trials for a drug which could be a major advancement in the treatment of epilepsy and pain.

(3) Intel (1.9% of net assets) continues to invest in processes which reduce materially the cost of producing semiconductor chips.

(4) ExxonMobil (3.8% of net assets) is a leader in the development of seismic processing technology.

(5) Nucor (.4% of net assets) is implementing two projects which could be revolutionary breakthroughs in steel-making technology.

(6) 3M (1.4% of net assets) and Caterpillar (1.3% of net assets) have been quite successful in reducing costs through the application of data driven Six Sigma methodology.

Formulation of a suitable long-term investment program and adherence to it is critical to the potential accumulation of wealth. Although a profit cannot be assured, investors can help cope with the volatility of financial markets by viewing investments in the suitable State Farm Mutual Funds as long-term commitments and regularly making new purchases of the Funds' shares. Your Registered State Farm Agent can help you consider which Fund or Funds fit with your long-term investment objectives and tolerance for risk. We encourage you to be patient with your investments. A long-term approach involves enduring the pain of market downturns as well as enjoying strong markets.

We have included discussions of the U.S. Economy, U.S. Equity Market, U.S. Bond Market, and International Economies and Markets which follow on pages 3 through 4.


/s/ Kurt G. Moser            /s/ Paul N. Eckley
    Kurt G. Moser                Paul N. Eckley
    Senior Vice President        Senior Vice President

/1/ Source: Ibbotson Associates. Large company stocks are now represented by the S&P 500 Index. It is not possible to invest directly in an index. Intermediate-term U.S. Treasury bonds are represented by a one-bond portfolio with a maturity near 5 years. Stocks have historically offered the highest long-term potential of any asset class, but are subject to the greatest volatility. U.S. Treasury bonds are backed by the full faith and credit of the U.S. government, are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance is no guarantee of future results.

The U.S. Economy

Evidence suggests that the U.S. Economy is recovering from the recession which economists say began in the spring of 2001. However, the initial report of real annualized GDP growth for the second quarter of 2002 indicated slower improvement of 1.1% compared to 5.0% growth, which was revised downward from 6.1%, in the first quarter. The recent report also showed that the recession was somewhat deeper than previously estimated with the economy shrinking at a 0.8% annual rate from January to September 2001 before rebounding at a 2.7% clip in the last quarter of 2001. Even with the downward revisions, the recession still was relatively mild. During the six previous recessions since 1960, the average downturn was 2.0%.

It was inevitable that general economic growth would slow from the rapid pace which occurred in the first quarter of 2002. Economists estimate that around 50% of first quarter GDP growth can be attributed to rebuilding of inventories. To sustain reasonable general economic growth going forward, the economy must show more broadly based improvements that will make up for smaller contributions from inventory effects. Obviously, some recent evidence of weakening general economic conditions is bothersome, but the economy still seems to be moving forward. Although the future is always uncertain, we believe the recovery which began in the latter part of 2001 will continue.

The chief executive officer of 3M said recently that he expects the next 10 years to be a tougher economic period than the 1990's. Our contacts with companies suggest that this attitude is fairly prevalent in the corporate world.

While consumer spending in the U.S. has remained fairly strong, business investment and capital spending are quite weak. Much of this weakness relates to the massive overbuilding which occurred in the information technology and telecommunications sectors during the internet boom of the late 1990's. There have been estimates that perhaps $1 trillion was spent unwisely through either capital spending on uneconomic projects or overpriced acquisitions of firms. Much of this investment has been or will be written off the financial statements of companies. Mr. Craig Barrett, the chief executive officer of Intel, said recently, "a lot of smart people put a lot of smart money into a lot of dumb ideas." A period of time may be required to absorb the excess capacity which has been built. For example, it appears that telecommunications companies are utilizing just 10 percent of the optical fiber networks they installed during the boom.

Economic Growth and Inflation

[GRAPH]

Source: GDP-U.S. Department of Commerce
        Inflation-U.S. Bureau of Labor Statistics

Economic growth is represented by the percentage change in Real Gross Domestic Product. Percentage change in the Consumer Price Index - All Items is used for inflation.

The U.S. Equity Market

The U.S. stock market, as measured by the S&P 500 Index, is now facing the prospect of a negative return for the third consecutive calendar year. Over the six month period ended June 30, 2002, its negative total return was (13.2)% with the worst decline occurring in June. In 2001 and 2000 calendar years, the Index experienced negative total returns of (11.9)% and (9.1)% respectively. General common stock prices in the U.S. have not declined in three consecutive years since 1941.

In line with trends of the last three years, share prices of small and mid-size companies again tended to perform better than those of companies which are categorized as large growth companies during the past six months/1/. The Russell 2000(R) Index is composed of small companies and showed a negative total return of (4.7)% during the past six months. Additionally, so-called value stocks generally continue to be the best performers recently.

Investor psychology is particularly bothersome in equity markets at the moment. Almost all news and developments are interpreted negatively. The very fundamental issues of sustainability of economic recovery, corporate profits and interest rates are rather traditional concerns. Worries about terrorism/war, accounting practices, corporate governance, practices of brokerage firms and bankruptcies of major firms add to investor uneasiness. Many of today's owners of common stocks, whether ownership comes directly or through mutual funds, have not encountered a protracted downturn in equity markets since their investments have been made over the past 10 years or so. We are now in such a period, and the ultimate bottom in share prices will depend importantly on their reactions to present circumstances. However, though past performance does not guarantee future results, the history of capital markets indicates that bottoms do eventually occur and a base is then created for better markets somewhere down the road.


* Represents latest 12 months available.
----------------------------------------

/(1)/ The stocks of small companies are more volatile than the stocks of larger, more established companies.

The U.S. Bond Market

Interest rates on good quality obligations have moved lower over the last six months. Yields on U.S. Treasury and high-grade corporate bonds which mature in 2-10 years have declined around 25 basis points (a basis point is .01%), while yields on mortgage-backed securities have declined about 35 basis points. Some portion of the decline in bond yields can probably be ascribed to investors moving out of stocks and seeking the comfort of high-grade fixed-income securities.

It should be mentioned that a two-tiered corporate bond market has been developing in recent times. Prices of bonds which are perceived to be high quality or backed by businesses which are stable are bid higher, regardless of their ratings, while bonds of companies that are struggling operationally or receiving negative press reports are under extreme price pressure. Investors fear making investments in what might be the next Enron or WorldCom.

Taking cue from stable interest rate policy of the Federal Reserve Board, yields on short-term obligations remain very low and are virtually unchanged over the last six months. A prospective tightening of monetary policy in the U.S. is not now expected until next year, and some observers are even suggesting further reductions in short-term interest rates may occur as the Federal Reserve Board takes action which is designed to assure continuation of the economic recovery. The Federal Open-Market Committee does not appear eager to rush into a tightening mode and is likely to wait for some meaningful improvement on the employment front before moving to a more restrictive stance. However, if conditions indicate that the general economic recovery is sustainable, interest rates are expected to begin a trend upward before too long.

Contrary to what often occurs, the global move to more restrictive monetary policy will probably not be led by the U.S. this time around. As general economic conditions improve, central banks in the Euro Community and United Kingdom appear to be more concerned about inflation than our Federal Reserve Board seems to be. Central banks in Canada, Australia, New Zealand, Sweden and South Korea have already increased short-term lending rates this year.

International Economies and Markets

Moderate economic recoveries are occurring in most developed countries across the world. As is the case in the United States, much of the improvement globally can be attributed to rebuilding of inventories. Capital spending by businesses continues to be restrained. Economies of emerging markets are also generally gaining strength, but notable exceptions are Argentina, which is experiencing financial difficulties and social tensions, and Israel, which is dealing with its much publicized conflict with Palestinians.

Stock market indices in all regions of the developed world posted negative returns over the first six months of 2002 when measured in local currencies/1/. However, during this period, shareowners of the International Equity and International Index Funds, benefited from weaknesses in the U.S. dollar. The U.S. dollar declined 9.3% against the Japanese yen, 10.3% relative to the Euro and 7.5% on a trade-weighted basis. Consequently, when measured in U.S. dollars, losses in international equity markets were pared. The EAFE(R) Free Index, which is a broad stock market index that encompasses stock markets through the developed free world, experienced negative returns of (9.5)% in local currencies and (1.6)% in U.S. dollars over the last six months.

Interest rates on short-term obligations generally increased slightly over the past six months. Long-term interest rates on sovereign governmental issues were rather flat or declined somewhat in most developed countries.


_____________________

/(1)/ Investing in foreign securities involves risks not normally associated with investing in the U.S. including higher trading and custody costs, less stringent accounting, legal and reporting practices, potential for political and economic instability, and the fluctuation and potential regulation of currency exchange and exchange rates.

                          STATE FARM MUTUAL FUND TRUST

Equity Fund

The Equity Fund seeks long-term growth of capital.

At June 30, 2002, common stocks represented 94% of the Equity Fund's total assets. The manager, State Farm Investment Management Corp., seeks to purchase the common stocks of large U.S. companies that are considered well run and able to generate long-term capital appreciation.

The Equity Fund experienced negative total returns of (11.17)% for Class I shares over the six months ended June 30, 2002.

See the previous discussions on the U.S. Economy and U.S. Equity Market. Financial Highlights for this fund can be found on page 43.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                                  JUNE 30, 2002

                                     [GRAPH]

                Equity Fund - Class I               S&P 500(R) Index**
    11/01/01           $10,000                            $10,000
     6/30/02           $ 9,310                            $ 9,219

                       Fund's Average Annual Total Return
                       Since Inception        1 year
                       Class I:    -6.89%     Class I:      N/A
                       Class A*:  -18.33%     Class A:   -16.63%

* Inception date 12/18/00. While Class A and I shares are subject to different sales loads and expense levels, returns are substantially similar because the shares of each class are invested in the same portfolio of securities.

** The S&P 500(R) Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. It also tracks the performance of common stocks issued by foreign and smaller U.S. companies in similar industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Small Cap Equity Fund

The Small Cap Equity Fund seeks long-term growth of capital.

At June 30, 2002, common stocks made up 91% of the Small Cap Equity Fund's total assets. The Fund invests its assets primarily in equity securities of companies with relatively small market capitalizations located in the U.S. These companies typically will have market capitalizations of $50 million to $1.5 billion at the time the Fund purchases these securities. The basic investment philosophy of the sub-advisor, Capital Guardian, is to seek undervalued securities that represent good long-term investment opportunities.

See the previous discussions on the U.S. Economy and U.S. Equity Market. Financial Highlights for this fund can be found on page 44.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                                  JUNE 30, 2002

                                     [GRAPH]

                  Russell 2000(R) Index**        Small Cap Equity Fund - Class I
      2/28/02             $10,000                            $10,000
      6/30/02             $ 9,901                            $ 9,622

                  Fund's Average Annual Total Return
                  Since Inception        1 year
                  Class I:    -3.78%     Class I:      N/A
                  Class A*:   -7.87%     Class A:   -17.54%

* Inception date 12/18/00. While Class A and I shares are subject to different sales loads and expense levels, returns are substantially similar because the shares of each class are invested in the same portfolio of securities.

** The Russell 2000(R) Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

__________________

    Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

    Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period and includes all other applicable fees and expenses (Class A shares include a maximum sales charge of 3%). These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See Financial Highlights beginning on page 43.

International Equity Fund

The International Equity Fund seeks long-term growth of capital.

At June 30, 2002, common stocks comprised 96% of the International Equity Fund's total assets.

The Fund invests its assets primarily in common stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets. The Fund invests in securities that its sub-advisor, Capital Guardian, thinks are undervalued and represent good long-term investment opportunities.

See the previous discussion of the International Economies and Markets. Financial Highlights for this fund can be found on page 45.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                                  JUNE 30, 2002

                                    [GRAPH]

                                           International Equity Fund -
                EAFE Free(R) Index                  Class I
      2/28/02       $10,000                         $10,000
      6/30/02       $10,317                         $10,149

                       Fund's Average Annual Total Return
                       Since Inception        1 year
                       Class I:     1.50%     Class I:      N/A
                       Class A*:  -16.61%     Class A:   -12.77%

* Inception date 12/18/00. While Class A and I shares are subject to different sales loads and expense levels, returns are substantially similar because the shares of each class are invested in the same portfolio of securities.

** The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE Free is meant to reflect actual opportunities for foreign investors in a local market. Returns are measured in U.S. dollars. Unlike an investment in the International Equity Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

S&P 500 Index Fund

The S&P 500 Index Fund seeks to provide investment results that correspond to the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500(R) Stock Index/1/.

The S&P 500 Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called the S&P 500 Index Master Portfolio, which holds each of the stocks that make up the S&P 500 Index. Barclays Global Fund Advisors is the investment adviser to the S&P 500 Index Master Portfolio and seeks to achieve investment performance that is similar to the S&P 500 Index by staying as fully invested as practicable in common stocks. The S&P 500 Index contains 500 stocks and is a widely used measure of large U.S. company stock performance.

See the previous discussions of the U.S. Economy and U.S. Equity Market. Financial Highlights for this fund can be found on page 46.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                                  JUNE 30, 2002

                                    [GRAPH]

              S&P 500 Index Fund - Class I    S&P 500(R) Index**
      2/28/02          $10,000                      $10,000
      6/30/02          $ 8,994                      $ 8,985

                       Fund's Average Annual Total Return
                       Since Inception        1 year
                       Class I:   -10.06%     Class I:      N/A
                       Class A*:  -18.54%     Class A:   -21.23%

* Inception date 12/18/00. While Class A and I shares are subject to different sales loads and expense levels, returns are substantially similar because the shares of each class are invested in the same portfolio of securities.

** The S&P 500(R) Index tracks the common stock performance of large U.S. companies in the manufacturing, utilities, transportation, and financial industries. It also tracks the performance of common stocks issued by foreign and smaller U.S. companies in similar industries. In total, the S&P 500 is comprised of 500 common stocks. Unlike an investment in the S&P 500 Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.


______________________

      Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

      Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period and includes all other applicable fees and expenses (Class A shares include a maximum sales charge of 3%). These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See Financial Highlights beginning on page 43.

/(1)/ "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the State Farm Mutual Fund Trust. The State Farm S&P 500 Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Small Cap Index Fund

The Small Cap Index Fund seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000(R) Small Stock Index/1/.

The Small Cap Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called the Russell 2000 Index Master Portfolio. Barclays Global Fund Advisors is the investment adviser to the Russell 2000 Index Master Portfolio, which seeks to achieve investment performance for the Russell 2000 Index Master Portfolio that is similar to the Russell 2000 Index by staying as fully invested as possible in common stocks. The Russell 2000 Index Master Portfolio pursues its investment objective by investing in a representative sample of the securities contained in the Russell 2000 Index based upon sampling and modeling techniques.

The Russell 2000 Index is an unweighted index of 2,000 small companies that is created by taking the largest 3,000 companies in the U.S. and eliminating the largest 1,000 of those companies.

See the previous discussions of the U.S. Economy and U.S. Equity Market. Financial Highlights for this fund can be found on page 47.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                                  JUNE 30, 2002

                                     [GRAPH]

                Small Cap Index Fund - Class I          Russell 2000(R) Index**
    2/28/02                $10,000                              $10,000
    6/30/02                $ 9,919                              $ 9,901

                Fund's Average Annual Total Return
                Since Inception         1 Year
                Class I:    -0.80%      Class I:     N/A
                Class A*:   -1.56%      Class A:  -11.92%

*Inception date 12/18/00. While Class A and I shares are subject to different sales loads and expense levels, returns are substantially similar because the shares of each class are invested in the same portfolio of securities.

**The Russell 2000(R) Index tracks the common stock performance of the 2,000 smallest U.S. companies in the Russell 3000(R) Index, which represents approximately 10% of the total capitalization of the Russell 3000 Index. Unlike an investment in the Small Cap Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

International Index Fund

The International Index Fund seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, and Far East Free Index ("EAFE(R) Free Index")/2/.

The International Index Fund invests all of its assets in a separate series of an unaffiliated mutual fund called the International Index Master Portfolio. Barclays Global Fund Advisors is the investment adviser to the International Index Master Portfolio. The International Index Master Portfolio seeks to match the performance of the EAFE Free Index by investing in common stocks included in the Index and by staying as fully invested as possible in common stocks. The International Index Master Portfolio selects a representative sample of the securities contained in the EAFE Free Index based upon sampling and modeling techniques.

The EAFE Free Index is a capitalization-weighted index that currently includes stocks of companies located in 16 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore.

See the previous discussion of the International Economies and Markets. Financial Highlights for this fund can be found on page 48.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                         INVESTMENT FOR THE PERIOD ENDED
                                  JUNE 30, 2002

                                     [GRAPH]

                   EAFE Free(R) Index**     International Index Fund - Class I
    2/28/02               $10,000                        $10,000
    6/30/02               $10,317                        $10,307

                Fund's Average Annual Total Return
                Since Inception         1 Year
                Class I:     3.07%      Class I:     N/A
                Class A*:  -17.16%      Class A:  -13.08%

*Inception date 12/18/00. While Class A and I shares are subject to different sales loads and expense levels, returns are substantially similar because the shares of each class are invested in the same portfolio of securities.

**The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE(R) Free) Index currently measures the performance of stock markets of Europe, Australia, New Zealand, and the Far East and takes into account local market restrictions on share ownership by foreigners. EAFE Free is meant to reflect actual opportunities for foreign investors in a local market. Returns are measured in U.S. dollars. Unlike an investment in the International Index Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

_______________

Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Annual average total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period and includes all other applicable fees and expenses (Class A shares include a maximum sales charge of 3%). These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See Financial Highlights beginning on page 43.

(1) The Russell 2000(R) Index is a trademark/service mark, and Russell(TM) is a trademark of the Frank Russell Company. The State Farm Small Cap Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by, nor in any way affiliated with the Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

(2) The EAFE(R) Free Index is a trademark, service mark and the exclusive property of Morgan Stanley Capital International, Inc. ("MSCI") and its affiliates and has been licensed for use by the State Farm Mutual Fund Trust (the "Trust"). The State Farm International Index Fund (the "Fund"), based on the EAFE(R) Free Index, has not been passed on by MSCI as to its legality or suitability, and is not issued, sponsored, endorsed, sold or promoted by MSCI. MSCI makes no warranties and bears no liability with respect to the Fund. MSCI has no responsibility for and does not participate in the management of the Fund assets or sale of the Fund shares. The Trust's Prospectus contains a more detailed description of the limited relationship MSCI has with the Trust and the Fund.

Equity and Bond Fund

The Equity and Bond Fund seeks long-term growth of principal while providing some current income.

The Equity and Bond Fund invests all of its assets in shares of the Equity Fund and the Bond Fund. It is managed by State Farm Investment Management Corp. The Equity and Bond Fund attempts to maintain approximately 60% of its net assets in shares of the Equity Fund and approximately 40% of its net assets in shares of the Bond Fund. The mix of assets was generally in line with these targets on June 30, 2002.

See the previous discussions of the U.S. Economy, U.S. Equity Market and U.S. Bond Market. Financial Highlights for this fund can be found on page 49.

                        COMPARISON OF CHANGE IN VALUE OF
                     $10,000 INVESTMENT FOR THE PERIOD ENDED
                                  JUNE 30, 2002

                                     [GRAPH]

                 Lehman Brothers       Equity and Bond     S&P 500(R)
              Aggregate Bond Index**    Fund - Class I      Index**
    2/28/02          $10,000               $10,000          $10,000
    6/30/02          $10,198               $ 9,470          $ 8,985

                   Fund's Average Annual Total Return
                   Since Inception         1 Year
                   Class I:    -5.30%      Class I:     N/A
                   Class A*:   -9.24%      Class A:   -8.49%

*Inception date 12/18/00. While Class A and I shares are subject to different sales loads and expense levels, returns are substantially similar because the shares of each class are invested in the same portfolio of securities.

**See footnotes for the Equity Fund and the Bond Fund for description of indices.

Bond Fund

The Bond Fund seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds.

The Bond Fund is managed by State Farm Investment Management Corp. and may invest in the following instruments:

 . Corporate debt securities
 . U.S. government debt securities
 . Foreign government debt securities
 . Asset backed and mortgage backed securities
 . Other issuer debt securities

It should be noted that as of June 30, 2002, the Bond Fund owned WorldCom Inc. bonds valued at $75,000, or 0.1% of its net assets.

The Bond Fund experienced total return of 3.02% for Class I shares over the six months ended June 30, 2002.

See the previous discussions of the U.S. Bond Market. Financial Highlights for this fund can be found on page 50.

                        COMPARISON OF CHANGE IN VALUE OF
                     $10,000 INVESTMENT FOR THE PERIOD ENDED
                                 JUNE 30, 2002,

                                    [GRAPH]

                        Lehman Brothers          Bond Fund -
                     Aggregate Bond Index**        Class I
    11/01/01                $10,000                $10,000
     6/30/02                $10,170                $10,062

                     Fund's Average Annual Total Return
                     Since Inception         1 Year
                     Class I:     0.62%      Class I:     N/A
                     Class A*:    4.74%      Class A:    3.87%

*Inception date 12/18/00. While Class A and I shares are subject to different sales loads and expense levels, returns are substantially similar because the shares of each class are invested in the same portfolio of securities.

**The Lehman Brothers Aggregate Bond Index contains approximately 6,892 U.S. Government, corporate, and collaterized bonds with maturity greater than 1 year and an outstanding par value of at least $150 million.

The Lehman Brothers Aggregate Bond Index represents an unmanaged group of bonds and mortgage-backed securities that differ from the composition of the Bond Fund. Unlike an investment in the Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

__________________

Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period and includes all other applicable fees and expenses (Class A shares include a maximum sales charge of 3%). These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See Financial Highlights beginning on page 43.

Tax Advantaged Bond Fund

The Tax Advantaged Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management.

The Tax Advantaged Bond Fund is managed by State Farm Investment Management Corp. and invests primarily in a diversified selection of municipal bonds. Dividends from the Fund largely will be exempt from federal income tax, but a portion of those dividends may be subject to state and local taxes and (if applicable) the alternative minimum tax. The Fund may hold bonds with maturities of one to thirty years, although a majority of the Fund's investments are in bonds with maturities longer than five years.

See the previous discussion of the U.S. Bond Market. Financial Highlights for this fund can be found on page 51.

                        COMPARISON OF CHANGE IN VALUE OF
                     $10,000 INVESTMENT FOR THE PERIOD ENDED
                                  JUNE 30, 2002

                                    [GRAPH]

               Tax Advantaged Bond Fund - Class I   Lehman Brothers Municipal Bond Index**
      2/28/02              $10,000                              $10,000
      6/30/02              $10,201                              $10,163

                Fund's Average Annual Total Return
                Since Inception         1 Year
                Class I:     2.02%      Class I:     N/A
                Class A*:    4.26%      Class A:    4.17%

*Inception date 12/18/00. While Class A and I shares are subject to different sales loads and expense levels, returns are substantially similar because the shares of each class are invested in the same portfolio of securities.

**The Lehman Brothers Municipal Bond Index includes approximately 44,000 municipal bonds, which are selected to be representative of the market. To be included in the Index, a municipal bond must meet the following criteria: have a minimum credit rating of Baa assigned by Moody's Investors Service, Inc.; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least 5 million; have been issued since January 1, 1991; fixed rate coupon; and have a maturity of at least one year.

The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that differ from the composition of the Tax Advantaged Bond Fund. Unlike an investment in the Tax Advantaged Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Money Market

The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing in high quality commercial paper and other short-term debt securities. It is managed by State Farm Investment Management Corp. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Financial Highlights on page 52.

____________________

Past performance is not predictive of future performance. The investment return and principal value of an investment in the fund will fluctuate so that the fund shares, when redeemed, may be worth more or less than their original cost.

Average annual total return is the compounded rate of change in value during a period of investment, including the value of shares acquired through reinvestment of all dividends and of all capital gain distributions for the period. This rate is based on an investment at the beginning of the period through the end of the period and includes all other applicable fees and expenses (Class A shares include a maximum sales charge of 3%). These figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. A fund may have commenced investment operations on or before 12/18/00, which is the SEC effective registration date for the State Farm Mutual Fund Trust. See Financial Highlights beginning on page 43.

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002
                                   (Unaudited)

                                                   Shares          Value
                                                 -----------    -----------

Common Stocks (94.0%)

Agriculture, Foods, & Beverage (7.4%)
Archer-Daniels-Midland Co.                            24,150    $   308,879
Campbell Soup Co.                                      8,000        221,280
Hershey Foods Corp.                                    9,100        572,026
JM Smucker Co. (a)                                       310         10,580
Kellogg Co.                                           11,800        423,148
McCormick & Co. Inc.                                  12,000        309,000
Pepsico Inc.                                          27,400      1,320,680
Sara Lee Corp.                                        12,900        266,256
Sysco Corp.                                           24,400        664,168
The Coca-Cola Co.                                     26,400      1,478,400
                                                                -----------
                                                                  5,574,417
                                                                -----------
Banks (7.2%)
Bank of America Corp.                                 11,600        816,176
Bank of New York Inc.                                  1,800         60,750
Fifth Third Bancorp                                    7,100        473,215
M&T Bank Corp.                                         6,000        514,560
Northern Trust Corp.                                  11,600        511,096
Popular Inc.                                           9,400        316,592
SouthTrust Corp.                                      29,300        765,316
SunTrust Banks Inc.                                   12,300        832,956
Wells Fargo & Co.                                     23,300      1,166,398
                                                                -----------
                                                                  5,457,059
                                                                -----------
Chemicals (3.0%)
Air Products & Chemicals Inc.                         14,200        716,674
El du Pont de Nemours and Co.                         12,400        550,560
Sigma-Aldrich Corp.                                    8,900        446,335
The Dow Chemical Co.                                  14,900        512,262
                                                                -----------
                                                                  2,225,831
                                                                -----------
Computer Software & Services (5.1%)
Automatic Data Processing Inc.                        11,300        492,115
Check Point Software Technologies Ltd. (a)            10,950        148,482
Electronic Data Systems Corp.                          9,700        360,355
Intuit Inc. (a)                                        2,700        134,244
Microsoft Corp. (a)                                   41,500      2,245,980
SAP AG (a)                                             4,300        421,099
                                                                -----------
                                                                  3,802,275
                                                                -----------
Computers (2.6%)
Hewlett-Packard Co.                                   33,600        513,408
International Business Machines Corp.                 20,400      1,468,800
                                                                -----------
                                                                  1,982,208
                                                                -----------
Consumer & Marketing (7.1%)
Colgate-Palmolive Co.                                 15,500        775,775
Kimberly Clark Corp.                                   2,700        167,400
McDonald's Corp.                                      20,000        569,000
Nestle SA ADR                                         20,000      1,120,000
The Gillette Co.                                      25,200        853,524
The Procter & Gamble Co.                              17,100      1,527,030
Unilever NV ADR                                        4,700        304,560
                                                                -----------
                                                                  5,317,289
                                                                -----------
Electronic & Electrical Mfg. (7.9%)
Agilent Technologies Inc. (a)                         12,000        286,560
Applied Materials Inc. (a)                            16,600        315,732
Emerson Electric Co.                                   6,800        363,868
General Electric Co.                                  90,600      2,631,930
Intel Corp.                                           81,200      1,483,524
KLA Tencor Corp. (a)                                   5,300        233,147
Linear Technology Corp.                               11,200        352,016
Texas Instruments Inc.                                11,800        279,660
                                                                -----------
                                                                  5,946,437
                                                                -----------
Financial Services (4.6%)
American Express Co.                                   9,500        345,040
Citigroup Inc.                                        47,500      1,840,625
First Data Corp.                                       8,200        308,812
MBNA Corp.                                            18,400        608,488
Wachovia Corp.                                         9,200        351,256
                                                                -----------
                                                                  3,454,221
                                                                -----------
Health Care (15.0%)
Abbott Laboratories                                   16,600        624,990
Allergan Inc.                                          2,700        180,225
Amgen Inc. (a)                                         5,500        230,340
Baxter International Inc.                             10,000        444,400
Biomet Inc.                                            9,150        248,148
Bristol-Myers Squibb Co.                               8,200        210,740
Eli Lilly & Co.                                       23,300      1,314,120
GlaxoSmithKline PLC ADR                                3,300        142,362
Johnson & Johnson                                     40,800      2,132,208
Medtronic Inc.                                        11,400        488,490
Merck & Co. Inc.                                      25,400      1,286,256
Novartis AG ADR (a)                                    8,200        359,406
Pfizer Inc.                                           71,700      2,509,500
Pharmacia Corp.                                        6,700        250,915
Teva Pharmaceutical Industries Ltd.                    5,600        373,968
Wyeth                                                  9,600        491,520
                                                                -----------
                                                                 11,287,588
                                                                -----------
Machinery & Manufacturing (4.3%)
3M Co.                                                 8,600      1,057,800
AptarGroup Inc.                                       11,300        347,475
Caterpillar Inc.                                      21,000      1,027,950
Illinois Tool Works Inc.                              11,300        778,796
                                                                -----------
                                                                  3,212,021
                                                                -----------

                 See accompanying notes to financial statements.

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                    Shares         Value
                                                 -----------    -----------

Common Stocks (Cont.)

Media & Broadcasting (3.6%)
Lee Enterprises Inc. Class B                           3,800    $   133,000
Reuters Group PLC ADR                                  9,300        299,544
The Walt Disney Co.                                   54,700      1,033,830
Viacom Inc. Class B (a)                               27,300      1,211,301
                                                                -----------
                                                                  2,677,675
                                                                -----------
Mining & Metals (2.3%)
BHP Billiton Plc (a)                                 102,900        561,954
Newmont Mining Corp. Holding Co.                       3,600         94,788
Nucor Corp.                                            4,200        273,168
Rio Tinto PLC ADR                                     10,800        799,200
                                                                -----------
                                                                  1,729,110
                                                                -----------
Oil & Gas (10.8%)
Anadarko Petroleum Corp.                               8,500        419,050
BP Amoco PLC ADR                                      28,400      1,433,916
ChevronTexaco Corp.                                   15,500      1,371,750
Devon Energy Corp.                                     5,900        290,752
Exxon Mobil Corp.                                     71,400      2,921,688
Royal Dutch Petroleum Co. ADR                         19,300      1,066,711
Tidewater Inc. (a)                                     5,100        167,892
Tom Brown Inc. (a)                                     9,800        277,830
Western Gas Resources Inc.                             5,500        205,700
                                                                -----------
                                                                  8,155,289
                                                                -----------
Retailers (4.7%)
Home Depot Inc.                                       19,200        705,216
Wal-Mart Stores Inc.                                  44,700      2,458,947
Walgreen Co.                                           9,600        370,848
                                                                -----------
                                                                  3,535,011
                                                                -----------
Telecom & Telecom Equipment (7.4%)
ADC Telecommunications Inc. (a)                       56,100        128,469
AT&T Wireless Services Inc. (a)                       35,000        204,750
BellSouth Corp.                                       28,800        907,200
Cisco Systems Inc. (a)                                39,600        552,420
Corning Inc.                                          37,500        133,125
Lattice Semiconductor Corp. (a)                        3,900         34,086
LM Ericsson Telephone Co. ADR                         82,600        118,944
Motorola Inc.                                         22,900        330,218
Nokia Corp. ADR                                       33,100        479,288
SBC Communications Inc.                               47,800      1,457,900
Verizon Communications                                25,700      1,031,855
Vodafone Group PLC ADR                                16,500        225,225
                                                                -----------
                                                                  5,603,480
                                                                -----------

Utilities & Energy (1.0%)
Duke Energy Corp.                                     23,400    $   727,740
                                                                -----------
Total Common Stocks
(cost $84,780,581)                                               70,687,651
                                                                -----------

                                                  Shares or
                                                  principal
                                                    amount         Value
                                                 -----------    -----------
Short-term Investments (7.9%)
ChevronTexaco Corp., 1.610%, July,
   2002                                          $ 1,000,000    $   999,911
Toyota Motor Credit Corp., 1.730%, July,
   2002                                            1,000,000        999,864
JP Morgan Vista Treasury Plus Money
   Market Fund                                     2,987,661      2,987,661
U.S. Treasury Bills, 1.715%, September,
   2002                                            1,000,000        996,993
                                                                -----------
Total Short-term Investments
(cost $5,984,193)                                                 5,984,429
                                                                -----------
TOTAL INVESTMENTS (101.9%)
(cost $90,764,774)                                               76,672,080

OTHER ASSETS, NET OF LIABILITIES (-1.9%)                         (1,450,451)
                                                                -----------
NET ASSETS (100.0%)                                             $75,221,629
                                                                ===========

(a) Non-income producing security.

At June 30, 2002, net unrealized depreciation of $14,092,694 consisted of gross unrealized appreciation of $2,716,223 and gross unrealized depreciation of $16,808,917 based on cost of $90,764,774 for federal income tax purposes.

ADR - American Depository Receipt

                 See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002
                                   (Unaudited)

                                                    Shares         Value
                                                 -----------    -----------
Common Stocks (90.8%)

Consumer Discretionary (16.4%)
ADVO Inc. (a)                                          4,900    $   189,385
Alloy Inc. (a)                                         8,000        115,520
American Eagle Outfitters Inc. (a)                    23,100        488,334
American Greetings Corp.                              15,300        254,898
Borg Warner Inc.                                       2,400        138,624
California Pizza Kitchen Inc. (a)                     13,600        337,280
CEC Entertainment Inc. (a)                             8,500        351,050
Charlotte Russe Holding Inc. (a)                      10,100        225,533
Cox Radio Inc. (a)                                     7,000        168,700
Emmis Communications Corp. (a)                        14,100        298,779
Entercom Communications Corp. (a)                      5,300        243,270
Entravision Communications Corp. (a)                  14,000        171,500
Factory 2-U Stores Inc. (a)                           15,800        218,830
Gaiam Inc. (a)                                           900         13,176
Galyan's Trading Co. (a)                               2,000         44,520
Genesco Inc. (a)                                       7,100        172,885
Insight Communications Co. Inc. (a)                   34,700        422,299
International Speedway Corp.                           9,800        392,980
Kellwood Co.                                           9,300        302,250
Landry's Seafood Restaurants Inc.                      4,600        117,346
Libbey Inc.                                            6,300        214,830
Lithia Motors Inc. (a)                                 5,600        146,664
Martha Stewart Living Omnimedia Inc. (a)              12,000        137,640
Mediacom Communications Corp. (a)                     30,500        237,595
Netflix Inc. (a)                                         900         12,591
Novel Denim Holdings Ltd. (a)                         11,200         80,080
NVR Inc. (a)                                             700        226,100
Penton Media Inc.                                     18,200         39,130
Pixar Inc. (a)                                         3,300        145,530
Polaris Industries Inc.                                5,400        351,000
Primedia Inc. (a)                                     34,208         41,734
Radio One Inc. (a)                                    40,200        597,774
Ruby Tuesday Inc.                                     24,000        465,600
Speedway Motorsports Inc. (a)                         16,600        422,138
Stride Rite Corp.                                     14,800        118,400
Vans Inc. (a)                                         20,000        162,420
Wesco International Inc. (a)                           2,000         12,600
Williams-Sonoma Inc. (a)                               8,000        245,280
World Wrestling Entertainment (a)                     13,300        188,062
XM Satellite Radio Holdings (a)                        8,600         63,210
Young Broadcasting Inc. (a)                            5,200         92,456
                                                                -----------
                                                                  8,667,993
                                                                -----------
Consumer Staples (5.3%)
Adolph Coors Co. Class B                               4,000        249,200
Corn Products International Inc.                      14,300        445,016
Dreyer's Grand Ice Cream Inc.                         16,400      1,125,040
Hain Celestial Group Inc. (a)                          4,700         86,950
Performance Food Group Co. (a)                         6,900        233,634
Robert Mondavi Corp. (a)                               5,200        177,996
Steiner Leisure Ltd. (a)                              14,000        203,000
Tootsie Roll Industries Inc. (a)                       6,725        259,316
                                                                -----------
                                                                  2,780,152
                                                                -----------
Energy (2.8%)
Cabot Oil & Gas Corp.                                  3,300         75,405
Helmerich & Payne Inc.                                 7,600        271,472
Hydril Co. (a)                                        16,500        442,200
Pioneer Natural Resources (a)                          5,000        130,250
San Juan Basin Realty                                 27,000        298,890
Seacor Smit Inc. (a)                                   5,500        260,425
                                                                -----------
                                                                  1,478,642
                                                                -----------
Financial Services (13.8%)
America First Mortgage Investment                     22,000        216,700
American Capital Strategies Ltd.                      23,000        631,810
AmeriCredit Corp. (a)                                  5,000        140,250
Annaly Mortgage Management Inc.                       28,100        545,140
Anthracite Capital Inc.                               17,500        231,875
Citizens Banking Corp.                                 9,500        275,310
Everest Re Group Ltd.                                  6,200        346,890
Fidelity National Financial Inc.                       6,752        213,363
First American Corp.                                  18,000        405,900
First Midwest Bancorp Inc.                            13,000        361,140
Fulton Financial Corp.                                14,962        283,231
Harbor Florida Bancshares Inc.                        16,000        355,040
Insignia Financial Group Inc. (a)                     30,000        291,600
Max Re Capital Ltd.                                    5,000         67,500
Medallion Financial Corp.                             24,000        126,720
Meristar Hospitality Corp. Inc.                       21,100        321,775
Philadelphia Consolidated Holding Corp. (a)            5,600        253,904
Santander Bancorp ADR                                  7,400        129,500
SL Green Realty Corp.                                  5,900        210,335
South Financial Group Inc.                             5,500        123,249
Southern Financial Bancorp                             6,400        204,544
Sterling Bancshares Inc.                              32,100        474,117
Trammell Crow Co. (a)                                 20,200        287,850
Waypoint Financial Corp.                              19,000        371,450
WR Berkley Corp.                                       7,500        412,500
                                                                -----------
                                                                  7,281,693
                                                                -----------
Health Care (9.6%)
3-Dimensional Pharmaceuticals (a)                     11,000         48,950
Aclara Biosciences Inc. (a)                           27,000         46,440
American Pharmaceutical Partners (a)                   4,800         59,328
Antigenics Inc. (a)                                   16,000        157,600
ChromaVision Medical Systems Inc. (a)                 32,000         57,280
Conceptus Inc. (a)                                    14,300        235,807
CTI Molecular Imaging Inc. (a)                         3,500         80,290
Diversa Corp. (a)                                     12,500        124,375
Durect Corp. (a)                                      12,400         99,200
Exelixis Inc. (a)                                     30,000        225,900

                 See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                   Shares          Value
                                                 -----------    -----------

Common Stocks (Cont.)

Health Care (Cont.)
Genaissance Pharmaceuticals Inc. (a)                  11,000    $    14,520
Gene Logic Inc. (a)                                   13,000        182,000
Heska Corp. (a)                                       64,000         31,385
ILEX Oncology Inc. (a)                                14,200        200,078
Illumina Inc. (a)                                     31,300        210,336
InforMax Inc. (a)                                     13,800         12,420
Kendle International Inc. (a)                         18,000        244,800
Lexicon Genetics Inc. (a)                             13,300         65,024
Lifepoint Hospitals Inc. (a)                          11,000        399,410
Medsource Technologies Inc. (a)                       11,000        134,750
Orthodontic Centers of America Inc. (a)                8,400        192,696
Owens & Minor Inc.                                    14,400        284,544
Scios Inc. (a)                                         8,400        257,124
Sicor Inc. (a)                                         4,500         83,430
SonoSite Inc. (a)                                      5,500         79,365
Tanox Inc. (a)                                        13,300        144,039
Triad Hospitals Inc. (a)                               7,600        324,672
Trimeris Inc. (a)                                     10,000        443,900
Vical Inc. (a)                                         1,400          7,392
Wilson Greatbatch Technologies (a)                    15,800        402,584
Wright Medical Group, Inc. (a)                        11,800        237,888
                                                                -----------
                                                                  5,087,527
                                                                -----------
Industrials (13.2%)
Administaff Inc. (a)                                  20,800        208,000
Advanced Energy Industries Inc. (a)                   26,500        587,770
America West Holdings Corp. (a)                        5,200         14,248
American Superconductor Corp. (a)                     11,000         60,060
ANC Rental Corp. (a)                                  36,400          6,552
Arbitron Inc. (a)                                      8,000        249,600
Armor Holdings Inc. (a)                               18,300        466,650
Astec Industries Inc. (a)                             14,300        230,087
Briggs & Stratton Corp.                                8,700        336,168
Columbus McKinnon Corp.                               18,000        155,520
CoStar Group Inc. (a)                                 13,000        266,890
Cummins Engine Co. Inc.                                4,000        132,400
Donaldson Inc.                                         4,300        150,672
Electro Scientific Industries Inc. (a)                24,500        595,350
Expressjet Holdings Inc. (a)                          21,000        274,050
Gardner Denver Inc. (a)                                9,300        186,000
Ionics Inc. (a)                                       12,000        291,000
Oshkosh Truck Corp.                                    4,400        260,084
Pentair Inc.                                           9,400        451,952
Power-One Inc. (a)                                    32,000        199,040
Quanta Services Inc. (a)                              29,600        292,152
Rayovac Corp. (a)                                     13,400        247,230
Resources Connection Inc. (a)                          9,000        242,910
Skywest Inc.                                           9,000        210,510
Unova Inc. (a)                                        27,100        175,879
Valence Technology Inc. (a)                           30,000         41,400
Werner Enterprises Inc.                               11,333        241,506
West Corportation (a)                                  6,000        132,360
York International Corp.                               8,000        270,320
                                                                -----------
                                                                  6,976,360
                                                                -----------
Materials & Processes (6.0%)
AptarGroup Inc.                                       12,000        369,000
Ferro Corp.                                           36,100      1,088,415
Graftech International Ltd. (a)                       20,900        257,070
Lyondell Chemical Co.                                  8,900        134,390
Methanex Corp. (a)                                    21,700        179,242
NOVA Chemicals Corp.                                  18,900        426,195
OM Group Inc.                                          4,000        248,000
Scotts Co. (a)                                        10,900        494,860
                                                                -----------
                                                                  3,197,172
                                                                -----------
Technology (21.4%)
Acclaim Entertainment Inc. (a)                        53,200        187,796
Advanced Fibre Communications Inc. (a)                 5,300         87,662
Alliance Fiber Optic Products Inc. (a)                23,500         16,685
Anadigics Inc. (a)                                    10,000         82,400
Anaren Microwave Inc. (a)                              4,000         34,560
ASM International NV (a)                              18,200        314,132
Aspect Communications (a)                             35,000        112,000
Avanex Corp. (a)                                      37,600         72,944
Cable Design Technologies Corp. (a)                   23,000        247,250
Click Commerce (a)                                    50,600         56,672
Click2Learn.Com Inc. (a)                              23,300         39,738
CNET Networks Inc. (a)                                32,700         65,073
Credence Systems Corp. (a)                            40,400        717,908
Cymer Inc. (a)                                        19,000        665,760
Digex Inc. (a)                                        10,700          2,354
Digital Insight Corp. (a)                             16,000        263,200
Earthlink Inc. (a)                                    34,700        233,184
Electroglas Inc. (a)                                   7,700         77,000
Emcore Corp. (a)                                      32,100        192,600
Exar Corp. (a)                                        28,000        552,160
FEI Co. (a)                                           26,200        642,162
Forrester Research Inc. (a)                            7,000        135,793
Gateway Inc. (a)                                      20,600         91,464
Helix Technology Corp.                                21,200        436,720
Homestore Inc. (a)                                    79,200        114,048
Hotels.com (a)                                         2,900        122,467
Intergraph Corp. (a)                                  13,400        233,699
Ixia (a)                                              28,200        164,124
Kulicke & Soffa Industries Inc. (a)                   55,000        681,450
Lendingtree Inc. (a)                                  23,100        293,601
LogicVision Inc. (a)                                   3,000         16,050
LTX Corp. (a)                                         50,300        718,284
Manugistics Group Inc. (a)                            12,600         76,986
MatrixOne Inc. (a)                                    22,100        132,821
MicroStrategy Inc. (a)                                21,000         10,500
Monolithic System Technology (a)                       7,700         85,701
Nanometrics Inc. (a)                                  14,500        230,246

                 See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                 June 30, 2002
                                  (Unaudited)

                                                  Shares         Value
                                               -----------   ------------
Common Stocks (Cont.)

Technology (Cont.)
NetRatings Inc. (a)                                 12,000   $    109,800
Newport Corp.                                       11,500        180,090
NIC Inc. (a)                                        45,000         66,600
Novell Inc. (a)                                     59,000        189,390
Optical Communication Products (a)                  22,600         27,572
Pinnacle Systems Inc. (a)                           28,500        313,186
Polycom Inc. (a)                                     7,000         83,930
Power Integrations Inc. (a)                         12,300        220,158
Proquest Co. (a)                                     7,900        280,055
Quest Software Inc. (a)                              8,600        124,958
Riverdeep Group Plc ADR (a)                          7,000        108,920
Rudolph Technologies Inc. (a)                          400          9,972
Saba Software Inc. (a)                               8,300         21,165
Selectica Inc. (a)                                   9,900         39,303
Therma-Wave Inc. (a)                                31,000        353,090
THQ Inc. (a)                                         7,200        214,704
TriQuint Semiconductor Inc. (a)                      9,564         61,305
Veeco Instruments Inc. (a)                          23,400        540,774
Witness Systems Inc. (a)                            12,400         91,512
Zygo Corp. (a)                                      11,000         88,550
                                                             ------------
                                                               11,332,228
                                                             ------------
Utilities (2.3%)
Energen Corp.                                       13,000        351,650
New Jersey Resources Corp.                          11,100        331,335
Southwest Gas Corp.                                 11,000        272,250
WGL Holdings Inc.                                    9,400        244,400
                                                             ------------
                                                                1,199,635
                                                             ------------
Total Common Stocks
(cost $55,404,017)                                             48,001,402
                                                             ------------

                                                Shares or
                                                principal
                                                  amount         Value
                                               -----------   ------------

Short-term Investments (9.9%)
CDC Commercial Paper, 1.740%,
   July, 2002                                  $ 2,000,000   $  1,998,356
JP Morgan 100% US Treasury
   Securities Money Market Fund                  1,612,946      1,612,946
JP Morgan Vista Treasury Plus
   Money Market Fund                             1,633,015      1,633,015
                                                             ------------
Total Short-term Investments
(cost $5,244,317)                                               5,244,317
                                                             ------------
TOTAL INVESTMENTS (100.7%)
(cost $60,648,334)                                             53,245,719

LIABILITIES, NET OF OTHER ASSETS (-0.7%)                         (358,307)
                                                             ------------
NET ASSETS (100.0%)                                          $ 52,887,412
                                                             ============

(a) Non-income producing security.

At June 30, 2002, net unrealized depreciation of $7,402,615 consisted of gross unrealized appreciation of $5,809,905 and gross unrealized depreciation of $13,212,520 based on cost of $60,648,334 for federal income tax purposes.

ADR - American Depository Receipt

                 See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002
                                   (Unaudited)

                                        Shares          Value
                                      -----------    -----------

Common Stocks (95.7%)

Australia (4.0%)
Australian & New Zeland Bank Group         19,800    $   214,402
BHP Ltd.                                   89,143        515,416
Brambles Industries Ltd.                    8,500         45,042
Fosters Brewing Group Ltd.                 80,970        214,538
National Australia Bank Ltd.                9,293        184,669
News Corp. Ltd.                             1,900         43,415
News Corp. Ltd. ADR                        11,909         64,712
Western Mining Corp. Holding Ltd.          24,400        124,506
Woolworths Ltd.                            36,400        268,698
                                                     -----------
                                                       1,675,398
                                                     -----------
Canada (2.0%)
Abitibi Consolidated Inc.                  13,900        127,494
Alcan Aluminum Ltd.                         2,500         94,188
Bombardier Inc. Class B                    22,100        185,850
Inco Ltd.                                   4,200         94,554
Magna International Inc. Class A            1,300         89,143
Nortel Networks Corp. ADR                  11,900         17,255
Suncor Energy Inc.                          3,800         67,460
Thomson Corp.                               5,700        179,743
                                                     -----------
                                                         855,687
                                                     -----------
Denmark (0.0%)
Novo Nordisk                                  600         19,862
                                                     -----------
Finland (2.6%)
Nokia OYJ                                  51,500        753,764
UPM-Kymmene                                 8,400        330,671
                                                     -----------
                                                       1,084,435
                                                     -----------
France (7.8%)
Accor SA                                    3,300        133,850
Air Liquide Rights (a)                      1,700         32,697
Air Liquide SA                              1,700        261,575
Bouygues                                   16,300        455,407
Compagnie De Saint-Gobain                   2,400        107,727
Essilor International                       2,400         97,582
Groupe Danone                               1,200        164,968
LMVH Co.                                    1,900         95,698
Michelin Class B                            4,400        178,293
Renault SA                                  5,300        247,842
Sanofi-Synthelabo                          15,200        924,706
Schneider SA                                2,500        134,437
Stmicroelectronics NV                       1,000         24,330
Television Francaise                        3,700         99,063
Vivendi Universal                          14,700        317,646
                                                     -----------
                                                       3,275,821
                                                     -----------
Germany (4.0%)
Bayerische Motoren Werke A                  5,400        219,241
Daimler Chrysler AG                        10,700        519,276
Deutsche Telekom AG                         4,500         42,220
Epcos AG (a)                                3,700        120,951
Infineon Technologies AG (a)                5,600         88,378
Metro AG                                    7,500        230,727
Siemans                                     3,950        237,103
Thyssen Krupp                              15,900        240,252
                                                     -----------
                                                       1,698,148
                                                     -----------
Greece (0.5%)
Hellenic Telecommunications                13,800        218,061
                                                     -----------
Hong Kong (4.0%)
Cheung Kong                                48,000        400,003
Hang Lung Properties Ltd.                  75,000         85,575
Hang Seng Bank                             15,000        160,578
Hong Kong Land Holdings Ltd.               50,000         80,500
Hutchison Whampoa                          40,000        298,720
Johnson Electric Holdings                 158,000        187,372
Li & Fung Ltd.                             94,000        126,543
Shangri-La Asia Ltd.                      146,000        121,662
Swire Pacific Ltd.                         41,000        209,731
                                                     -----------
                                                       1,670,684
                                                     -----------
Ireland (2.2%)
Allied Irish Banks PLC                     26,600        353,333
CRH PLC                                    21,425        349,127
Elan Corp. PLC                              2,500         13,800
Irish Permanent PLC                        13,500        193,042
                                                     -----------
                                                         909,302
                                                     -----------
Italy (1.6%)
Assicurazione Generali SpA                 10,500        248,874
ENI SpA                                    27,000        429,308
                                                     -----------
                                                         678,182
                                                     -----------
Japan (23.7%)
ACOM Co. Ltd. (b)                           2,100        143,493
ACOM Co. Ltd.                               1,800        122,993
Advantest Corp.                             6,500        404,555
Aeon Co.                                   15,000        400,467
Aiful Corp.                                 2,055        134,760
Canon Inc.                                  3,000        113,382
Chubu Electric Power Co.                    4,800         84,299
Chugai Pharm Co.                            9,000        107,676
Daiwa Securities                           25,000        162,065
Fuji Soft ABC Inc.                          2,400         96,713
Fuji Television Network Inc.                   18        104,071
Hirose Electronics Co. Ltd.                 1,300        113,341
Hitachi Ltd.                               27,000        174,579
Honda Motor Co. Ltd.                        2,000         81,095
Hoya Corp.                                  3,000        218,254
Japan Airlines (a)                         48,000        135,360
Japan Telecom Co. Ltd.                         25         71,542

                 See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                         Shares         Value
                                      -----------    -----------
Common Stocks (Cont.)

Japan (Cont.)
Keyence Corp.                                 700    $   148,281
Mitsubishi Estate Co. Ltd.                 27,000        220,757
Mitsubishi Heavy                           42,000        127,197
Mitsubishi Motor Corp.                     40,000        106,124
Mitsui Fudosan                             32,000        282,998
Mitsui Marine & Fire Insurance             75,830        408,064
Murata Manufacturing Co. Ltd.               2,500        160,604
NEC Corp.                                  37,000        257,450
Nikko Securities Co.                       42,000        211,999
Nikon Corp.                                20,000        221,424
Nintendo Corp. Ltd.                         4,000        589,020
Nippon Telegraph and Telephone Corp.           18         74,036
Nissan Motors                              65,000        450,105
Nomura Holdings Securities Co. Ltd.        15,000        220,257
NTT Docomo                                    218        536,543
Orix Corp.                                  1,700        137,152
Promise Co. Ltd.                            3,100        156,216
Rohm Co.                                    2,500        373,144
Sekisui House Ltd.                         22,000        161,704
Shin-Etsu Chemical Co.                      5,100        219,131
Shionogi & Co. Ltd.                         7,000         89,296
Sony Corp.                                  9,300        491,148
Suzuki Motor Corp.                         17,000        209,770
Takeda Chemical Industries Ltd.             2,000         87,769
TDK Corp.                                   3,000        141,665
Tokyo Electric Power Co. Inc.               4,700         96,659
Tokyo Electron Ltd.                         6,400        417,020
Tokyu Corp.                                48,000        185,818
Toray Industries                           61,000        163,364
UFJ Holdings                                   13         31,453
Ushio Inc.                                  8,000         95,044
Yamanouchi Pharmaceutical                   3,000         77,841
Yamato Transport Co. Ltd.                   6,000        109,378
                                                     -----------
                                                       9,927,076
                                                     -----------
Netherlands (8.9%)
ABN Amro Holdings                          12,480        226,661
Aegon NV                                   34,699        723,408
ASM Lithography Holding NV (a)             16,500        261,215
Hagemeyer NV                               12,500        172,829
Heineken NV                                17,250        757,082
ING Group                                   5,900        151,497
Koninklije Philips Electric NV                200          5,516
Numico NV                                   2,300         51,585
Philips Electronics NV                     12,300        343,407
Royal KPN NV (a)                           19,500         91,283
Royal Dutch Petroleum Co.                  13,000        724,105
Royal Dutch Petroleum Co. ADR               1,000         54,990
VNU NV                                      5,664        157,408
                                                     -----------
                                                       3,720,986
                                                     -----------
Norway (1.3%)
Norsk Hydro ASA                             4,000        190,824
Norske Skogindustrier Class A               4,400         82,086
Statoil ASA                                30,500        272,310
                                                     -----------
                                                         545,220
                                                     -----------
Portugal (0.2%)
Portugal Telecom SA                        11,730         82,829
                                                     -----------
Singapore (2.6%)
DBS Group Holdings (b)                     52,000        364,964
Singapore Airlines (a)                     21,000        153,331
Singapore Telecom Ltd. (b)                499,000        386,925
Singapore Telecom Ltd.                     45,200         35,048
United Overseas Bank                       21,000        150,954
                                                     -----------
                                                       1,091,222
                                                     -----------
Spain (1.8%)
Banco Bilbao Vizcaya Argenta               27,800        314,362
Inditex (a)                                12,800        270,270
Telefonica SA (a)                          18,918        158,809
                                                     -----------
                                                         743,441
                                                     -----------
Sweden (1.4%)
ASSA Abloy AB Class B                      12,600        177,543
Ericsson AB Class B (a)                    48,900         73,956
Forenings Sparbanken Class A               16,100        204,087
Svenska Handelbanken                        8,000        122,301
                                                     -----------
                                                         577,887
                                                     -----------
Switzerland (9.6%)
CIE Fincanc Richemont Units                15,543        353,522
Credit Suisse Group (a)                     4,797        152,299
HOLCIM Ltd.                                 2,133        489,447
Nestle SA                                   2,143        499,662
Novartis AG                                14,729        647,749
Roche Holding AG                            3,097        234,109
ST Microelectronics NV                      8,700        216,950
Swiss Reinsurance                           9,106        890,255
Swisscom AG                                 1,125        327,314
UBS AG (a)                                  4,500        226,323
                                                     -----------
                                                       4,037,630
                                                     -----------
United Kingdom (16.7%)
ARM Holdings (a)                           35,400         78,779
Astrazenca PLC                             39,900      1,658,440
BAE Systems PLC                            43,600        222,630
Barclays PLC                               12,800        107,698
BG Group PLC                               34,700        151,004
BOC Group PLC                               7,100        110,278
Brambles Industries PLC                    24,000        120,082
Centrica PLC                               28,400         87,875

                 See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                               Shares          Value
                                            ------------   ------------

Common Stocks (Cont.)

United Kingdom (Cont.)
Compass Group PLC                                 22,300   $    135,283
GlaxoSmithKline PLC                                4,500         97,263
HBOS PLC                                           7,000         75,755
Lloyds TSB Group PLC                              22,200        220,965
Marks & Spencer Group PLC                         21,047        119,581
National Grid Group PLC (a)                       20,000        142,060
Pearson PLC                                       22,000        218,805
Prudential PLC                                    28,600        261,561
Reuters Group PLC                                 18,000         95,479
Royal Bank of Scotland Group PLC                  23,300        660,581
Shire Pharmaceuticals Group                        7,000         61,885
Smiths Group PLC                                  31,800        412,974
Standard Chartered PLC                            16,800        179,253
Unilever PLC                                      50,200        457,573
Vodafone Group PLC                               892,700      1,224,606
Xstrata PLC                                        6,500         84,165
                                                           ------------
                                                              6,984,575
                                                           ------------
United States (0.8%)
Thompson Corp.                                    10,300        323,174
                                                           ------------
Total Common Stocks
(cost $49,981,915)                                           40,119,620
                                                           ------------

Preferred Stocks (0.2%)

Bermuda (0.2%)
Sanwa International Fin Berm                  30,000,000         95,737
                                                           ------------
Total Preferred Stocks
(cost $276,269)                                                  95,737
                                                           ------------

                                             Principal
                                               amount          Value
                                            ------------   ------------

Foreign Corporate Bonds (0.1%)

Luxembourg (0.1%)
Hellenic Exchange Finance Reg
2.000%, 08/02/2005                          $     37,000   $     39,591
                                                           ------------
Total Foreign Corporate Bonds
(cost $35,868)                                                   39,591
                                                           ------------

Repurchase Agreement (3.7%)
IBT Repurchase Agreement (c)
   1.25% to be repurchased at
   $1,545,011 on 07/01/2002                    1,544,850      1,544,850
                                                           ------------
Total Repurchase Agreement

TOTAL INVESTMENTS (99.7%)
(cost $51,838,902)                                           41,799,798
CASH AND OTHER ASSETS, NET OF LIABILITIES
   (0.3%)                                                       108,209
                                                           ------------
NET ASSETS (100.0%)                                        $ 41,908,007
                                                           ============

INTERNATIONAL FUND INDUSTRY CLASSES

                Industry                        Value             %
-----------------------------------------    -----------        -----
Consumer Goods & Services                      5,677,014         13.6
Machinery, Manufacturing, & Construction       5,206,755         12.4
Communications                                 4,944,506         11.8
Real Estate & Other Financial                  4,760,948         11.4
Health Care                                    4,366,850         10.4
Banks                                          3,861,802          9.2
Transportation                                 3,105,048          7.4
Retail                                         2,823,297          6.7
Mining & Refining                              2,270,574          5.4
Agriculture, Foods, & Beverage                 2,189,520          5.2
Chemicals                                        590,983          1.4
Utilities & Energy                               418,061          1.0
                                             -----------        -----
Total Stocks                                  40,215,357         95.9
Foreign Corporate Bonds                           39,591          0.1
Repurchase Agreement                           1,544,850          3.7
                                             -----------        -----
Total Investments                             41,799,798         99.7
Cash and Other Assets, net of Liabilities        108,209          0.3
                                             -----------        -----
Net Assets                                   $41,908,007        100.0
                                             ===========        =====

(a)  Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $895,576 or 2.14% of net assets.

(C) Repurchase agreement is fully collaterized by U. S. Treasury or Government Agency Securities.

At June 30, 2002, net unrealized depreciation of $10,068,123 consisted of gross unrealized appreciation of $2,019,807 and gross unrealized depreciation of $12,087,930 based on cost of $51,867,921 for federal income tax purposes.

Approximately 30.4% of the investment securities are denoninated in the Euro, followed by 24.0% in the Japanese Yen, 12.3% in the British Pounds, 8.3% in the Swiss Franc, 7.5% in the United States Dollar, 5.4% in the Swedish Krone 3.9% in the Austrian Dollar and 3.8% in the Hong Kong Dollar. The remaining investment securities, representing 4.4% of total investments, are denominated in three currencies, each of which represents less than 1.7% of total investments.

                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002
                                   (Unaudited)

                                              Shares          Value
                                           ------------   ------------

Common Stocks (99.8%)

Financial Services (99.8%)
State Farm Mutual Fund Trust Bond Fund
   Instutional Shares (40.6%)                 2,727,654   $ 28,231,214
State Farm Mutual Fund Trust Equity
   Fund Institutional Shares (59.2%)          5,888,555     41,219,886
                                                          ------------
                                                            69,451,100
                                                          ------------
Total Common Stocks
(cost $79,269,368)                                          69,451,100
                                                          ------------

                                            Shares or
                                            principal
                                              amount          Value
                                           ------------   ------------

Short-term Investments (0.1%)
JP Morgan Vista Treasury Plus Money
   Market Fund                                   88,292   $     88,292
                                                          ------------
Total Short-term Investments
(cost $88,292)                                                  88,292
                                                          ------------
TOTAL INVESTMENTS (99.9%)
(cost $79,357,660)                                          69,539,392

OTHER ASSETS, NET OF LIABILITIES (0.1%)                         33,037
                                                          ------------
NET ASSETS (100.0%)                                       $ 69,572,429
                                                          ============

At June 30, 2002, net unrealized depreciation of $9,818,268 consisted of gross unrealized appreciation of $648,431 and gross unrealized depreciation of $10,466,699 based on cost of $79,357,660 for federal income tax purposes.

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002
                                   (Unaudited)

                                                 Principal
                                                  amount          Value
                                                -----------    -----------

Corporate Bonds (33.9%)

Aerospace/Defense (0.7%)
Lockheed Martin Corp.
7.700%, 06/15/2008                              $   500,000    $   553,527
                                                               -----------
Agriculture, Foods, & Beverage (1.9%)
ConAgra Inc.
7.875%, 09/15/2010                                  500,000        561,331
Kellogg Co.
6.600%, 04/01/2011                                  500,000        524,280
General Mills Inc.
6.000%, 02/15/2012                                  500,000        495,293
                                                               -----------
                                                                 1,580,904
                                                               -----------
Automotive (1.8%)
Daimler Chrysler North America
6.400%, 05/15/2006                                  500,000        519,130
Goodyear Tire & Rubber Co.
7.857%, 08/15/2011                                  500,000        461,098
Ford Motor Co.
7.450%, 07/16/2031                                  500,000        465,424
                                                               -----------
                                                                 1,445,652
                                                               -----------
Banks (0.7%)
Wells Fargo & Co.
7.250%, 08/24/2005                                  500,000        544,617
                                                               -----------
Building Materials & Construction (0.6%)
Masco Corp.
6.750%, 03/15/2006                                  500,000        529,344
                                                               -----------
Chemicals (1.9%)
Rohm & Haas Co.
6.950%, 07/15/2004                                  500,000        530,663
PPG Industries Inc.
7.400%, 08/15/2019                                  500,000        486,264
The Dow Chemical Co.
7.375%, 11/01/2029                                  500,000        527,683
                                                               -----------
                                                                 1,544,610
                                                               -----------
Computers (0.7%)
Hewlett-Packard Co.
7.150%, 06/15/2005                                  500,000        531,223
                                                               -----------
Consumer & Marketing (2.4%)
The Procter & Gamble Co.
4.000%, 04/30/2005                                  500,000        504,555
The Gillette Co. (a)
4.000%, 06/30/2005                                  500,000        504,856
Kimberly Clark Corp.
6.250%, 07/15/2018                                1,000,000        992,978
                                                               -----------
                                                                 2,002,389
                                                               -----------
Electronic/Electrical Mfg. (0.6%)
Raytheon Co.
6.550%, 03/15/2010                                  500,000        516,453
                                                               -----------
Financial Services (3.9%)
Household Finance Corp.
8.000%, 05/09/2005                                  500,000        538,584
Morgan Stanley Dean Witter & Co.
7.750%, 06/15/2005                                  500,000        548,704
General Electric Capital Corp. (a)
6.800%, 11/01/2005                                  500,000        539,455
Caterpillar Financial Services Corp.
5.950%, 05/01/2006                                  500,000        523,736
Citigroup Inc.
7.250%, 10/01/2010                                  500,000        544,246
General Motors Acceptance Corp.
6.875%, 09/15/2011                                  500,000        496,409
                                                               -----------
                                                                 3,191,134
                                                               -----------
Forest Products (1.8%)
Westvaco Corp.
6.850%, 11/15/2004                                  375,000        395,363
International Paper Co.
6.750%, 09/01/2011                                  500,000        520,719
Willamette Industries Inc.
9.000%, 10/01/2021                                  500,000        580,019
                                                               -----------
                                                                 1,496,101
                                                               -----------
Health Care (1.9%)
Pfizer Inc.
3.625%, 11/01/2004                                  500,000        503,217
Merck & Co. Inc.
4.125%, 01/18/2005                                  500,000        507,499
Abbott Laboratories
6.400%, 12/01/2006                                  500,000        535,537
                                                               -----------
                                                                 1,546,253
                                                               -----------
Machinery & Manufacturing (0.7%)
Deere & Co.
7.850%, 05/15/2010                                  500,000        561,561
                                                               -----------
Media & Broadcasting (1.4%)
The Walt Disney Co.
5.500%, 12/29/2006                                  500,000        506,229
Knight-Ridder Inc.
9.875%, 04/15/2009                                  500,000        616,270
                                                               -----------
                                                                 1,122,499
                                                               -----------
Oil & Gas (1.4%)
Enron Corp. (b)
6.400%, 07/15/2006                                  500,000         65,000
Phillips Petroleum Co.
8.750%, 05/25/2010                                  500,000        593,711

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                 Principal
                                                   amount         Value
                                                -----------    -----------

Corporate Bonds (Cont.)

Oil & Gas (Cont.)
Marathon Oil Corp.
6.125%, 03/15/2012                              $   500,000    $   497,589
                                                               -----------
                                                                 1,156,300
                                                               -----------
Retailers (1.3%)
Target Corp.
7.500%, 02/15/2005                                  500,000        546,240
Albertsons Inc.
7.500%, 02/15/2011                                  500,000        545,278
                                                               -----------
                                                                 1,091,518
                                                               -----------
Telecom & Telecom Equipment (5.4%)
Sprint Capital Corp.
5.875%, 05/01/2004                                  500,000        433,124
Motorola Inc.
6.750%, 02/01/2006                                  500,000        485,286
AT&T Corp. (a)
6.500%, 11/15/2006                                  500,000        440,000
Cingular Wireless (a)
5.625%, 12/15/2006                                  500,000        480,329
GTE North Inc.
5.650%, 11/15/2008                                  500,000        487,641
Vodafone Group PLC
7.750%, 02/15/2010                                  500,000        531,632
Deutsche Telekom International
Financial
8.500%, 06/15/2010                                  500,000        497,830
WorldCom Inc. (c)
7.500%, 05/15/2011                                  500,000         75,000
Telstra Corp. Ltd.
6.375%, 04/01/2012                                  500,000        510,851
Alltel Corp.
7.000%, 07/01/2012                                  500,000        498,890
                                                               -----------
                                                                 4,440,583
                                                               -----------
Utilities & Energy (4.8%)
Dominion Resources Inc.
7.625%, 07/15/2005                                  500,000        542,120
Duke Energy Field Services
7.500%, 08/16/2005                                  500,000        531,705
Progress Energy Inc.
6.750%, 03/01/2006                                  505,000        530,572
Alabama Power Co.
7.125%, 10/01/2007                                  300,000        325,961
Puget Sound Energy Inc.
7.690%, 02/01/2011                                  500,000        527,551
Reliant Energy
7.750%, 02/15/2011                                  500,000        427,463
Oncor Electric Delivery (a)
6.375%, 05/01/2012                                  500,000        513,726
Tampa Electric Co.
6.875%, 06/15/2012                                  500,000        516,145
                                                               -----------
                                                                 3,915,243
                                                               -----------
Total Corporate Bonds
(cost $27,772,533)                                              27,769,911
                                                               -----------


Foreign Government Bonds (0.6%)

Province of Ontario
5.500%, 10/01/2008                                  500,000        518,925
Total Foreign Government Bonds
(cost $468,294)                                                    518,925
                                                -----------    -----------

Government Agency Securities (38.3%)

Agency Notes & Bonds (9.0%)
Federal Home Loan Mortgage Corp.
5.750%, 07/15/2003                                  750,000        777,787
3.250%, 11/15/2004                                  900,000        900,369
7.000%, 07/15/2005                                1,000,000      1,095,048
6.625%, 09/15/2009                                1,000,000      1,096,860
Federal National Mortgage Association
6.750%, 08/15/2002                                  750,000        754,381
5.500%, 02/15/2006                                  500,000        524,944
6.625%, 10/15/2007                                  500,000        548,723
6.625%, 11/15/2010                                1,000,000      1,088,320
7.125%, 01/15/2030                                  500,000        559,905
                                                               -----------
                                                                 7,346,337
                                                               -----------
Mortgage-Backed Securities (29.3%)
Federal Home Loan Mortgage Corp.
6.000%, 11/01/2028                                1,162,705      1,170,290
6.500%, 06/01/2029                                1,468,912      1,503,176
7.500%, 12/01/2030                                  156,826        164,829
7.000%, 07/01/2031                                  433,065        449,050
6.500%, 09/01/2031                                  457,671        467,579
Federal National Mortgage Association
6.000%, 09/01/2013                                2,161,612      2,225,004
5.500%, 12/01/2016                                  578,187        579,522
5.500%, 01/01/2017                                  485,797        486,918
6.500%, 01/01/2017                                  470,513        488,199
6.000%, 04/01/2017                                  492,167        502,564
7.500%, 09/01/2029                                1,029,168      1,081,016
8.000%, 03/01/2030                                  399,872        424,649

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                          Principal
                                           amount          Value
                                         -----------    -----------

Government Agency Securities (Cont.)

Mortgage-Backed Securities (Cont.)
6.500%, 05/01/2030                       $ 1,412,716    $ 1,444,834
7.000%, 08/01/2030                           983,887      1,020,088
6.500%, 08/01/2031                           461,872        471,613
7.000%, 08/01/2031                           805,561        835,189
6.500%, 10/01/2031                           932,954        952,630
6.000%, 11/01/2031                           744,178        743,301
6.000%, 03/01/2032                           497,752        497,165
6.500%, 03/01/2032                           488,342        498,641
6.000%, 05/01/2032                           598,468        597,650
Government National Mortgage
   Association
6.000%, 05/15/2017                           996,385      1,023,537
6.500%, 06/15/2028                         1,282,227      1,314,957
6.000%, 11/15/2028                           742,458        746,894
6.500%, 03/15/2029                         1,284,434      1,316,040
7.000%, 06/15/2029                         1,279,349      1,331,392
7.500%, 08/20/2030                           728,988        767,262
6.500%, 11/15/2031                           432,479        442,148
6.000%, 01/15/2032                           497,229        497,628
                                                        -----------
                                                         24,043,765
                                                        -----------
Total Government Agency Securities
(cost $30,298,311)                                       31,390,102
                                                        -----------

U.S. Treasury Obligations (20.4%)

U.S. Treasury Bonds
7.500%, 11/15/2016                         1,500,000      1,805,166
8.125%, 08/15/2019                           750,000        960,672
6.875%, 08/15/2025                         1,000,000      1,152,535

U.S. Treasury Notes
7.250%, 05/15/2004                         3,000,000      3,244,863
4.625%, 05/15/2006                         1,000,000      1,030,000
6.500%, 10/15/2006                         3,000,000      3,302,598
6.125%, 08/15/2007                         1,750,000      1,907,401
5.625%, 05/15/2008                         1,000,000      1,067,344
6.000%, 08/15/2009                         1,100,000      1,194,918
5.750%, 08/15/2010                         1,000,000      1,069,688
                                                        -----------
Total U.S. Treasury Obligations
(cost $16,154,793)                                       16,735,185
                                                        -----------

                                          Shares or
                                          principal
                                           amount          Value
                                         -----------    -----------

Short-term Investments (5.3%)
JP Morgan Vista Treasury Plus Money
   Market Fund                             3,305,432    $ 3,305,432
New Center Asset Trust, 1.780%,
   July, 2002                              1,000,000        999,456
                                                        -----------
Total Short-term Investments
(cost $4,304,888)                                         4,304,888
                                                        -----------
TOTAL INVESTMENTS (98.5%)
(cost $78,998,819)                                       80,719,011

OTHER ASSETS, NET OF LIABILITIES (1.5%)                   1,181,065
                                                        -----------
NET ASSETS (100.0%)                                     $81,900,076
                                                        ===========

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these securities amounted to $2,478,366 or 3.0% of net assets.

(b) Enron Corp. filed Chapter 11 bankruptcy on December 2, 2001, and is not expected to pay its next scheduled interest payment.

(c) WorldCom Inc. filed Chapter 11 bankruptcy on July 21, 2002, and is not expected to pay its next scheduled interest payment.

At June 30, 2002, net unrealized apppreciation of $1,720,192 consisted of gross unrealized appreciation of $2,829,074 and gross unrealized depreciation of $1,108,882 based on cost of $78,998,819 for federal income tax purposes.

                 See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002
                                  (Unaudited)

                                                                                                     Rating
                                                                                Coupon   Maturity   (Moody's  Principal
                                                                                 rate      date      or S&P)   amount      Value
                                                                                ------  ---------   -------- ----------- -----------
Long-term Municipal Bonds (96.7%)

California (4.2%)
  Department of Water and Power of the City of Los Angeles, California,
    Power System Revenue Bonds, 2001 Series A, Subseries A-1                    5.250%  07/01/2015     Aa3   $ 1,500,000 $ 1,586,280
  State of California, Various Purpose General Obligation Bonds                 5.000%  02/01/2019     A1      1,000,000   1,004,000
                                                                                                                         -----------
                                                                                                                           2,590,280
                                                                                                                         -----------
Colorado (3.1%)
  Adams County, School District, No. 12, Colorado, General Obligation Bonds,
    Series 2001A                                                                5.400%  12/15/2014     Aaa       440,000     467,104
  Arapahoe County Water & Wastewater Public Improvement District, (Arapahoe
    County, Colorado) General Obligation Bonds, Series 2002A                    5.750%  12/01/2018     Aaa     1,320,000   1,440,463
                                                                                                                         -----------
                                                                                                                           1,907,567
                                                                                                                         -----------
Georgia (3.6%)
  Dekalb County, Georgia, Water & Sewerage Revenue Bonds, Series 2000           5.500%  10/01/2014     Aa2     2,000,000   2,189,700
                                                                                                                         -----------

Illinois (1.8%)
  State of Illinois, General Obligation Bonds, First Series of December 2000    5.750%  12/01/2017     Aaa     1,000,000   1,077,450
                                                                                                                         -----------
Kansas (7.8%)
  State of Kansas, Department of Transportation, Highway Revenue Bonds,
    Series 2000A                                                                5.750%  09/01/2013     Aa2     2,300,000   2,549,550
  Johnson County, Kansas, Unified School District # 229, Series A
   (Prerefunded to 10-01-2008 @ 100)                                            5.500%  10/01/2016     Aa1     2,000,000   2,230,820
                                                                                                                         -----------
                                                                                                                           4,780,370
                                                                                                                         -----------
Louisiana (1.6%)
  State of Louisiana, General Obligation Bonds, Series 2000-A                   5.000%  11/15/2019     Aaa     1,000,000   1,009,590
                                                                                                                         -----------

Michigan (7.7%)
  Forest Hills Public Schools, County of Kent, State of Michigan, 2000 School
    Building and Site Bonds (General Obligation - Unlimited Tax)                5.250%  05/01/2019     Aa2     2,575,000   2,644,782
  State of Michigan, General Obligation Bonds, Environmental Protection
    Program, Series 2000                                                        5.250%  11/01/2020     Aaa     1,985,000   2,040,362
                                                                                                                         -----------
                                                                                                                           4,685,144
                                                                                                                         -----------
Minnesota (4.3%)
  Independent School District Number 181 (Brainerd), Minnesota, General
    Obligation School Building Bonds, Series 2002A                              5.375%  02/01/2019     Aaa     2,500,000   2,628,950
                                                                                                                         -----------
Mississippi (4.4%)
  State of Mississippi, General Obligation Bonds, Capital Improvements Issue,
    Series 2000 (Prerefunded to 11/01/2010 @ 100)                               5.500%  11/01/2015     Aa3     2,400,000   2,685,168
                                                                                                                         -----------
Missouri (8.5%)
  State Environmental Improvement and Energy Resources Authority, (State of
    Missouri), Water Pollution Control and Drinking Water Revenue Bonds,
    (State Revolving Funds Programs-Master Trust), Series 2000B                 5.625%  07/01/2016     Aaa     2,415,000   2,617,981
  Missouri Highways and Transportation Commission, State Road Bonds,
    Series A 2000                                                               5.000%  02/01/2017     Aa2     2,500,000   2,561,650
                                                                                                                         -----------
                                                                                                                           5,179,631
                                                                                                                         -----------

                 See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                                                                     Rating
                                                                                Coupon   Maturity   (Moody's  Principal
                                                                                 rate      date      or S&P)   amount      Value
                                                                                ------  ----------  -------- ----------- -----------
Long-term Municipal Bonds (Cont.)

North Carolina (1.7%)
  City of Winston-Salem, North Carolina, Water and Sewer System Revenue
     and Revenue Refunding Bonds, Series 2001                                   5.000%  06/01/2018    Aa2    $ 1,000,000 $ 1,020,670
                                                                                                                         -----------
Ohio (10.3%)
  City of Columbus, Ohio, General Obligation Bonds, Various Purpose
     Unlimited Tax Bonds, Series 2000-1                                         5.500%  11/15/2014    Aaa      2,400,000   2,626,680
  City of Cleveland, Ohio, Waterworks Refunding Revenue Bonds, Series J, 2001   5.375%  01/01/2016    Aaa      1,000,000   1,068,150
  State of Ohio, Full Faith and Credit General Obligation Infrastructure
     Improvement Bonds, Series 2000                                             5.750%  02/01/2016    Aa1      2,400,000   2,613,456
                                                                                                                         -----------

                                                                                                                           6,308,286
                                                                                                                         -----------
Oregon (6.0%)
  Eagle Point School District No. 9, Jackson County, Oregon, General Obligation
     Bonds, Series 2000                                                         5.625%  06/15/2017    Aa2      1,500,000   1,613,265
  Reynolds School District No. 7, Multnomah County, Oregon, General Obligation
     Bonds, Series 2000                                                         5.000%  06/15/2018    Aa2      2,000,000   2,035,020
                                                                                                                         -----------
                                                                                                                           3,648,285
Tennessee (10.4%)                                                                                                        -----------
  Tennessee State School Bonds Authority, Higher Educational Facilities
     Second Program Bonds, Series A                                             5.400%  05/01/2013    Aa3      2,440,000   2,633,785
  City of Memphis, Tennessee, General Improvement Refunding Bonds, Series 2001  5.000%  11/01/2016    Aa2      1,100,000   1,159,488
  Williamson County, Tennessee, General Obligation Public Improvement Bonds,
     Series 2000 (ULT)                                                          5.400%  03/01/2020    Aa1      2,500,000   2,587,050
                                                                                                                         -----------
                                                                                                                           6,380,323
Texas (17.1%)                                                                                                            -----------
  City of Dallas, Texas, (Dallas, Denton, Collin and Rockwall Counties),
     Waterworks and Sewer System Revenue Refunding Bonds, Series 2000           5.500%  10/01/2013    Aa2      2,400,000   2,605,392
  City of San Antonio, Texas, Electric and Gas Systems Revenue Bonds, New
     Series 2000A                                                               5.750%  02/01/2015    Aa1      2,400,000   2,608,608
  Plano Independent School District, (Collin County, Texas), School Building
     Unlimited Tax Bonds, Series 2000                                           5.125%  02/15/2016    Aaa      2,500,000   2,581,400
  Fort Bend Independent School District, (Fort Bend County, Texas),
     Unlimited Tax School Building Bonds, Series 2000                           5.250%  08/15/2017    Aaa      2,550,000   2,647,384
                                                                                                                         -----------
                                                                                                                          10,442,784
                                                                                                                         -----------
Wisconsin (4.2%)
  State of Wisconsin, General Obligation Bonds of 2000, Series D                5.300%  05/01/2018    Aa3      2,500,000   2,591,250
                                                                                                                         -----------

Total Long-term Municipal Bonds
  (cost $56,221,080)                                                                                                      59,125,448
                                                                                                                         -----------

                 See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  June 30, 2002
                                   (Unaudited)

                                                                                                     Rating
                                                                                Coupon   Maturity   (Moody's  Principal
                                                                                 rate     date       or S&P)   amount      Value
                                                                                ------  ---------   -------- ----------- -----------
Short-term Municipal Bonds (0.2%)

Hawaii (0.2%)
  City and County of Honolulu, Hawaii, General Obligation Bonds,                1.200%  01/01/2016    Aaa      100,000       100,000
   Series 2000A

Total Short-term Municipal Bonds
  (cost $100,000)                                                                                                            100,000

                                                                                                              Shares or
                                                                                                              principal
                                                                                                               amount      Value
                                                                                                             ----------- -----------
Short-term Investments (2.1%)
  JP Morgan Vista Treasury Plus Money Market Fund                                                             1,303,784    1,303,784

Total Short-term Investments
  (cost $1,303,784)                                                                                                        1,303,784
                                                                                                                         -----------
TOTAL INVESTMENTS (99.0%)
  (cost $57,624,864)                                                                                                      60,529,232

OTHER ASSETS, NET OF LIABILITIES (1.0%)                                                                                      642,133
                                                                                                                         -----------
                                                                                                                         $61,171,365
NET ASSETS (100.0%)                                                                                                      ===========

At June 30, 2002, net unrealized appreciation of $2,904,368 consisted of gross unrealized appreciation of $2,904,368 and gross unrealized depreciation of $0 based on cost of $57,624,864 for federal income tax purposes.

Total Municipal Bonds consisted of 61.5% long-term General Obligation Bonds, 30.0% long-term Municipal Revenue Bonds, 8.3% long-term Advanced Refund Bonds, and 0.2% short-term General Obligation Bonds.

                 See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND
                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2002
                                   (Unaudited)

                                                  Shares or
                                                  principal
                                                   amount          Value
                                                 -----------    ------------
Short-term Investments (101.5%)

Agriculture, Foods, & Beverage (4.1%)
Coca-Cola
1.740%, 08/12/2002                               $ 1,000,000    $    997,871
                                                                ------------

Automotive (8.6%)
New Center Asset Trust
1.790%, 07/22/2002                                 1,000,000         998,854
FCAR Owner Trust Series I
1.780%, 08/19/2002                                 1,085,000       1,082,261
                                                                ------------
                                                                   2,081,115
                                                                ------------
Banks (4.7%)
Wells Fargo Financial
1.760%, 09/23/2002                                 1,155,000       1,150,143
                                                                ------------
Chemicals (1.2%)
EI du Pont de Nemours and Co.
1.730%, 08/09/2002                                   300,000         299,408
                                                                ------------
Computers (4.1%)
International Business Machines Corp.
1.700%, 07/15/2002                                 1,000,000         999,243
                                                                ------------

Financial Services (21.1%)
Toyota Motor Credit Corp.
1.730%, 07/26/2002                                 1,000,000         998,702
Citicorp
1.770%, 08/14/2002                                 1,085,000       1,082,544
General Electric Capital Corp.
1.800%, 08/22/2002                                 1,000,000         997,295
Household Finance Corp.
1.790%, 09/05/2002                                 1,075,000       1,071,361
Caterpillar Financial Services Corp.
1.750%, 09/19/2002                                 1,000,000         996,012
                                                                ------------
                                                                   5,145,914
                                                                ------------
Health Care (7.8%)
Pfizer Inc. (a)
1.730%, 07/03/2002                                   900,000         899,827
Abbott Laboratories (a)
1.730%, 08/01/2002                                 1,000,000         998,412
                                                                ------------
                                                                   1,898,239
                                                                ------------

Short-term Investments (Cont.)

Oil & Gas (3.7%)
ChevronTexaco Corp.
1.740%, 07/09/2002                                   900,000         899,564
                                                                ------------

Regulated Investment Companies (4.0%)
JP Morgan Vista Treasury Plus Money
 Market Fund                                         977,703         977,703
                                                                ------------
U.S. Government (42.2%)
Federal National Mortgage Association
1.760%, 07/17/2002                                 2,690,000       2,687,628
1.760%, 07/24/2002                                 1,000,000         998,774
1.760%, 07/31/2002                                 1,250,000       1,248,039
1.780%, 09/11/2002                                   500,000         498,170
1.730%, 09/25/2002                                   734,000         730,896
Federal Home Loan Mortgage Corp.
1.720%, 08/21/2002                                 2,436,000       2,429,829
1.710%, 08/30/2002                                 1,250,000       1,246,318
1.770%, 09/25/2002                                   450,000         448,053
                                                                ------------
                                                                  10,287,707
                                                                ------------
Total Short-term Investments
(cost $24,736,907)                                                24,736,907
                                                                ------------

TOTAL INVESTMENTS (101.5%)
(cost $24,736,907)                                                24,736,907

LIABILITIES, NET OF OTHER ASSSETS (-1.5%)                           (375,378)
                                                                ------------
NET ASSETS (100.0%)                                             $ 24,361,529
                                                                ============

(a) Securities exempt from registration under Section4(2) of the Securities Act of 1933. These securities are purchased as part of the normal course of business, valued at amortized cost and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, the value of these secuties amounted to $1,898,239 or 7.8% of net assets.

At June 30, 2002, the aggregate cost for federal income tax purposes was $24,736,907.

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                  June 30, 2002
                                   (Unaudited)

                                                                                     Equity        Small Cap   International
                                                                                     Fund         Equity Fund   Equity Fund
                                                                                 -------------    -----------   -----------
Assets
 Investments in securities
                                                                                 $  90,764,774    60,648,334     51,838,902
                                                                                 =============    ==========     ==========
  At identified cost
   At value                                                                      $  76,672,080    53,245,719     41,799,798
   In Master Index Portfolios                                                               --            --             --
 Foreign currencies at value (cost $84,564)                                                 --            --         92,356
 Receivable for:
   Dividends and interest                                                               74,948        31,977         81,933
   Shares of the Fund sold                                                             165,368       101,855         20,391
   Securites sold                                                                           --        50,591        165,897
   Expense cap reimbursement                                                             5,403         6,805         54,601
   Variation margin                                                                         --            --        140,214
 Prepaid expenses                                                                        9,194         7,756          5,786
                                                                                 -------------    ----------     ----------
   Total assets                                                                     76,926,993    53,444,703     42,360,976
                                                                                 -------------    ----------     ----------

Liabilities and Net Assets
 Payable for:
   Shares of the Fund redeemed                                                           5,500         3,044             --
   Securites purchased                                                               1,495,191       308,554        191,261
   Distribution Fees                                                                    33,422        59,566         45,942
   Manager                                                                             152,599       165,604        174,662
 Accrued liabilities                                                                    18,651        20,523         41,104
                                                                                 -------------    ----------     ----------
   Total Liabilities                                                                 1,705,364       557,291        452,969
                                                                                 -------------    ----------     ----------
 Net assets applicable to shares outstanding of common stock                     $  75,221,629    52,887,412     41,908,007
                                                                                 =============    ==========     ==========

Analysis of Net Assets
  Paid-in-capital                                                                $  93,533,931    59,934,312     54,795,877
  Accumulated net realized gain (loss)                                              (4,424,231)      530,270     (3,091,924)
  Net unrealized appreciation (depreciation)                                       (14,092,694)   (7,402,615)    (9,887,531)
  Undistributed (distributions in excess of) net investment income                     204,623      (174,555)        91,585
                                                                                 -------------    ----------     ----------
  Net assets applicable to shares outstanding                                    $  75,221,629    52,887,412     41,908,007
                                                                                 =============    ==========     ==========

Class A Shares:
  Fund shares outstanding                                                            2,777,635     2,974,157      2,594,027
  Net assets applicable to shares outstanding                                    $  19,923,724    25,844,699     19,399,695
                                                                                 =============    ==========     ==========
  Net asset value                                                                $        7.17          8.69           7.48
                                                                                 =============    ==========     ==========
  Maximum offering price                                                         $        7.39          8.96           7.71
                                                                                 =============    ==========     ==========
Class B Shares:
  Fund shares outstanding                                                            1,863,327     2,774,763      2,643,758
  Net assets applicable to shares outstanding                                    $  13,272,687    23,974,828     19,654,383
                                                                                 =============    ==========     ==========
  Net asset value                                                                $        7.12          8.64           7.43
                                                                                 =============    ==========     ==========

Institutional Shares:
  Fund shares outstanding                                                            6,006,806       354,067        383,110
  Net assets applicable to shares outstanding                                    $  42,025,218     3,067,885      2,853,929
                                                                                 =============    ==========     ==========
  Net asset value                                                                $        7.00          8.66           7.45
                                                                                 =============    ==========     ==========

                 See accompanying notes to financial statements.

                                       26
..

      S&P 500      Small Cap    International   Equity and         Bond          Tax Advantaged    Money Market
    Index Fund    Index Fund     Index Fund      Bond Fund         Fund            Bond Fund          Fund
   -----------    ----------    -------------   ----------      ----------       --------------    ------------
            --            --               --   79,357,660      78,998,819           57,624,864      24,736,907
   ===========    ==========    =============   ==========      ==========       ==============    ============
            --            --               --   69,539,392      80,719,011           60,529,232      24,736,907
    77,316,351    62,621,149       44,100,647           --              --                   --              --
            --            --               --           --              --                   --              --
            --            --               --           --         943,891              757,131             891
       364,012       101,705           63,785      165,890         382,116               23,506         384,691
            --            --               --           --              --                   --              --
        17,857        22,396           20,776        6,221           2,943                4,792           7,995
            --            --               --           --              --                   --              --
         9,618         8,625            5,969        8,610           9,476                7,983           2,568
   -----------    ----------    -------------   ----------      ----------       --------------    ------------
    77,707,838    62,753,875       44,191,177   69,720,113      82,057,437           61,322,644      25,133,052
   -----------    ----------    -------------   ----------      ----------       --------------    ------------

        32,965        16,017              797       21,040          20,023                3,423         274,257
            --           --                --           --              --                   --         448,031
        75,306        68,416           47,793       70,369          50,683               65,833          12,912
       109,697       114,649           79,680       42,952          71,902               71,605          28,212
        23,889        37,413           74,589       13,323          14,753               10,418           8,111
   -----------    ----------    -------------   ----------      ----------       --------------    ------------
       241,857       236,495          202,859      147,684         157,361              151,279         771,523
   -----------    ----------    -------------   ----------      ----------       --------------    ------------
    77,465,981    62,517,380       43,988,318   69,572,429      81,900,076           61,171,365      24,361,529
   ===========    ==========    =============   ==========      ==========       ==============    ============

    95,219,477    63,865,722       55,700,372   79,387,269      79,978,519           58,189,936      24,361,529
    (3,153,147)   (1,804,632)      (4,047,267)          --         201,365               77,061              --
   (14,784,610)      376,095       (8,084,750)  (9,818,268)      1,720,192            2,904,368              --
       184,261        80,195          419,963        3,428              --                   --              --
   -----------    ----------    -------------   ----------      ----------       --------------    ------------
    77,465,981    62,517,380       43,988,318   69,572,429      81,900,076           61,171,365      24,361,529
   ===========    ==========    =============   ==========      ==========       ==============    ============

     5,492,266     3,164,582        2,663,586    4,721,462       3,036,276            3,049,850      18,304,452
    41,156,446    31,190,127       20,522,061   39,611,670      31,485,312           32,223,358      18,304,452
   ===========    ==========    =============   ==========      ==========       ==============    ============
          7.49          9.86             7.70         8.39           10.37                10.57            1.00
   ===========    ==========    =============   ==========      ==========       ==============    ============
          7.72         10.16             7.94         8.65           10.69                10.90              --
   ===========    ==========    =============   ==========      ==========       ==============    ============

     4,047,042     2,864,088        2,702,779    3,511,242       2,100,769            2,730,149       5,206,925
    30,244,217    28,142,864       20,764,587   29,445,900      21,784,413           28,846,025       5,206,925
   ===========    ==========    =============   ==========      ==========       ==============    ============
          7.47          9.83             7.68         8.39           10.37                10.57            1.00
   ===========    ==========    =============   ==========      ==========       ==============    ============

       807,920       322,686          350,322       61,427       2,764,939                9,652         850,152
     6,065,318     3,184,389        2,701,670      514,859      28,630,351              101,982         850,152
   ===========    ==========    =============   ==========      ==========       ==============    ============
          7.51          9.87             7.71         8.38           10.35                10.57            1.00
   ===========    ==========    =============   ==========      ==========       ==============    ============

                See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                            STATEMENTS OF OPERATIONS

                                                                                                                   Equity
                                                                                                                    Fund
                                                                                                          ------------------------
Six months ended June 30, 2002 (unaudited) and the year ended December 30, 2001                              2002         2001
-------------------------------------------------------------------------------                           -----------  -----------
Investment Income (a:)
   Dividends                                                                                              $   500,568      667,465
   Interest                                                                                                    38,092       57,337
   Tax-exempt interest                                                                                             --           --
                                                                                                          -----------  -----------
                                                                                                              538,660      724,802
   Less: foreign withholding taxes                                                                             11,844       11,791
      Portfolio expenses of Master Index Portfolios                                                                --           --
                                                                                                          -----------  -----------
      Total investment income                                                                                 526,816      713,011

Expenses:
   Investment advisory and management fees                                                                    195,379      300,149
   Distribution fees                                                                                           60,208      197,747
   Transfer agent fees                                                                                         35,922      111,998
   Professional fees                                                                                           17,413       29,641
   Reports to shareowners                                                                                       8,598       11,573
   Errors & omissions insurance                                                                                 4,863        5,756
   Custodian fees                                                                                               3,043        3,440
   Security valuation fees                                                                                      1,287        2,661
   Fidelity bond expense                                                                                          751        1,859
   Trustees' fees                                                                                                 698        1,066
   ICI dues                                                                                                       284          169
   Administration fees                                                                                             --           --
   Registration fees                                                                                            8,226       26,014
   Index license fees                                                                                              --           --
   Fund accounting expense                                                                                         --           --
                                                                                                          -----------  -----------
      Total expenses                                                                                          336,672      692,073
      Less: expense reimbursement from Manager                                                                 12,601       33,719
                                                                                                          -----------  -----------
      Net expenses                                                                                            324,071      658,354
                                                                                                          -----------  -----------

Net investment income                                                                                         202,745       54,657

Realized and unrealized gain (loss):
   Net realized gain (loss) on sales of investments                                                        (4,233,564)    (259,402)
   Net realized gain on forward foreign currency contracts                                                         --           --
   Net realized gain (loss) on foreign currency transactions                                                   72,632           --
   Net realized gain (loss) on future contracts                                                                    --           --
   Net unrealized gain (loss) on open futures contracts                                                            --           --
   Change in net unrealized appreciation or depreciation on investments and foreign currency transactions  (4,690,654)  (6,741,916)
                                                                                                          -----------  -----------
Net realized and unrealized gain (loss) on investments                                                     (8,851,586)  (7,001,318)
                                                                                                          -----------  -----------
Net change in net assets resulting from operations                                                        $(8,648,841)  (6,946,661)
                                                                                                          ===========  ===========

(a) Components of investment income for the S&P 500 Index, Small Cap Index, and International Index Funds reflect each Fund's proportionate income from its Master Index Portfolio.

                 See accompanying notes to financial statements.

       Small Cap                 International                  S&P 500                      Small Cap
      Equity Fund                  Equity Fund                 Index Fund                   Index Fund
------------------------     -----------------------    -------------------------     -----------------------
   2002          2001           2002          2001          2002          2001           2002         2001
-----------    ---------     ----------   ----------    -----------    ----------     ----------    ---------
    200,864      362,979        479,073      636,641        488,277       674,485        375,522      741,826
     38,254      103,771         10,855       82,934         34,027       105,378         75,449      141,318
         --           --             --           --             --            --             --           --
-----------    ---------     ----------   ----------    -----------    ----------     ----------    ---------
    239,118      466,750        489,928      719,575        522,304       779,863        450,971      883,144
        522          583         59,204       61,471          2,988         2,957             --           --
         --           --             --           --         31,103       101,595         67,055      124,808
-----------    ---------     ----------   ----------    -----------    ----------     ----------    ---------
    238,596      466,167        430,724      658,104        488,213       675,311        383,916      758,336

    209,147      383,653        161,252      340,576         50,362        77,428         74,269      131,008
    113,519      213,142         88,129      189,353        138,095       225,053        128,914      232,951
     64,342      119,221         49,445      105,770         81,999       128,363         73,241      130,293
     18,358       38,005         17,070       34,538         17,151        35,961         18,940       40,695
      5,902        9,552          3,384        8,605          6,997        17,963          3,849       14,233
      4,167        5,777          3,678        5,503          4,941         5,921          4,806        6,375
      5,579       13,638         56,344       69,124             --            --             --           --
      1,814        4,050          7,381        6,322             --            --             --           --
        739        1,832            705        1,850            755         1,850            745        1,850
        578        1,051            473          956            659         1,110            636        1,126
        229          136            258           51            281           166            267          156
         --           --             --           --          6,657         2,410          5,346        2,410
      7,713       12,974          7,785        9,670          7,692        12,439          7,786        9,683
         --           --             --           --          4,818         3,343          9,807       20,001
         --           --         37,575       54,335         14,924        24,602         14,881       24,400
-----------    ---------     ----------   ----------    -----------    ----------     ----------    ---------
    432,087      803,031        433,479      826,653        335,331       536,609        343,487      615,181
     18,936       41,355         94,341      107,895         31,397        55,024         37,401       69,752
-----------    ---------     ----------   ----------    -----------    ----------     ----------    ---------
    413,151      761,676        339,138      718,758        303,934       481,585        306,086      545,429
-----------    ---------     ----------   ----------    -----------    ----------     ----------    ---------

   (174,555)    (295,509)        91,586      (60,654)       184,279       193,726         77,830      212,907

  1,287,976     (757,706)    (1,739,075)  (1,611,153)    (2,000,248)   (1,141,658)    (1,976,083)     967,119
         --           --        309,893      108,243             --            --             --           --
         --           --         (3,466)     (34,347)            --            --             --           --
         --           --             --           --             --            --             --           --
         --           --             --           --             --            --             --           --
 (6,387,567)     134,806       (285,095)  (7,884,158)    (8,949,545)   (5,718,865)    (1,454,437)    (348,256)
-----------    ---------     ----------   ----------    -----------    ----------     ----------    ---------
 (5,099,591)    (622,900)    (1,717,743)  (9,421,415)   (10,949,793)   (6,860,523)    (3,430,520)     618,863
-----------    ---------     ----------   ----------    -----------    ----------     ----------    ---------
 (5,274,146)    (918,409)    (1,626,157)  (9,482,069)   (10,765,514)   (6,666,797)    (3,352,690)     831,770
===========    =========     ==========   ==========    ===========    ==========     ==========    =========

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                            STATEMENTS OF OPERATIONS

                                                                                                          International
                                                                                                           Index Fund
                                                                                                   --------------------------
Six months ended June 30, 2002 (unaudited) and the year ended December 30, 2001                        2002          2001
-------------------------------------------------------------------------------                    -----------   ------------
Investment Income (a):
   Dividends                                                                                       $   630,678        806,832
   Interest                                                                                             54,360        143,222
   Tax-exempt interest                                                                                      --             --
                                                                                                   -----------   ------------
                                                                                                       685,038        950,054
   Less: foreign withholding taxes                                                                      78,903         97,451

     Portfolio expenses of Master Index Portfolios                                                      74,144        199,216
                                                                                                   -----------   ------------
     Total investment income                                                                           531,991        653,387

Expenses:
   Investment advisory and management fees                                                              51,764        110,051
   Distribution fees                                                                                    90,772        196,101
   Transfer agent fees                                                                                  50,896        109,356
   Professional fees                                                                                    18,560         40,261
   Reports to shareowners                                                                                3,267         13,699
   Errors & omissions insurance                                                                          3,807          5,735
   Custodian fees                                                                                           --             --
   Security valuation fees                                                                                  --             --
   Fidelity bond expense                                                                                   716          1,849
   Trustees' fees                                                                                          461          1,057
   ICI dues                                                                                                152            130
   Administration fees                                                                                   8,097          2,410
   Registration fees                                                                                     7,124          9,232
   Index license fees                                                                                   13,984         27,814
   Fund accounting expense                                                                              12,736         27,081
                                                                                                   -----------   ------------
     Total expenses                                                                                    262,336        544,776
     Less: expense reimbursement from Manager                                                           37,990         64,814
                                                                                                   -----------   ------------
     Net expenses                                                                                      224,346        479,962
                                                                                                   -----------   ------------

Net investment income                                                                                  307,645        173,425

Realized and unrealized gain (loss):
   Net realized gain (loss) on sales of investments                                                 (2,147,001)    (1,484,980)
   Net realized gain on forward foreign currency contracts                                                  --             --
   Net realized gain (loss) on foreign currency transactions                                               969        (30,169)
   Net realized gain (loss) on future contracts                                                        (95,406)      (191,413)
   Net unrealized gain (loss) on open futures contracts                                                 (6,111)        10,679
   Change in net unrealized appreciation or depreciation on investments and
    foreign currency transactions                                                                      972,108     (9,889,285)
                                                                                                   -----------   ------------
Net realized and unrealized gain (loss) on investments                                              (1,275,441)   (11,585,168)
                                                                                                   -----------   ------------
Net change in net assets resulting from operations                                                 $  (967,796)   (11,411,743)
                                                                                                   ===========   ============

(a) Components of investment income for the S&P 500 Index, Small Cap Index, and International Index Funds reflect each Fund's proportionate income from its Master Index Portfolio.

                 See accompanying notes to financial statements.

       Equity and                    Bond                Tax Advantaged               Money Market
       Bond Fund                     Fund                   Bond Fund                     Fund
------------------------    -----------------------   -----------------------    -----------------------
   2002          2001          2002         2001         2002         2001          2002         2001
----------    ----------    ----------   ----------   ----------   ----------    ----------   ----------
   695,233     1,335,289            --           --           --           --            --           --
     1,228         1,536     2,009,112    3,537,221           --       16,254       166,423      496,598
        --            --            --           --    1,410,306    2,685,333            --           --
----------    ----------    ----------   ----------   ----------   ----------    ----------   ----------
   696,461     1,336,825     2,009,112    3,537,221    1,410,306    2,701,587       166,423      496,598
        --            --            --           --           --           --            --           --

        --            --            --           --           --           --            --           --
----------    ----------    ----------   ----------   ----------   ----------    ----------   ----------
   696,461     1,336,825     2,009,112    3,537,221    1,410,306    2,701,587       166,423      496,598

        --            --        34,123       54,952       28,641       54,541         9,244       12,615
   130,001        36,505        92,652      228,246      126,208      242,498        23,918       39,283
    75,761        20,856        54,607      128,594       71,521      135,642        22,881       31,399
    13,496        28,334        18,405       31,364       15,246       27,805        11,486       20,789
     8,397         7,561         5,344        7,589        4,666        5,925         5,842        6,504
     2,601         8,078         5,125        6,859        4,698        6,958         1,216        1,342
        --           602         1,217        1,174          351          598         1,583        2,148
        --            --         3,720        4,287        3,144        6,333            --           97
       118         2,464           756        1,840          728        1,847           313          824
       661         1,083           694        1,220          585        1,221           186          263
       230           170           328          195          322          191            82           49
        --            --            --           --           --           --            --           --
     7,963        13,846         8,879       14,918        8,243       10,682         8,068       11,763
        --            --            --           --           --           --            --           --
        --            --            --           --           --           --            --           --
----------    ----------    ----------   ----------   ----------   ----------    ----------   ----------
   239,228       119,499       225,850      481,238      264,353      494,241        84,819      127,076
    33,466        62,138        10,346       15,058        9,342        7,694        19,532       31,360
----------    ----------    ----------   ----------   ----------   ----------    ----------   ----------
   205,762        57,361       215,504      466,180      255,011      486,547        65,287       95,716
----------    ----------    ----------   ----------   ----------   ----------    ----------   ----------

   490,699     1,279,464     1,793,608    3,071,041    1,155,295    2,215,040       101,136      400,882


        --        83,660        51,946      287,597       77,389           --            --           --
        --            --            --           --           --           --            --           --
        --            --            --           --           --           --            --           --
        --            --            --           --           --           --            --           --
        --            --            --           --           --           --            --           --
(4,530,268)   (4,185,220)      201,743      383,756    1,780,983     (344,867)           --           --
----------    ----------    ----------   ----------   ----------   ----------    ----------   ----------
(4,530,268)   (4,101,560)      253,689      671,353    1,858,372     (344,867)           --           --
----------    ----------    ----------   ----------   ----------   ----------    ----------   ----------
(4,039,569)   (2,822,096)    2,047,297    3,742,394    3,013,667    1,870,173       101,136      400,882
==========    ==========    ==========   ==========   ==========   ==========    ==========   ==========

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        Equity
                                                                                                         Fund
                                                                                             ----------------------------
Six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001                  2002            2001
---------------------------------------------------------------------------------            ------------    ------------
From operations:
   Net investment income                                                                     $    202,745          54,657
   Net realized gain (loss)                                                                    (4,160,932)       (259,402)
   Change in net unrealized appreciation or depreciation                                       (4,690,654)     (6,741,916)
                                                                                             ------------    ------------
Net change in net assets resulting from operations                                             (8,648,841)     (6,946,661)

Distributions to shareowners from and in excess of:

   Net investment income:
     Class A Shares                                                                                    --              --
     Class B Shares                                                                                    --              --
     Institutional Shares                                                                              --         (97,376)
                                                                                             ------------    ------------
                                                                                                       --         (97,376)
   Net realized gain:
     Class A Shares                                                                                    --              --
     Class B Shares                                                                                    --              --
     Institutional Shares                                                                              --              --
                                                                                             ------------    ------------
                                                                                                       --              --
Total distributions to shareowners                                                                     --         (97,376)

From Fund share transactions:
   Proceeds from shares sold                                                                   27,183,195      48,353,192
   Reinvestment of distributions                                                                       --          97,376
                                                                                             ------------    ------------
                                                                                               27,183,195      48,450,568
   Less payments for shares redeemed                                                              892,127      32,131,175
                                                                                             ------------    ------------
Net increase in net assets from Fund share transactions                                        26,291,068      16,319,393
                                                                                             ------------    ------------
Total increase (decrease) in net assets                                                        17,642,227       9,275,356
                                                                                             ------------    ------------
Net assets:
   Beginning of period                                                                         57,579,402      48,304,046
                                                                                             ------------    ------------
   End of period                                                                             $ 75,221,629      57,579,402
                                                                                             ============    ============
Including undistributed (distributions in excess of) net investment income                   $    204,623           1,878
                                                                                             ============    ============

                 See accompanying notes to financial statements.

                        STATE FARM MUTUAL FUND TRUST FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

         Small Cap                  International                  S&P 500                        Small Cap
        Equity Fund                  Equity Fund                  Index Fund                      Index Fund
-------------------------    --------------------------   ---------------------------     --------------------------
    2002          2001          2002           2001           2002            2001           2002            2001
-----------   -----------    -----------    -----------   ------------    -----------     -----------    -----------
   (174,555)     (295,509)        91,586        (60,654)       184,279        193,726          77,830        212,907
  1,287,976      (757,706)    (1,432,648)    (1,537,257)    (2,000,248)    (1,141,658)     (1,976,083)       967,119
 (6,387,567)      134,806       (285,095)    (7,884,158)    (8,949,545)    (5,718,865)     (1,454,437)      (348,256)
-----------   -----------    -----------    -----------   ------------    -----------     -----------    -----------
 (5,274,146)     (918,409)    (1,626,157)    (9,482,069)   (10,765,514)    (6,666,797)     (3,352,690)       831,770


         --          (188)            --        (11,169)            --       (164,505)             --       (181,532)
         --          (176)            --        (10,676)            --        (48,304)             --        (87,764)
         --            --             --             --             --             --              --             --
-----------   -----------    -----------    -----------   ------------    -----------     -----------    -----------
         --          (364)            --        (21,845)            --       (212,809)             --       (269,296)


         --       (28,507)            --           (665)            --        (12,830)             --       (403,723)
         --       (26,716)            --           (634)            --        (10,328)             --       (378,188)
         --            --             --             --             --             --              --             --
-----------   -----------    -----------    -----------   ------------    -----------     -----------    -----------
         --       (55,223)            --         (1,299)            --        (23,158)             --       (781,911)
         --       (55,587)            --        (23,144)            --       (235,967)             --     (1,051,207)

  9,703,853     3,625,220      5,470,530      2,129,206     34,654,401     15,641,881      11,577,232      4,048,317
         --        55,549             --         23,144             --        235,968              --      1,051,207
-----------   -----------    -----------    -----------   ------------    -----------     -----------    -----------
  9,703,853     3,680,769      5,470,530      2,152,350     34,654,401     15,877,849      11,577,232      5,099,524
  2,971,786       214,011      2,625,504        156,320      4,981,782        315,044       2,582,487        208,416
-----------   -----------    -----------    -----------   ------------    -----------     -----------    -----------
  6,732,067     3,466,758      2,845,026      1,996,030     29,672,619     15,562,805       8,994,745      4,891,108
-----------   -----------    -----------    -----------   ------------    -----------     -----------    -----------
  1,457,921     2,492,762      1,218,869     (7,509,183)    18,907,105      8,660,041       5,642,055      4,671,671
-----------   -----------    -----------    -----------   ------------    -----------     -----------    -----------

 51,429,491    48,936,729     40,689,138     48,198,321     58,558,876     49,898,835      56,875,325     52,203,654
-----------   -----------    -----------    -----------   ------------    -----------     -----------    -----------
 52,887,412    51,429,491     41,908,007     40,689,138     77,465,981     58,558,876      62,517,380     56,875,325
===========   ===========    ===========    ===========   ============    ===========     ===========    ===========
   (174,555)           --         91,585       (108,778)       184,261         30,057          80,195          2,365
===========   ===========    ===========    ===========   ============    ===========     ===========    ===========


                 See accompanying notes to financial statements.

                        STATE FARM MUTUAL FUND TRUST FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           International
                                                                                             Index Fund
                                                                                     ---------------------------
Six months ended June 30, 2002 (unaudited) and the year ended December 31, 2001         2002             2001
-------------------------------------------------------------------------------      ------------    -----------
From operations:
   Net investment income                                                             $    307,645        173,425
   Net realized gain (loss)                                                            (2,241,438)    (1,706,562)
   Change in net unrealized appreciation or depreciation                                  965,997     (9,878,606)
                                                                                     ------------    -----------
Net change in net assets resulting from operations                                       (967,796)   (11,411,743)

Distributions to shareowners from and in excess of:

   Net investment income:
     Class A Shares                                                                            --        (63,818)
     Class B Shares                                                                            --             --
     Institutional Shares                                                                      --             --
                                                                                     ------------    -----------
                                                                                               --        (63,818)
   Net realized gain:
     Class A Shares                                                                            --         (8,837)
     Class B Shares                                                                            --         (8,504)
     Institutional Shares                                                                      --             --
                                                                                     ------------    -----------
                                                                                               --        (17,341)
Total distributions to shareowners                                                             --        (81,159)

From Fund share transactions:
   Proceeds from shares sold                                                            6,563,096      2,009,146
   Reinvestment of distributions                                                               --         81,159
                                                                                     ------------    -----------
                                                                                        6,563,096      2,090,305
   Less payments for shares redeemed                                                    2,826,589        130,764
                                                                                     ------------    -----------
  Net increase in net assets from Fund share transactions                               3,736,507      1,959,541
                                                                                     ------------    -----------
  Total increase (decrease) in net assets                                               2,768,711     (9,533,361)
                                                                                     ------------    -----------

Net assets:
   Beginning of period                                                                 41,219,607     50,752,968
                                                                                     ------------    -----------
   End of period                                                                     $ 43,988,318     41,219,607
                                                                                     ============    ===========
   Including undistributed (distributions in excess of) net investment income        $    419,963         27,150
                                                                                     ============    ===========

                 See accompanying notes to financial statements.

                        STATE FARM MUTUAL FUND TRUST FUND
                       STATEMENTS OF CHANGES IN NET ASSETS

        Equity and                  Bond                   Tax Advantaged                Money Market
        Bond Fund                   Fund                      Bond Fund                     Fund
------------------------   ----------------------  ---------------------------   --------------------------
   2002          2001         2002        2001          2002          2001           2002           2001
----------    ----------   ----------  ----------  ------------- -------------   -----------    -----------
   490,699     1,279,464    1,793,608   3,071,041      1,155,295     2,215,040       101,136        400,882
        --        83,660       51,946     287,597         77,389            --            --             --
(4,530,268)   (4,185,220)     201,743     383,756      1,780,983      (344,867)           --             --
----------    ----------   ----------  ----------  ------------- -------------   -----------    -----------
(4,039,569)   (2,822,096)   2,047,297   3,742,394      3,013,667     1,870,173       101,136        400,882


  (317,788)     (680,177)    (639,669) (1,531,415)      (630,948)   (1,178,414)      (79,307)      (239,792)
  (177,243)     (586,970)    (455,422) (1,340,470)      (522,822)   (1,036,626)      (20,349)      (161,090)
    (5,166)           --     (698,517)   (199,156)        (1,525)           --        (1,480)            --
----------    ----------   ----------  ----------  ------------- -------------   -----------    -----------
  (500,197)   (1,267,147)  (1,793,608) (3,071,041)    (1,155,295)   (2,215,040)     (101,136)      (400,882)


        --       (57,257)          --     (89,245)            --            --            --             --
        --       (50,710)          --     (77,244)            --            --            --             --
        --            --           --     (93,306)            --            --            --             --
----------    ----------   ----------  ----------  ------------- -------------   -----------    -----------
        --      (107,967)          --    (259,795)            --            --            --             --
  (500,197)   (1,375,114)  (1,793,608) (3,330,836)    (1,155,295)   (2,215,040)     (101,136)      (400,882)


19,937,691     9,335,275   19,838,708  31,271,208      2,757,627     2,267,458    14,469,989      8,198,486
   498,685     1,373,978    1,772,702   3,039,099      1,143,913     2,213,307        99,770        399,208
----------    ----------   ----------  ----------  ------------- -------------   -----------    -----------
20,436,376    10,709,253   21,611,410  34,310,307      3,901,540     4,480,765    14,569,759      8,597,694
 1,474,357       529,003    1,147,015  24,523,725        577,497        68,308     6,427,945      2,406,228
----------    ----------   ----------  ----------  ------------- -------------   -----------    -----------
18,962,019    10,180,250   20,464,395   9,786,582      3,324,043     4,412,457     8,141,814      6,191,466
----------    ----------   ----------  ----------  ------------- -------------   -----------    -----------
14,422,253     5,983,040   20,718,084  10,198,140      5,182,415     4,067,590     8,141,814      6,191,466
----------    ----------   ----------  ----------  ------------- -------------   -----------    -----------

55,150,176    49,167,136   61,181,992  50,983,852     55,988,950    51,921,360    16,219,715     10,028,249
----------    ----------   ----------  ----------  ------------- -------------   -----------    -----------
69,572,429    55,150,176   81,900,076  61,181,992     61,171,365    55,988,950    24,361,529     16,219,715
==========    ==========   ==========  ==========  ============= =============   ===========    ===========
     3,428        12,926           --          --             --            --            --             --
==========    ==========   ==========  ==========  ============= =============   ===========    ===========

                 See accompanying notes to financial statements.

                          STATE FARM MUTUAL FUND TRUST

                          NOTES TO FINANCIAL STATEMENTS

1. Objective

State Farm Mutual Fund Trust (the "Trust") has 10 separate investment portfolios (the "Funds"). Each Fund is a separate investment portfolio with its own investment objective, investment policies, restrictions, and attendant risks.

The State Farm Equity Fund (the "Equity Fund") seeks long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal circumstances, at least 80% of its assets in common stocks and other equity securities of U.S. companies with market capitalizations of at least $1.5 billion.

The State Farm Small Cap Equity Fund (the "Small Cap Equity Fund") seeks long-term growth of capital. The Fund invests most of its assets in equity securities of companies with relatively small market capitalizations located in the U.S. The companies in which the Fund invests typically have market capitalizations of $50 million to $1.5 billion at the time the Fund purchases the securities.

The State Farm International Equity Fund (the "International Equity Fund") seeks long-term growth of capital. The Fund invests its assets primarily in common stocks of companies located in 15 European countries (Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom), Australia, New Zealand, Hong Kong, Japan and Singapore. The Fund may also invest in companies located in emerging markets.

The State Farm S&P 500 Index Fund (the "S&P 500 Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of the Standard & Poor's 500 Stock Index (the "S&P 500(R) Index"). The Fund invests all of its assets in a separate series of an unaffiliated mutual fund called Master Investment Portfolio (the "Master Index Portfolio"). That series, called the S&P 500 Index Master Portfolio, holds each of the stocks that make up the S&P 500 Index. The S&P 500 Index Master Portfolio and the S&P 500 Index Fund have substantially similar investment objectives.

The State Farm Small Cap Index Fund (the "Small Cap Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of the Russell 2000 Small Stock Index (the "Russell 2000(R) Index"). The Fund invests all of its assets in a separate series of the Master Index Portfolio, called the Russell 2000 Index Master Portfolio. The Russell 2000 Index Master Portfolio and the Small Cap Index Fund have substantially similar investment objectives.

The State Farm International Index Fund (the "International Index Fund") seeks to match as closely as practicable, before fees and expenses, the performance of an international portfolio of common stocks represented by the Morgan Stanley Capital International Europe, Australia, and Far East Free Index ("EAFE(R) Free Index"). The Fund invests all of its assets in a separate series of the Master Index Portfolio, called the International Index Master Portfolio. The International Index Master Portfolio and the International Index Fund have substantially similar investment objectives.

The State Farm Equity and Bond Fund (the "Equity and Bond Fund") seeks long-term growth of principal while providing some current income. The Fund invests substantially all of its assets in shares of the Equity Fund and Bond Fund.

The State Farm Bond Fund (the "Bond Fund") seeks to realize over a period of years the highest yield consistent with investing in investment grade bonds. The Fund invests primarily in investment grade bonds issued by U.S. companies, U.S. government and agency obligations, and mortgage backed securities.

The State Farm Tax Advantaged Bond Fund (the "Tax Advantaged Bond Fund") seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund normally invests so that either (1) 80% or more of the Fund's net investment income is exempt from regular federal income tax or (2) 80% or more of the Fund's net assets is invested in securities that produce income exempt from regular federal income tax.

The State Farm Money Market Fund (the "Money Market Fund") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund invests exclusively in short-term, U.S. dollar-denominated money market securities, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multi-national organizations, such as the World Bank.

                          STATE FARM MUTUAL FUND TRUST

2. Significant accounting policies

 Security valuation

Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on their respective exchanges where primarily traded. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. The securities of the Money Market Fund and short-term securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) held by any of the other Funds are valued on an amortized cost basis which approximates fair value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective Fund. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Any securities not valued as described above are valued at a fair value as determined in good faith by the Board of Trustees or its delegate.

 Securities transactions and investment income

Security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on money market instruments and long-term debt instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

 Multi-class fund structure

The Funds offer multiple classes of shares. Institutional shares are offered to institutional investors including certain insurance companies, defined contribution plans, defined benefit plans, and may be used as a funding vehicle for certain IRAs. Institutional shares are not subject to an initial sales charge or a contingent deferred sales charge and have lower ongoing expenses than the other classes.

Investment income and certain Fund level expenses and expense reductions, if any, are borne pro rata on the basis of settled shares outstanding for the Fixed Income Funds and relative net assets for all other Funds. Realized and unrealized gains and losses are borne pro rata on the basis of relative net assets for all Funds. However, each class bears certain expenses unique to that class such as distribution services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Funds have equal rights with respect to voting subject to class specific arrangements.

 Fund share valuation

The offering price of the Institutional shares of each Fund is its Net Asset Value ("NAV"). A separate NAV is calculated for each class of each Fund.

The NAV for each class of each Fund is determined as of the time of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently at 4:00 p.m., Eastern Time), on each day when the NYSE is open for business. Shares of the Funds will not be priced on days when the NYSE is closed.

 Investments in Master Index Portfolios

The S&P 500 Index, Small Cap Index, and International Index Funds ("Equity Index Funds") are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The Equity Index Funds invest substantially all of their assets in the Master Index Portfolios as detailed below:

-----------------------------------------------------------------------------------------------
                                                                      % ownership interest
                                                                       held by the Equity
Equity Index Fund            Invests in Master Index Portfolio      Index Funds at 06/30/2002
-----------------            ---------------------------------      -------------------------
S&P 500 Index Fund            S&P 500 Index Master Portfolio                    3%

Small Cap Index Fund        Russell 2000 Index Master Portfolio                81%

International Index Fund     EAFE Free Index Master Portfolio                  45%
-----------------------------------------------------------------------------------------------

The Master Index Portfolios are diversified, open-end management investment companies, which have similar investment objectives as the respective Equity Index Funds. The Master Index Portfolios operate as partnerships for federal income tax purposes.

                          STATE FARM MUTUAL FUND TRUST

The financial statements of each Master Index Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with each Equity Index Funds' financial statements.

Each Equity Index Fund records its investment in their Master Index Portfolio at fair value which represents each Equity Index Fund's proportionate interest in the net assets of the respective Master Index Portfolio. Valuation of securities held by each Master Index Portfolio is disclosed in the notes of the respective Master Index Portfolio financial statements included elsewhere in this report.

Each Equity Index Fund records daily its proportionate share of the Master Index Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Equity Index Funds accrue their own expenses.

At June 30, 2002, the S&P 500 Index, Small Cap Index, and International Index Funds had unrealized appreciation (depreciation) of ($8,639,099), $349,704, and ($8,787,056), respectively, and cost of $88,079,315, $67,579,998, and
$54,874,107, respectively, for federal income tax purposes.

Federal income taxes, dividends and distributions to shareowners

It is the Funds' policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of their taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

The Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P 500 Index Fund, Small Cap Index Fund, International Index Fund, and Equity and Bond Fund declare and pay dividend and capital gain distributions, if any, at least annually.

The Bond Fund, Tax Advantaged Bond Fund, and Money Market Fund declare dividends daily and pay dividends monthly on the last business day of the month. Capital gain distributions on these Funds, if any, are generally paid annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures contracts (Equity Index Funds), the recognition of net realized losses (Equity, International Equity, S&P 500 Index, and International Index Funds), and foreign currency transactions (International Equity and International Index Funds). As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period.

On June 25, 2002, the Equity and Bond Fund declared an ordinary income dividend of $0.09 for Institutional Class shares to shareowners of record on June 25, 2002 (reinvestment date June 26, 2002).

The International Equity Fund has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICs") for federal income tax purposes. In accordance with this election, the International Equity Fund recognized unrealized appreciation (depreciation) relating to PFIC transactions of ($21,053) and $21,053 during 2001 and 2000, respectively, which is treated as ordinary income (loss) for federal income taxes. The cumulative amount of mark-to-market adjustments recognized on PFICs at December 31, 2001, was $0.

The International Equity Fund distributions from net investment income includes $21,053 for 2001. There were no distributions from net investment income relating to PFICs and foreign currency gains in 2000.

The tax character of distributions were as follows for the year ended December 31, 2001:

-------------------------------------------------------------------------------
               Ordinary Income    Long Term Capital Gain   Total Distributions
              -----------------  ------------------------ ---------------------
Bond Fund        292,462                   --                    292,462
-------------------------------------------------------------------------------

The tax character of distributions for all other Funds were the same as the distributions reflected in the Statement of Changes in Net Assets. Distributions from net investment income in 2000 were all classified as ordinary income.

From November 1, 2001 through December 31, 2001, the Equity Fund, Small Cap Equity Fund, International Equity Fund, S&P Index Fund and the International Index Fund incurred approximately $248,122, $187,990, $787,054, $113,273 and
$1,192,991 of net realized losses, respectively. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as arising in the fiscal year ending December 31, 2002.

                          STATE FARM MUTUAL FUND TRUST

At December 31, 2001, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

----------------------------------------------------------------------------------
                                          Year of Expiration
                                        ----------------------
                                                2009                        Total
                                                ----                        -----
   Equity Fund                              $ 15,177                      $ 15,177

   Small Cap Equity Fund                     569,716                       569,716

   International Equity Fund                 648,443                       648,443

   S&P 500 Index Fund                        621,451                       621,451

   International Index Fund                  126,308                       126,308
----------------------------------------------------------------------------------

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of transactions. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with unrealized gains and losses on investment securities.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are generally allocated between the Funds in proportion to their relative net assets.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Financial instruments

The Equity Index Funds may enter into stock index futures contracts to hedge a portion of their portfolios. These contracts obligate a Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. Gains and losses are reflected as net realized gain (loss) on futures contracts in the statements of operations. Additionally, the International Equity and International Index Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

3. Transactions with affiliates

Investment Advisory and Management Services Agreement

The Trust has an investment advisory and management services agreement with State Farm Investment Management Corp. ("Manager") who serves as the Trust's investment adviser and conducts the business and affairs of the Trust. Each Fund pays the Manager an investment advisory fee (computed on a daily basis and paid quarterly) at the following annual rates as a specified percentage of average daily net assets:

--------------------------------------------------------------------------------------------
Equity Fund                        0.60%        International Index Fund               0.25%

Small Cap Equity Fund              0.80%        Equity and Bond Fund                   None

International Equity Fund          0.80%        Bond Fund                              0.10%

S&P 500 Index Fund                 0.15%        Tax Advantaged Bond Fund               0.10%

Small Cap Index Fund               0.25%        Money Market Fund                      0.10%
--------------------------------------------------------------------------------------------

                          STATE FARM MUTUAL FUND TRUST

The Manager does not receive an investment advisory fee for performing its services for the Equity and Bond Fund. However, the Manager receives investment advisory fees from managing the underlying Funds in which the Equity and Bond Fund invests. The Equity and Bond Fund pays no sales loads or similar compensation to the Manager to acquire shares of each Fund in which it invests. Because the underlying Funds have varied expenses and fee levels and the Equity and Bond Fund may own different proportions of the underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Equity and Bond Fund will vary.

The Manager has engaged Capital Guardian as the investment sub-advisor to provide day-to-day portfolio management for the Small Cap Equity Fund and International Equity Fund. In accordance with the overall investment objectives of each respective Fund, Capital Guardian determines which securities to buy and sell for each of these Funds, selects the brokers and dealers to effect the transactions, and negotiates commissions. Capital Guardian's sub advisory fees for managing the respective portfolios are paid by the Manager. No additional advisory fees are charged to the Funds.

Officers and Trustees

Certain officers and/or trustees of the Trust are also officers and/or directors of the Manager. The Funds made no payments to any officers during the six months ended June 30, 2002 and the year ended December 31, 2001.

Expense Limitation Agreements

The Manager has agreed to reimburse the expenses incurred by the Funds that exceed the following annual percentages of such Fund's average daily net assets:

-------------------------------------------------------------------------------
                                             Institutional Shares
                                             --------------------
Equity Fund                                          .70%

Small Cap Equity Fund                                .90%

International Equity Fund                           1.00%

S&P 500 Index Fund                                   .30%

Small Cap Index Fund                                 .45%

International Index Fund                             .65%

Equity and Bond Fund                                  --

Bond Fund                                            .20%

Tax Advantaged Bond Fund                             .20%

Money Market Fund                                    .20%
-------------------------------------------------------------------------------

The Manager has agreed to reimburse all expenses incurred by the Equity and Bond Fund excluding distribution and transfer agent fees. These arrangements are voluntary and may be eliminated by the Manager at any time.

                          STATE FARM MUTUAL FUND TRUST

4. Investment transactions

Investment transactions (exclusive of short-term instruments) were as follows:

--------------------------------------------------------------------------------------------------------------
                                        Six months ended June 30, 2002           Year ended December 31, 2001
                                      ----------------------------------        ------------------------------

                                        Purchases               Sales            Purchases          Sales
                                      ------------          ------------        -----------      -----------
Equity Fund                             $26,057,984           1,937,161         15,037,987           314,065

Small Cap Equity Fund                    12,746,941           7,545,388         20,493,054        19,820,289

International Equity Fund                 6,903,912           2,498,120         12,406,533        10,358,728

Equity and Bond Fund

   Equity Fund                            6,049,542                  --          7,903,215                --

   Bond Fund                             12,842,196                  --          5,017,661         2,900,100

Bond Fund                                23,591,192           4,621,898         20,211,493        13,971,966

Tax Advantaged Bond Fund                  4,973,832           2,505,595          6,199,069                --
--------------------------------------------------------------------------------------------------------------

5. Foreign currency contracts

International Equity Fund had the following open forward foreign currency contracts at June 30, 2002:

---------------------------------------------------------------------------------------------------------------------------
Foreign amount           Currency            Contracts          Settlement date        U.S. Dollar   Unrealized gain (loss)
--------------   -------------------------  ----------          ---------------        -----------   ----------------------
     959,810     Australian Dollar               4          07/03/2002 - 07/17/2002    $   538,106         $  10,034

     562,227     British Pound Sterling          7          07/01/2002 - 10/28/2002        851,483           (37,766)

     643,582     Canadian Dollar                 2          08/21/2002 - 08/30/2002        422,507            (6,971)

   4,655,972     Euro                           23          07/01/2002 - 11/21/2002      4,584,059           410,707

 413,269,632     Japanese Yen                   15          07/02/2002 - 11/21/2002      3,458,438          (235,903)

      28,445     Norwegian Kron                  1                       07/01/2002          3,787                (7)

      66,158     Swiss Franc                     2          07/01/2002 - 07/02/2002         44,457               120
                                                                                                           ---------
                                                                                             Total         $ 140,214
                                                                                                           =========
---------------------------------------------------------------------------------------------------------------------------

                          STATE FARM MUTUAL FUND TRUST

6. Fund share transactions

Proceeds and payments on Fund shares as shown in the statements of changes in net assets are in respect of the following number of shares and dollars by class:

Six months end June 30, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                       Institutional Class Dollar Amounts                  Institutional Class Share Amounts
                               ---------------------------------------------------   ----------------------------------------------

                                  Sales     Reinvestments  Redemptions      Net        Sales    Reinvestments Redemptions    Net
                               ----------   -------------  -----------  ----------   ---------  ------------- ----------- ---------
Equity Fund                    13,679,321           --          99      13,679,222   1,813,543          --         13     1,813,530

Small Cap Equity Fund           3,439,047           --       6,344       3,432,703     354,746          --        679       354,067

International Equity Fund       2,990,973           --       1,160       2,989,813     383,268          --        158       383,110

S&P 500 Index Fund              6,652,977           --       5,799       6,647,178     808,615          --        695       807,920

Small Cap Index Fund            3,505,531           --      26,844       3,478,687     325,356          --      2,670       322,686

International Index Fund        2,812,823           --       1,480       2,811,343     350,510          --        188       350,322

Equity & Bond Fund                635,834        5,166     101,750         539,250      72,192         619     11,384        61,427

Bond Fund                       5,688,181      698,520       1,024       6,385,677     553,264      67,742         99       620,907

Tax Advantaged Bond Fund          102,298        1,524       2,299         101,523       9,727         146        221         9,652

Money Market Fund                 963,915        1,476     115,239         850,152     963,915       1,476    115,239       850,152
-----------------------------------------------------------------------------------------------------------------------------------

Year ended December 31, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                              Institutional Class Dollar Amounts                           Institutional Class Share Amounts
                     ----------------------------------------------------     -----------------------------------------------------

                         Sales     Reinvestments  Redemptions      Net          Sales    Reinvestments   Redemptions      Net
                     ------------  -------------  ----------- -----------     ---------  -------------   -----------  -------------
Equity Fund          $ 31,900,760     97,376          --       31,998,136     4,181,043     12,233           --         4,193,276

Bond Fund              22,701,448    199,149          --       22,900,597     2,124,887     19,145           --         2,144,032
-----------------------------------------------------------------------------------------------------------------------------------

                    STATE FARM MUTUAL FUND TRUST EQUITY FUND

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

(For a share outstanding throughout each period)

                                                                                              From commencement
                                                                   Six months ended        of investment operations
                                                                     June 30, 2002            November 1, 2001 to
Institutional Shares                                                  (Unaudited)             December 31, 2001
                                                                   ----------------        ------------------------
Net asset value, beginning of period                                   $    7.88                     7.54

Income from Investment Operations
  Net investment income (a)                                                 0.03                     0.02
  Net gain (loss) on investments (both realized and unrealized)            (0.91)                    0.34
                                                                       ---------                ---------
  Total from investment operations                                         (0.88)                    0.36
                                                                       ---------                ---------

Less Distributions
  Net investment income                                                       --                    (0.02)
                                                                       ---------                ---------
  Total distributions                                                         --                    (0.02)
                                                                       ---------                ---------
Net asset value, end of period                                         $    7.00                $    7.88
                                                                       =========                =========
Total Return (b)                                                          (11.17)%                   4.82%

Ratios/Supplemental Data
Net assets, end of period (millions)                                   $    42.0                $    33.0

Average net asset ratios assuming expense limitations
  Expenses                                                                  0.70%(c)                 0.70%(c)
  Net investment income                                                     0.92%(c)                 0.85%(c)

Average net asset ratios absent expense limitations
  Expenses                                                                  0.73%(c)                 0.70%(c)
  Net investment income                                                     0.89%(c)                 0.85%(c)

Portfolio turnover rate                                                        6%(c)                    1%(c)

(a) For the periods ended June 30, 2002 and December 31, 2001, average shares outstanding for the period were used to calculate net investment income per share.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c) Determined on an annualized basis.

                 See accompanying notes to financial statements.

               STATE FARM MUTUAL FUND TRUST SMALL CAP EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                   From commencement
                                                                                of Investment operations
                                                                                  February 28, 2002 to
                                                                                       June 30, 2002
Institutional Shares                                                                   (Unaudited)
                                                                                --------------------------
Net asset value, beginning of period                                                        9.00

Income from Investment Operations
  Net investment income (a)                                                                 0.01
  Net gain (loss) on investments (both realized and unrealized)                            (0.35)
                                                                                         -------
  Total from investment operations                                                         (0.34)
                                                                                         -------

Less Distributions
  Net investment income                                                                       --
                                                                                         -------
  Total distributions                                                                         --
                                                                                         -------
Net asset value, end of period                                                           $  8.66
                                                                                         =======
Total Return (b)                                                                           (3.78)%

Ratios/Supplemental Data
Net assets, end of period (millions)                                                     $   3.1

Average net asset ratios assuming expense limitations
  Expenses                                                                                  0.90%(c)
  Net investment income                                                                     0.22%(c)

Average net asset ratios absent expense limitations
  Expenses                                                                                  0.98%(c)
  Net investment income                                                                     0.14%(c)

Portfolio turnover rate                                                                       31%(c)

(a) For the period ended June 30, 2002, average shares outstanding for the period were used to calculate net investment income per share.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c) Determined on an annualized basis.

                 See accompanying notes to financial statements.

             STATE FARM MUTUAL FUND TRUST INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                    From commencement
                                                                                 of Investment operations
                                                                                   February 28, 2002 to
                                                                                       June 30, 2002

Institutional Shares                                                                    (Unaudited)
                                                                                --------------------------
Net asset value, beginning of period                                                        7.34

Income from Investment Operations
  Net investment income (a)                                                                 0.03
  Net gain (loss) on investments (both realized and unrealized)                             0.08
                                                                                          ------
  Total from investment operations                                                          0.11
                                                                                          ------
Less Distributions
  Net investment income                                                                       --
                                                                                          ------
  Total distributions                                                                         --
                                                                                          ------
Net asset value, end of period                                                            $ 7.45
                                                                                          ======
Total Return (b)                                                                            1.50%
Ratios/Supplemental Data
Net assets, end of period (millions)                                                      $  2.9

Average net asset ratios assuming expense limitations
  Expenses                                                                                  1.00%(c)
  Net investment income                                                                     1.53%(c)

Average net asset ratios absent expense limitations
  Expenses                                                                                  1.48%(c)
  Net investment income                                                                     1.05%(c)

Portfolio turnover rate                                                                       13%(c)

(a) For the period ended June 30, 2002, average shares outstanding for the period were used to calculate net investment income per share.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST S&P 500 INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                      From commencement
                                                                                  of Investment operations
                                                                                    February 28, 2002 to
                                                                                       June 30, 2002

Institutional Shares                                                                    (Unaudited)
                                                                                 --------------------------
Net asset value, beginning of period                                                        8.35
Income from Investment Operations
  Net investment income (a) (b)                                                             0.03
  Net gain (loss) on investments (both realized and unrealized)                            (0.87)
                                                                                        --------
  Total from investment operations                                                         (0.84)
                                                                                        --------
Less Distributions
  Net investment income                                                                       --
                                                                                        --------
  Total distributions                                                                         --
                                                                                        --------
Net asset value, end of period                                                          $   7.51
                                                                                        ========
Total Return (c)                                                                          (10.06)%

Ratios/Supplemental Data
Net assets, end of period (millions)                                                    $    6.1

Average net asset ratios assuming expense limitations
  Expenses (a)                                                                              1.36%(e)
  Net investment income (a)                                                                 0.30%(e)

Average net asset ratios absent expense limitations
  Expenses (a)                                                                              0.39%(e)
  Net investment income (a)                                                                 1.27%(e)

Portfolio turnover rate (d)                                                                    3%

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.05% and 1.43%, respectively, relating to the Master Index Portfolio.
(b) For the period ended June 30, 2002, average shares outstanding for the period were used to calculate net investment income per share.
(c) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(d)  Amount represents the portfolio turnover rate of the Master Index
     Portfolio.
(e)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST SMALL CAP INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                        From commencement
                                                                                     of Investment operations
                                                                                       February 28, 2002 to
                                                                                          June 30, 2002

Institutional Shares                                                                       (Unaudited)
                                                                                    --------------------------
Net asset value, beginning of period                                                           9.95

Income from Investment Operations
  Net investment income (a) (b)                                                                0.04
  Net gain (loss) on investments (both realized and unrealized)                               (0.12)
                                                                                            -------
  Total from investment operations                                                            (0.08)
                                                                                            -------
Less Distributions
  Net investment income                                                                          --
                                                                                            -------
  Total distributions                                                                            --
                                                                                            -------
Net asset value, end of period                                                              $  9.87
                                                                                            =======
Total Return (c)                                                                              (0.80)%

Ratios/Supplemental Data
Net assets, end of period (millions)                                                        $   3.2

Average net asset ratios assuming expense limitations
  Expenses (a)                                                                                 0.45%(e)
  Net investment income (a)                                                                    1.23%(e)

Average net asset ratios absent expense limitations
  Expenses (a)                                                                                 0.61%(e)
  Net investment income (a)                                                                    1.07%(e)

Portfolio turnover rate (d)                                                                       3%

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.10% and 1.29%, respectively, relating to the Master Index Portfolio.
(b) For the period ended June 30, 2002, average shares outstanding for the period were used to calculate net investment income per share.
(c) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(d)  Amount represents the portfolio turnover rate of the Master Index
     Portfolio.
(e)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST INTERNATIONAL INDEX FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                From commencement
                                                                             of Investment operations
                                                                               February 28, 2002 to
                                                                                   June 30, 2002
                                                                                    (Unaudited)
                                                                             ------------------------
Institutional Shares
Net asset value, beginning of period                                                   7.48

Income from Investment Operations
  Net investment income (a) (b)                                                        0.10
  Net gain (loss) on investments (both realized and unrealized)                        0.13
                                                                                      -----
  Total from investment operations                                                     0.23
                                                                                      -----
Less Distributions
  Net investment income                                                                  --
                                                                                      -----
  Total distributions                                                                    --
                                                                                      -----
Net asset value, end of period                                                        $7.71
                                                                                      =====
Total Return (c)                                                                       3.07%

Ratios/Supplemental Data
Net assets, end of period (millions)                                                  $ 2.7

Average net asset ratios assuming expense limitations
  Expenses (a)                                                                         0.65%(e)
  Net investment income (a)                                                            2.89%(e)

Average net asset ratios absent expense limitations
  Expenses (a)                                                                         0.87%(e)
  Net investment income (a)                                                            2.67%(e)

Portfolio turnover rate (d)                                                              10%

(a) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of income and expenses of the Master Index Portfolio. The expense and net investment income ratios include 0.25% and 2.51%, respectively, relating to the Master Index Portfolio.
(b) For the period ended June 30, 2002, average shares outstanding for the period were used to calculate net investment income per share.
(c) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(d)  Amount represents the portfolio turnover rate of the Master Index
     Portfolio.
(e)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

                STATE FARM MUTUAL FUND TRUST EQUITY AND BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                        From commencement
                                                                     of Investment operations
                                                                       February 28, 2002 to
                                                                           June 30, 2002
                                                                            (Unaudited)
                                                                     ------------------------
Institutional Shares
Net asset value, beginning of period                                           8.94

Income from Investment Operations
  Net investment income (a)                                                    0.06
  Net gain (loss) on investments (both realized and unrealized)               (0.56)
                                                                             ------
  Total from investment operations                                            (0.50)
                                                                             ------
Less Distributions
  Net investment income                                                       (0.06)
  Net realized gain                                                              --
                                                                             ------
  Total distributions                                                         (0.06)
                                                                             ------
Net asset value, end of period                                               $ 8.38
                                                                             ======
Total Return (b)                                                              (5.30)%

Ratios/Supplemental Data
Net assets, end of period (millions)                                         $  0.5

Average net asset ratios assuming expense limitations
  Expenses                                                                     0.00%(c)
  Net investment income                                                        2.33%(c)

Average net asset ratios absent expense limitations
  Expenses                                                                     0.09%(c)
  Net investment income                                                        2.24%(c)

Portfolio turnover rate                                                           0%(c)

(a) For the period ended June 30, 2002, average shares outstanding for the period were used to calculate net investment income per share.
(b) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(c)  Determined on an annualized basis.

                 See accompanying notes to financial statements.

                     STATE FARM MUTUAL FUND TRUST BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                              From commencement
                                                                     Six months ended     of investment operations
                                                                      June 30, 2002          November 1, 2001 to
                                                                       (Unaudited)            December 31, 2001
                                                                     ----------------     ------------------------
Institutional Shares
Net asset value, beginning of period                                      $10.33                  $ 10.73

Income from Investment Operations
  Net investment income                                                     0.29                     0.10
  Net gain (loss) on investments (both realized and unrealized)             0.02                    (0.36)
                                                                          ------                  -------
  Total from investment operations                                          0.31                    (0.26)
                                                                          ------                  -------
Less Distributions
  Net investment income                                                    (0.29)                   (0.10)
  Net realized gain                                                           --                    (0.04)
                                                                          ------                  -------
  Total distributions                                                      (0.29)                   (0.14)
                                                                          ------                  -------
Net asset value, end of period                                            $10.35                  $ 10.33
                                                                          ======                  =======
Total Return (a)                                                            3.02%                    3.02%

Ratios/Supplemental Data
Net assets, end of period (millions)                                      $ 28.6                  $  22.2

Average net asset ratios assuming expense limitations
  Expenses                                                                  0.20%(b)                 0.20%(b)
  Net investment income                                                     5.69%(b)               605.69%(b)

Average net asset ratios absent expense limitations
  Expenses                                                                  0.22%(b)                 0.22%(b)
  Net investment income                                                     5.67%(b)                 6.14%(b)

Portfolio turnover rate                                                       14%(b)                   26%(b)

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b)  Determined on an annualized basis.

                See accompanying notes to financial statements.

              STATE FARM MUTUAL FUND TRUST TAX ADVANTAGED BOND FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                      From commencement
                                                                  of Investment operations
                                                                    February 28, 2002 to
                                                                       June 30, 2002
                                                                         (Unaudited)
                                                                  -------------------------
Institutional Shares
Net asset value, beginning of period                                        10.52

Income from Investment Operations
  Net investment income                                                      0.16
  Net gain (loss) on investments (both realized and unrealized)              0.05
                                                                           ------
  Total from investment operations                                           0.21
                                                                           ------
Less Distributions
  Net investment income                                                     (0.16)
                                                                           ------
  Total distributions                                                       (0.16)
                                                                           ------
Net asset value, end of period                                             $10.57
                                                                           ======
Total Return (a)                                                             2.02%

Ratios/Supplemental Data
Net assets, end of period (millions)                                       $  0.1

Average net asset ratios assuming expense limitations
  Expenses                                                                   0.20%(b)
  Net investment income                                                      4.66%(b)

Average net asset ratios absent expense limitations
  Expenses                                                                   0.23%(b)
  Net investment income                                                      4.63%(b)

Portfolio turnover rate                                                        9%(b)

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) Determined on an annualized basis.

                 See accompanying notes to financial statements.

                 STATE FARM MUTUAL FUND TRUST MONEY MARKET FUND

                              FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

                                                                                 From commencement
                                                                            of Investment operations
                                                                              February 28, 2002 to
                                                                                  June 30, 2002
                                                                                   (Unaudited)
                                                                            -------------------------
Institutional Shares
Net asset value, beginning of period                                                      1.00

Income from Investment Operations
  Net investment income                                                                   0.01
  Total from investment operations                                                        0.01
                                                                                        ------
Less Distributions
  Net investment income                                                                  (0.01)
                                                                                        ------
  Total distributions                                                                    (0.01)
                                                                                        ------
Net asset value, end of period                                                          $ 1.00
                                                                                        ======
Total Return (a)                                                                          0.52%

Ratios/Supplemental Data
Net assets, end of period (millions)                                                    $  0.9

Average net asset ratios assuming expense limitations
  Expenses                                                                                0.20%(b)
  Net investment income                                                                   1.58%(b)

Average net asset ratios absent expense limitations
  Expenses                                                                                0.38%(b)
  Net investment income                                                                   1.40%(b)

(a) Total return is not annualized for periods that are less than a full year and does not reflect the effect of sales charge.
(b) Determined on an annualized basis.

                 See accompanying notes to financial statements.

                         S&P 500 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

     Security                                           Shares         Value
    ----------                                         --------      ---------
   COMMON STOCKS--99.38%
   ADVERTISING--0.22%
     Interpublic Group of Companies Inc.               108,757     $ 2,692,823
     Omnicom Group Inc.                                 53,258       2,439,216
     TMP Worldwide Inc.                           1     31,712         681,808
                                                                   -----------
                                                                     5,813,847
                                                                   -----------


   AEROSPACE/DEFENSE--1.76%
     Boeing Co. (The)                                  238,807      10,746,315
     General Dynamics Corp.                             57,421       6,106,723
     Goodrich Corp.                                     29,030         793,100
     Lockheed Martin Corp.                             128,309       8,917,475
     Northrop Grumman Corp.                             32,114       4,014,250
     Raytheon Co.                                      113,363       4,619,542
     Rockwell Collins Inc.                              52,044       1,427,046
     United Technologies Corp.                         134,616       9,140,426
                                                                   -----------
                                                                    45,764,877
                                                                   -----------


   AIRLINES--0.19%
     AMR Corp.                                    1     44,160         744,538
     Delta Air Lines Inc.                               35,083         701,660
     Southwest Airlines Co.                            219,686       3,550,126
                                                                   -----------
                                                                     4,996,324
                                                                   -----------


   APPAREL--0.31%
     Jones Apparel Group Inc.                     1     36,664       1,374,900
     Liz Claiborne Inc.                                 30,363         965,543
     Nike Inc. "B"                                      76,419       4,099,879
     Reebok International Ltd.                    1     16,938         499,671
     VF Corp.                                           31,348       1,229,155
                                                                   -----------
                                                                     8,169,148
                                                                   -----------


   AUTO MANUFACTURERS--0.72%
     Ford Motor Company                                516,056       8,256,896
     General Motors Corp. "A"                          159,670       8,534,361
     Navistar International Corp.                       17,214         550,848
     PACCAR Inc.                                        32,973       1,463,672
                                                                   -----------
                                                                    18,805,777
                                                                   -----------


   AUTO PARTS & EQUIPMENT--0.26%
     Cooper Tire & Rubber Co.                           20,819         427,830
     Dana Corp.                                         42,295         783,726
     Delphi Automotive Systems Corp.                   159,678       2,107,750
     Goodyear Tire & Rubber Co. (The)                   46,485         869,734
     TRW Inc.                                           36,275       2,066,949
     Visteon Corp.                                      37,234         528,723
                                                                   -----------
                                                                     6,784,712
                                                                   -----------


   BANKS--8.20%
     AmSouth Bancorp                                   102,952       2,304,066
     Bank of America Corp.                             438,223      30,833,370
     Bank of New York Co. Inc. (The)                   207,228       6,993,945
     Bank One Corp.                                    334,151      12,858,130
     BB&T Corp.                                        136,432       5,266,275
     Charter One Financial Inc.                         63,985       2,199,804
     Comerica Inc.                                      50,167       3,080,254
     Fifth Third Bancorp                               167,648      11,173,739
     First Tennessee National Corp.                     36,095       1,382,438
     FleetBoston Financial Corp.                       298,062       9,642,306
     Golden West Financial Corp.                        44,081       3,031,891
     Huntington Bancshares Inc.                         70,388       1,366,935
     JP Morgan Chase & Co.                             566,802      19,225,924
     KeyCorp                                           121,264       3,310,507
     Marshall & Ilsley Corp.                            60,412       1,868,543
     Mellon Financial Corp.                            125,552       3,946,099
     National City Corp.                               173,350       5,763,887
     Northern Trust Corp.                               63,119       2,781,023
     PNC Financial Services Group (The)                 80,850       4,226,838
     Regions Financial Corp.                            65,294       2,295,084
     SouthTrust Corp.                                   98,702       2,578,096
     State Street Corp.                                 92,593       4,138,907
     SunTrust Banks Inc.                                81,486       5,518,232
     Synovus Financial Corp.                            84,068       2,313,551
     U.S. Bancorp                                      544,233      12,707,841
     Union Planters Corp.                               57,701       1,867,781
     Wachovia Corp.                                    389,628      14,875,997
     Washington Mutual Inc.                            277,356      10,292,681
     Wells Fargo & Co.                                 487,003      24,379,370
     Zions Bancorporation                               26,124       1,361,060
                                                                   -----------
                                                                   213,584,574
                                                                   -----------


   BEVERAGES--3.21%
     Anheuser-Busch Companies Inc.                     249,528      12,476,400
     Brown-Forman Corp. "B"                             19,447       1,341,843
     Coca-Cola Co. (The)                               707,077      39,596,312
     Coca-Cola Enterprises Inc.                        127,168       2,807,869
     Coors (Adolf) Company "B"                          10,270         639,821
     Pepsi Bottling Group Inc.                          80,449       2,477,829
     PepsiCo Inc.                                      503,343      24,261,133
                                                                   -----------
                                                                    83,601,207
                                                                   -----------


   BIOTECHNOLOGY--0.80%
     Amgen Inc.                                   1    295,784      12,387,434
     Biogen Inc.                                  1     42,282       1,751,743
     Chiron Corp.                                 1     54,093       1,912,188
     Genzyme Corp. - General Division             1     60,879       1,171,312
     Immunex Corp.                                1    157,169       3,511,155
                                                                   -----------
                                                                    20,733,832
                                                                   -----------


   BUILDING MATERIALS--0.25%
     American Standard Companies Inc.             1     20,662       1,551,716
     Masco Corp.                                       137,759       3,734,646
     Vulcan Materials Co.                               28,873       1,264,637
                                                                   -----------
                                                                     6,550,999
                                                                   -----------


   CHEMICALS--1.49%
     Air Products & Chemicals Inc.                      64,681       3,264,450

                         S&P 500 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)


     Security                                                 Shares         Value
    ----------                                               --------    ------------
     Ashland Inc.                                              19,753    $    799,996
     Dow Chemical Co. (The)                                   258,402       8,883,861
     Du Pont (E.I.) de Nemours & Co.                          282,747      12,553,967
     Eastman Chemical Co.                                      22,004       1,031,988
     Engelhard Corp.                                           36,889       1,044,696
     Great Lakes Chemical Corp.                                14,288         378,489
     Hercules Inc.                                      1      31,041         360,076
     PPG Industries Inc.                                       48,048       2,974,171
     Praxair Inc.                                              46,505       2,649,390
     Rohm & Haas Co. "A"                                       62,893       2,546,538
     Sherwin-Williams Co. (The)                                43,451       1,300,488
     Sigma-Aldrich Corp.                                       20,836       1,044,925
                                                                         ------------
                                                                           38,833,035
                                                                         ------------


   COMMERCIAL SERVICES--1.10%
     Apollo Group Inc. "A"                              1      49,162       1,937,966
     Block (H & R) Inc.                                        52,241       2,410,922
     Cendant Corp.                                      1     296,952       4,715,598
     Concord EFS Inc.                                   1     145,338       4,380,487
     Convergys Corp.                                    1      49,223         958,864
     Deluxe Corp.                                              18,054         702,120
     Donnelley (R.R.) & Sons Co.                               32,246         888,377
     Ecolab Inc.                                               36,714       1,697,288
     Equifax Inc.                                              41,218       1,112,886
     McKesson Corp.                                            81,833       2,675,939
     Moody's Corp.                                             43,927       2,185,368
     Paychex Inc.                                             106,785       3,341,303
     Quintiles Transnational Corp.                      1      33,793         422,075
     Robert Half International Inc.                     1      50,151       1,168,518
                                                                         ------------
                                                                           28,597,711
                                                                         ------------


   COMPUTERS--4.73%
     Apple Computer Inc.                                1     101,262       1,794,363
     Cisco Systems Inc.                                 1   2,084,319      29,076,250
     Computer Sciences Corp.                            1      48,646       2,325,279
     Dell Computer Corp.                                1     738,960      19,316,414
     Electronic Data Systems Corp.                            136,370       5,066,145
     EMC Corp.                                          1     632,963       4,778,871
     Gateway Inc.                                       1      92,246         409,572
     Hewlett-Packard Co.                                      859,511      13,133,328
     International Business Machines Corp.                    487,348      35,089,056
     Lexmark International Inc. "A"                     1      36,936       2,009,318
     NCR Corp.                                          1      28,036         970,046
     Network Appliance Inc.                             1      95,043       1,182,335
     Palm Inc.                                          1     164,909         290,240
     Sun Microsystems Inc.                              1     924,163       4,630,057
     Unisys Corp.                                       1      91,623         824,607
     Veritas Software Corp.                             1     116,493       2,305,396
                                                                         ------------
                                                                          123,201,277
                                                                         ------------


   COSMETICS / PERSONAL CARE---2.51%
     Alberto-Culver Co. "B"                                    16,449         786,262
     Avon Products Inc.                                        67,313       3,516,431
     Colgate-Palmolive Co.                                    155,758       7,795,688
     Gillette Co. (The)                                       300,853      10,189,891
     International Flavors & Fragrances Inc.                   26,830         871,707
     Kimberly-Clark Corp.                                     147,717       9,158,454
     Procter & Gamble Co.                                     369,979      33,039,125
                                                                         ------------
                                                                           65,357,558
                                                                         ------------


  DISTRIBUTION/WHOLESALE--0.31%
     Costco Wholesale Corp.                             1     129,265       4,992,214
     Genuine Parts Co.                                         49,605       1,729,726
     Grainger (W.W.) Inc.                                      26,657       1,335,516
                                                                         ------------
                                                                            8,057,456
                                                                         ------------


  DIVERSIFIED FINANCIAL SERVICES--6.44%
     American Express Co.                                     378,609      13,751,079
     Bear Stearns Companies Inc. (The)                         28,375       1,736,550
     Capital One Financial Corp.                               62,594       3,821,364
     Citigroup Inc.                                         1,465,290      56,779,988
     Countrywide Credit Industries Inc.                        35,185       1,697,676
     Fannie Mae                                               283,887      20,936,666
     Franklin Resources Inc.                                   74,558       3,179,153
     Freddie Mac                                              197,856      12,108,787
     Household International Inc.                             129,964       6,459,211
     Lehman Brothers Holdings Inc.                             69,475       4,343,577
     MBNA Corp.                                               242,491       8,019,177
     Merrill Lynch & Co. Inc.                                 245,589       9,946,354
     Morgan Stanley Dean Witter & co.                         313,614      13,510,491
     Providian Financial Corp.                                 82,198         483,324
     Schwab (Charles) Corp. (The)                             390,394       4,372,413
     SLM Corp.                                                 44,221       4,285,015
     Stilwell Financial Inc.                                   63,301       1,152,078
     T. Rowe Price Group Inc.                                  35,224       1,158,165
                                                                         ------------
                                                                          167,741,068
                                                                         ------------
   ELECTRIC--2.68%
     AES Corp. (The)                                    1     152,106         824,415
     Allegheny Energy Inc.                                     35,728         919,996
     Ameren Corp.                                              41,093       1,767,410
     American Electric Power Co. Inc.                          96,474       3,860,889
     Calpine Corp.                                      1     106,447         748,322
     Cinergy Corp.                                             47,563       1,711,792
     CMS Energy Corp.                                          38,374         421,347
     Consolidated Edison Inc.                                  60,536       2,527,378
     Constellation Energy Group Inc.                           46,697       1,370,090
     Dominion Resources Inc.                                   78,739       5,212,522
     DTE Energy Co.                                            47,443       2,117,856
     Duke Energy Corp.                                        236,234       7,346,877
     Edison International                               1      92,753       1,576,801
     Entergy Corp.                                             63,848       2,709,709
     Exelon Corp.                                              91,670       4,794,341
     FirstEnergy Corp.                                         84,732       2,828,354
     FPL Group Inc.                                            50,107       3,005,919
     Mirant Corp.                                       1     114,436         835,383
     NiSource Inc.                                             59,078       1,289,673
     PG&E Corp.                                         1     110,858       1,983,250

                         S&P 500 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

     Security                                                         Shares         Value
    ----------                                                       --------     -----------
     Pinnacle West Capital Corp.                                       24,143     $   953,648
     PPL Corp.                                                         41,889       1,385,688
     Progress Energy Inc.                                              62,982       3,275,694
     Public Service Enterprise Group Inc.                              58,710       2,542,143
     Reliant Energy Inc.                                               86,419       1,460,481
     Southern Co.                                                     200,557       5,495,262
     TECO Energy Inc.                                                  43,817       1,084,471
     TXU Corp.                                                         75,811       3,908,057
     Xcel Energy Inc.                                                 112,218       1,881,896
                                                                                  -----------
                                                                                   69,839,664
                                                                                  -----------


   ELECTRICAL COMPONENTS & EQUIPMENT--0.35%
     American Power Conversion Corp.                             1     55,787         704,590
     Emerson Electric Co.                                             119,850       6,413,174
     Molex Inc.                                                        55,093       1,847,268
     Power-One Inc.                                              1     22,520         140,074
                                                                                  -----------
                                                                                    9,105,106
                                                                                  -----------


   ELECTRONICS--0.60%
     Agilent Technologies Inc.                                   1    132,164       3,125,679
     Applera Corp. - Applied Biosystems Group                          60,462       1,178,404
     Jabil Circuit Inc.                                          1     56,239       1,187,205
     Johnson Controls Inc.                                             25,226       2,058,694
     Millipore Corp.                                                   13,759         440,013
     Parker Hannifin Corp.                                             33,509       1,601,395
     PerkinElmer Inc.                                                  35,791         395,491
     Sanmina-SCI Corp.                                           1    149,198         941,439
     Solectron Corp.                                             1    234,270       1,440,761
     Symbol Technologies Inc.                                          65,276         554,846
     Tektronix Inc.                                              1     25,969         485,880
     Thermo Electron Corp.                                       1     49,065         809,573
     Thomas & Betts Corp.                                              16,596         308,686
     Waters Corp.                                                1     37,399         998,553
                                                                                  -----------
                                                                                   15,526,619
                                                                                  -----------


   ENGINEERING & CONSTRUCTION--0.03%
     Fluor Corp.                                                       22,933         893,240
                                                                                  -----------
                                                                                      893,240
                                                                                  -----------


   ENTERTAINMENT--0.06%
     International Game Technology                               1     25,650       1,454,355
                                                                                  -----------
                                                                                    1,454,355
                                                                                  -----------


   ENVIRONMENTAL CONTROL--0.20%
     Allied Waste Industries Inc.                                1     56,125         538,800
     Waste Management Inc.                                            175,953       4,583,576
                                                                                  -----------
                                                                                    5,122,376
                                                                                  -----------


   FOOD--2.40%
     Albertson's Inc.                                                 115,775       3,526,507
     Archer-Daniels-Midland Co.                                       185,483       2,372,328
     Campbell Soup Co.                                                116,778       3,230,079
     ConAgra Foods Inc.                                               152,937       4,228,708
     General Mills Inc.                                               104,291       4,597,147
     Heinz (H.J.) Co.                                                  99,740       4,099,314
     Hershey Foods Corp.                                               38,857       2,428,563
     Kellogg Co.                                                      116,466       4,176,471
     Kroger Co.                                                  1    226,071       4,498,813
     Safeway Inc.                                                1    137,588       4,016,194
     Sara Lee Corp.                                                   223,334       4,609,614
     SUPERVALU Inc.                                                    37,909         929,908
     Sysco Corp.                                                      188,848       5,140,443
     Unilever NV - NY Shares                                          162,719      10,544,191
     Winn-Dixie Stores Inc.                                            40,017         623,865
     Wrigley (William Jr.) Co.                                         64,151       3,550,758
                                                                                  -----------
                                                                                   62,572,903
                                                                                  -----------


   FOREST PRODUCTS & PAPER--0.65%
     Boise Cascade Corp.                                               16,570         572,162
     Georgia-Pacific Corp.                                             65,552       1,611,268
     International Paper Co.                                          137,475       5,991,160
     Louisiana-Pacific Corp.                                           29,769         315,254
     MeadWestvaco Corp.                                                56,887       1,909,128
     Plum Creek Timber Co. Inc.                                        52,574       1,614,022
     Temple-Inland Inc.                                                15,077         872,355
     Weyerhaeuser Co.                                                  62,190       3,970,832
                                                                                  -----------
                                                                                   16,856,181
                                                                                  -----------


   GAS--0.14%
     KeySpan Corp.                                                     40,062       1,508,334
     Nicor Inc.                                                        12,604         576,633
     Peoples Energy Corp.                                              10,096         368,100
     Sempra Energy                                                     58,454       1,293,587
                                                                                  -----------
                                                                                    3,746,654
                                                                                  -----------


   HAND/MACHINE TOOLS--0.10%
     Black & Decker Corp.                                              22,899       1,103,732
     Snap-On Inc.                                                      16,561         491,696
     Stanley Works (The)                                               24,273         995,436
                                                                                  -----------
                                                                                    2,590,864
                                                                                  -----------


   HEALTH CARE--4.50%
     Aetna Inc.                                                        41,542       1,992,770
     Bard (C.R.) Inc.                                                  14,974         847,229
     Bausch & Lomb Inc.                                                15,348         519,530
     Baxter International Inc.                                        171,122       7,606,373
     Becton Dickinson & Co.                                            73,543       2,533,556
     Biomet Inc.                                                       76,292       2,069,039
     Boston Scientific Corp.                                     1    115,575       3,388,659
     Guidant Corp.                                               1     87,105       2,633,184
     HCA Inc.                                                         146,337       6,951,008
     Health Management Associates Inc. "A"                       1     68,692       1,384,144
     HEALTHSOUTH Corp.                                           1    112,024       1,432,787
     Humana Inc.                                                 1     48,176         752,991
     Johnson & Johnson                                                857,243      44,799,519
     Manor Care Inc.                                             1     28,556         656,788
     Medtronic Inc.                                                   345,624      14,809,988

                         S&P 500 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

     Security                                           Shares         Value
     --------                                           ------         -----

     St. Jude Medical Inc.                       1      25,084    $  1,852,453
     Stryker Corp.                               1      56,180       3,006,192
     Tenet Healthcare Corp.                      1      92,769       6,637,622
     UnitedHealth Group Inc.                            87,664       8,025,639
     WellPoint Health Networks Inc.              1      41,284       3,212,308
     Zimmer Holdings Inc.                        1      55,286       1,971,499
                                                                  ------------
                                                                   117,083,278
                                                                  ------------

   HOME BUILDERS--0.11%
     Centex Corp.                                       17,426       1,007,049
     KB HOME                                            14,618         752,973
     Pulte Homes Inc.                                   17,330         996,128
                                                                  ------------
                                                                     2,756,150
                                                                  ------------

   HOME FURNISHINGS--0.14%
     Leggett & Platt Inc.                               55,805       1,305,837
     Maytag Corp.                                       22,075         941,499
     Whirlpool Corp.                                    19,343       1,264,258
                                                                  ------------
                                                                     3,511,594
                                                                  ------------

   HOUSEHOLD PRODUCTS / WARES--0.40%
     American Greetings Corp. "A"                       18,547         308,993
     Avery Dennison Corp.                               31,272       1,962,318
     Clorox Co.                                         65,576       2,711,568
     Fortune Brands Inc.                                42,750       2,394,000
     Newell Rubbermaid Inc.                             75,996       2,664,420
     Tupperware Corp.                                   16,584         344,781
                                                                  ------------
                                                                    10,386,080
                                                                  ------------

   INSURANCE--4.79%
     ACE Ltd.                                           74,646       2,358,814
     AFLAC Inc.                                        147,488       4,719,616
     Allstate Corp. (The)                              201,960       7,468,481
     Ambac Financial Group Inc.                         30,172       2,027,558
     American International Group Inc.                 743,853      50,753,090
     AON Corp.                                          77,437       2,282,843
     Chubb Corp.                                        48,805       3,455,394
     CIGNA Corp.                                        40,105       3,907,029
     Cincinnati Financial Corp.                         46,193       2,149,360
     Conseco Inc.                                1      98,502         197,004
     Hancock (John) Financial Services Inc.             83,830       2,950,816
     Hartford Financial Services Group Inc.             70,439       4,189,007
     Jefferson-Pilot Corp.                              42,764       2,009,908
     Lincoln National Corp.                             53,240       2,236,080
     Loews Corp.                                        53,815       2,851,657
     Marsh & McLennan Companies Inc.                    77,955       7,530,453
     MBIA Inc.                                          42,050       2,377,087
     MetLife Inc.                                      200,825       5,783,760
     MGIC Investment Corp.                              30,089       2,040,034
     Progressive Corp. (The)                            62,620       3,622,567
     SAFECO Corp.                                       36,384       1,123,902
     St. Paul Companies Inc.                            59,305       2,308,151
     Torchmark Corp.                                    34,566       1,320,421
     UNUMProvident Corp.                                69,157       1,760,046
     XL Capital Ltd. "A"                                38,574       3,267,218
                                                                  ------------
                                                                   124,690,296
                                                                  ------------

   IRON / STEEL--0.09%
     Allegheny Technologies Inc.                        22,939         362,436
     Nucor Corp.                                        22,214       1,444,799
     United States Steel Corp.                          28,818         573,190
                                                                  ------------
                                                                     2,380,425
                                                                  ------------

   LEISURE TIME--0.43%
     Brunswick Corp.                                    25,633         717,724
     Carnival Corp. "A"                                166,965       4,623,261
     Harley-Davidson Inc.                               86,166       4,417,731
     Sabre Holdings Corp.                        1      41,131       1,472,490
                                                                  ------------
                                                                    11,231,206
                                                                  ------------

   LODGING--0.28%
     Harrah's Entertainment Inc.                 1      32,644       1,447,761
     Hilton Hotels Corp.                               105,484       1,466,228
     Marriott International Inc. "A"                    69,136       2,630,625
     Starwood Hotels & Resorts Worldwide Inc.           56,757       1,866,738
                                                                  ------------
                                                                     7,411,352
                                                                  ------------

   MACHINERY--0.53%
     Caterpillar Inc.                                   97,900       4,792,205
     Cummins Inc.                                       11,786         390,117
     Deere & Co.                                        67,678       3,241,776
     Dover Corp.                                        57,725       2,020,375
     Ingersoll-Rand Co. "A"                             48,104       2,196,429
     McDermott International Inc.                1      17,941         145,322
     Rockwell International Corp.                       52,773       1,054,405
                                                                  ------------
                                                                    13,840,629
                                                                  ------------

   MANUFACTURERS--5.00%
     Cooper Industries Ltd. "A"                         26,492       1,041,136
     Crane Co.                                          17,013         431,790
     Danaher Corp.                                      42,979       2,851,657
     Eastman Kodak Co.                                  82,977       2,420,439
     Eaton Corp.                                        19,985       1,453,909
     General Electric Co.                            2,829,129      82,186,197
     Honeywell International Inc.                      232,761       8,200,170
     Illinois Tool Works Inc.                           87,155       5,952,687
     ITT Industries Inc.                                25,835       1,823,951
     Pall Corp.                                         34,940         725,005
     Textron Inc.                                       39,827       1,867,886
     3M Co.                                            110,841      13,633,443
     Tyco International Ltd.                           568,478       7,680,138
                                                                  ------------
                                                                   130,268,408
                                                                  ------------

   MEDIA--3.23%
     AOL Time Warner Inc.                        1   1,267,617      18,646,646
     Clear Channel Communications Inc.           1     174,418       5,584,864
     Comcast Corp. "A"                           1     269,248       6,418,872

                         S&P 500 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

     Security                                        Shares          Value
     --------                                      ----------    ------------

     Dow Jones & Co. Inc.                              23,978    $  1,161,734
     Gannett Co. Inc.                                  75,902       5,760,962
     Knight Ridder Inc.                                23,715       1,492,859
     McGraw-Hill Companies Inc. (The)                  55,229       3,297,171
     Meredith Corp.                                    14,122         541,579
     New York Times Co. "A"                            43,134       2,221,401
     Tribune Co.                                       85,704       3,728,124
     Univision Communications Inc.               1     65,173       2,046,432
     Viacom Inc. "B"                             1    503,191      22,326,585
     Walt Disney Co. (The)                            580,917      10,979,331
                                                                 ------------
                                                                   84,206,560
                                                                 ------------

   METAL FABRICATE / HARDWARE--0.02%
     Worthington Industries Inc.                       24,323         440,246
                                                                 ------------
                                                                      440,246
                                                                 ------------

   MINING--0.82%
     Alcan Inc.                                        91,447       3,431,091
     Alcoa Inc.                                       241,027       7,990,045
     Barrick Gold Corp.                               154,027       2,924,973
     Freeport-McMoRan Copper & Gold Inc.         1     41,082         733,314
     Inco Ltd.                                   1     51,879       1,174,541
     Newmont Mining Corp.                             111,519       2,936,295
     Phelps Dodge Corp.                                25,256       1,040,547
     Placer Dome Inc.                                  93,914       1,052,776
                                                                 ------------
                                                                   21,283,582
                                                                 ------------

   OFFICE / BUSINESS EQUIPMENT--0.16%
     Pitney Bowes Inc.                                 68,502       2,720,899
     Xerox Corp.                                 1    204,969       1,428,634
                                                                 ------------
                                                                    4,149,533
                                                                 ------------

   OIL & GAS PRODUCERS--7.01%
     Amerada Hess Corp.                                25,328       2,089,560
     Anadarko Petroleum Corp.                          70,693       3,485,165
     Apache Corp.                                      40,894       2,350,587
     Burlington Resources Inc.                         57,265       2,176,070
     ChevronTexaco Corp.                              303,892      26,894,442
     Conoco Inc.                                      178,407       4,959,715
     Devon Energy Corp.                                44,507       2,193,305
     EOG Resources Inc.                                33,035       1,311,490
     Exxon Mobil Corp.                              1,930,736      79,005,717
     Kerr-McGee Corp.                                  28,543       1,528,478
     Kinder Morgan Inc.                                34,771       1,321,993
     Marathon Oil Corp.                                88,168       2,391,116
     Nabors Industries Ltd.                            41,030       1,448,359
     Noble Corp.                                       38,277       1,477,492
     Occidental Petroleum Corp.                       106,740       3,201,133
     Phillips Petroleum Co.                           108,981       6,416,801
     Rowan Companies Inc.                        1     26,736         573,487
     Royal Dutch Petroleum Co. - NY Shares            604,668      33,420,000
     Sunoco Inc.                                       21,715         773,705
     Transocean Sedco Forex Inc.                       90,868       2,830,538
     Unocal Corp.                                      69,636       2,572,354
                                                                 ------------
                                                                  182,421,507
                                                                 ------------

   OIL & GAS SERVICES--0.55%
     Baker Hughes Inc.                                 96,034       3,196,972
     BJ Services Co.                             1     44,594       1,510,845
     Halliburton Co.                                  124,019       1,976,863
     Schlumberger Ltd.                                164,292       7,639,578
                                                                 ------------
                                                                   14,324,258
                                                                 ------------

   PACKAGING & CONTAINERS--0.13%
     Ball Corp.                                        16,169         670,690
     Bemis Co.                                         15,072         715,920
     Pactiv Corp.                                1     45,020       1,071,476
     Sealed Air Corp.                            1     23,893         962,171
                                                                 ------------
                                                                    3,420,257
                                                                 ------------

   PHARMACEUTICALS--7.98%
     Abbott Laboratories                              444,283      16,727,255
     Allergan Inc.                                     36,795       2,456,066
     AmerisourceBergen Corp.                           29,858       2,269,208
     Bristol-Myers Squibb Co.                         551,816      14,181,671
     Cardinal Health Inc.                             128,586       7,896,466
     Forest Laboratories Inc. "A"                1     50,857       3,600,676
     King Pharmaceuticals Inc.                   1     70,599       1,570,828
     Lilly (Eli) and Co.                              320,048      18,050,707
     MedImmune Inc.                              1     71,195       1,879,548
     Merck & Co. Inc.                                 644,859      32,655,660
     Pfizer Inc.                                    1,777,773      62,222,055
     Pharmacia Corp.                                  368,131      13,786,506
     Schering-Plough Corp.                            417,381      10,267,573
     Watson Pharmaceuticals Inc.                 1     30,318         766,136
     Wyeth                                            377,569      19,331,533
                                                                 ------------
                                                                  207,661,888
                                                                 ------------
   PIPELINES--0.19%
     Dynegy Inc. "A"                                  102,833         740,398
     El Paso Corp.                                    164,159       3,383,317
     Williams Companies Inc.                          146,989         880,464
                                                                 ------------
                                                                    5,004,179
                                                                 ------------

   REAL ESTATE INVESTMENT TRUSTS--0.29%
     Equity Office Properties Trust                   118,665       3,571,817
     Equity Residential Properties Trust               78,170       2,247,388
     Simon Property Group Inc.                         50,084       1,845,095
                                                                 ------------
                                                                    7,664,300
                                                                 ------------

   RETAIL--7.62%
     AutoZone Inc.                               1     30,022       2,320,670
     Bed Bath & Beyond Inc.                      1     83,108       3,136,496
     Best Buy Co. Inc.                           1     91,261       3,312,774
     Big Lots Inc.                                     33,009         649,617
     Circuit City Stores Inc.- Circuit
       City Group                                      59,740       1,120,125

                         S&P 500 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

     Security                                               Shares         Value
    ----------                                             --------    ------------
     CVS Corp.                                              111,577    $  3,414,256
     Darden Restaurants Inc.                                 49,303       1,217,784
     Dillards Inc. "A"                                       23,974         630,276
     Dollar General Corp.                                    94,759       1,803,264
     Family Dollar Stores Inc.                               49,276       1,736,979
     Federated Department Stores Inc.                  1     57,257       2,273,103
     Gap Inc. (The)                                         246,753       3,503,893
     Home Depot Inc.                                        670,404      24,623,939
     Kohls Corp.                                       1     95,683       6,705,465
     Limited Inc. (The)                                     147,715       3,146,330
     Lowe's Companies Inc.                                  221,136      10,039,574
     May Department Stores Co. (The)                         81,491       2,683,499
     McDonald's Corp.                                       362,113      10,302,115
     Nordstrom Inc.                                          38,322         867,993
     Office Depot Inc.                                 1     87,781       1,474,721
     Penney (J.C.) Co. Inc. (The)                            76,101       1,675,744
     RadioShack Corp.                                        49,490       1,487,669
     Sears, Roebuck and Co.                                  89,764       4,874,185
     Staples Inc.                                      1    133,099       2,622,050
     Starbucks Corp.                                   1     109,907      2,731,189
     Target Corp.                                           258,141       9,835,172
     Tiffany & Co.                                           41,477       1,459,990
     TJX Companies Inc.                                     153,662       3,013,312
     Toys R Us Inc.                                    1     59,907       1,046,575
     Walgreen Co.                                           291,347      11,254,735
     Wal-Mart Stores Inc.                                 1,266,288      69,658,503
     Wendy's International Inc.                              32,623       1,299,374
     Yum! Brands Inc.                                        84,396       2,468,583
                                                                       ------------
                                                                        198,389,954
                                                                       ------------


   SEMICONDUCTORS--3.24%
     Advanced Micro Devices Inc.                       1     97,208         944,862
     Altera Corp.                                      1    109,385       1,487,636
     Analog Devices Inc.                               1    103,905       3,085,979
     Applied Materials Inc.                            1    466,314       8,869,292
     Applied Micro Circuits Corp.                      1     85,219         403,086
     Broadcom Corp. "A"                                1     76,455       1,341,021
     Intel Corp.                                          1,903,400      34,775,118
     KLA-Tencor Corp.                                  1     53,839       2,368,378
     Linear Technology Corp.                                 90,359       2,839,983
     LSI Logic Corp.                                   1    105,316         921,515
     Maxim Integrated Products Inc.                    1     91,929       3,523,639
     Micron Technology Inc.                            1    171,248       3,462,635
     National Semiconductor Corp.                      1     51,022       1,488,312
     Novellus Systems Inc.                             1     41,332       1,405,288
     NVIDIA Corp.                                      1     42,575         731,439
     PMC-Sierra Inc.                                   1     47,351         438,944
     QLogic Corp.                                      1     26,456       1,007,974
     Teradyne Inc.                                     1     52,064       1,223,504
     Texas Instruments Inc.                                 493,756      11,702,017
     Vitesse Semiconductor Corp.                       1     57,169         177,796
     Xilinx Inc.                                       1     95,516       2,142,424
                                                                       ------------
                                                                         84,340,842
                                                                       ------------


   SOFTWARE--5.22%
     Adobe Systems Inc.                                       68,261      1,945,439
     Autodesk Inc.                                            32,653        432,652
     Automatic Data Processing Inc.                          176,545      7,688,535
     BMC Software Inc.                                 1      69,119      1,147,375
     Citrix Systems Inc.                               1      51,813        312,951
     Computer Associates                                     164,693      2,616,972
     Compuware Corp.                                   1     106,296        645,217
     First Data Corp.                                        217,683      8,097,808
     Fiserv Inc.                                       1      54,442      1,998,566
     IMS Health Inc.                                          82,197      1,475,436
     Intuit Inc.                                       1      60,243      2,995,282
     Mercury Interactive Corp.                         1      23,824        546,999
     Microsoft Corp.                                   1   1,541,698     84,330,881
     Novell Inc.                                       1     103,225        331,352
     Oracle Corp.                                      1   1,563,264     14,804,110
     Parametric Technology Corp.                       1      74,246        254,664
     PeopleSoft Inc.                                   1      88,406      1,315,481
     Rational Software Corp.                           1      55,340        454,341
     Siebel Systems Inc.                               1     134,819      1,917,126
     Yahoo! Inc.                                       1     170,210      2,512,300
                                                                       ------------
                                                                        135,823,487
                                                                       ------------


   TELECOMMUNICATION EQUIPMENT--0.90%
     ADC Telecommunications Inc.                       1     226,100        517,769
     Andrew Corp.                                      1      27,922        400,122
     Avaya Inc.                                        1     102,817        508,944
     CIENA Corp.                                       1     122,591        513,656
     Comverse Technology Inc.                          1      53,189        492,530
     JDS Uniphase Corp.                                1     387,621      1,034,948
     Lucent Technologies Inc.                          1     975,487      1,619,308
     Motorola Inc.                                           646,462      9,321,982
     Nortel Networks Corp.                                 1,092,378      1,583,948
     QUALCOMM Inc.                                     1     219,115      6,023,471
     Scientific-Atlanta Inc.                                  44,587        733,456
     Tellabs Inc.                                      1     116,969        725,208
                                                                       ------------
                                                                         23,475,342
                                                                       ------------


   TELECOMMUNICATIONS--1.56%
     AT&T Wireless Services Inc.                       1     770,421      4,506,963
     Citizens Communications Co.                       1      80,226        670,689
     Corning Inc.                                            270,506        960,296
     Nextel Communications Inc. "A"                    1     231,989        744,685
     Qwest Communications International Inc.                 477,389      1,336,689
     Sprint Corp. (PCS Group)                          1     282,553      1,263,012
     Verizon Communications Inc.                             775,201     31,124,320
                                                                       ------------
                                                                         40,606,654
                                                                       ------------


   TELEPHONE--2.51%
     Alltel Corp.                                             88,520      4,160,440
     AT&T Corp.                                            1,081,406     11,571,044
     BellSouth Corp.                                         533,628     16,809,282
     CenturyTel Inc.                                          40,241      1,187,110
     SBC Communications Inc.                                 950,895     29,002,297

                         S&P 500 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)


                                                            Shares or
   Security                                                Face Amount              Value
  ----------                                               -----------         --------------
     Sprint Corp. (FON Group)                                253,678           $    2,691,524
                                                                               --------------
                                                                                   65,421,697
                                                                               --------------


  TEXTILES--0.09%
     Cintas Corp.                                             48,356                2,390,237
                                                                               --------------
                                                                                    2,390,237
                                                                               --------------


  TOBACCO--1.08%
     Philip Morris Companies Inc.                            609,098               26,605,401
     UST Inc.                                                 48,085                1,634,890
                                                                               --------------
                                                                                   28,240,291
                                                                               --------------


  TOYS/GAMES/HOBBIES--0.13%
     Hasbro Inc.                                              49,282                  668,264
     Mattel Inc.                                             124,196                2,618,052
                                                                               --------------
                                                                                    3,286,316
                                                                               --------------


  TRANSPORTATION--0.65%
     Burlington Northern Santa Fe Corp                       109,040                3,271,200
     CSX Corp.                                                60,456                2,118,983
     FedEx Corp.                                     1        84,955                4,536,597
     Norfolk Southern Corp.                                  110,483                2,583,093
     Union Pacific Corp.                                      71,698                4,537,049
                                                                               --------------
                                                                                   17,046,922
                                                                               --------------


  TRUCKING & LEASING--0.02%
     Ryder System Inc.                                        17,627                  477,515
                                                                               --------------
                                                                                      477,515
                                                                               --------------


  TOTAL COMMON STOCKS
     (Cost: $2,875,906,437)                                                     2,587,936,349
                                                                               --------------


  SHORT TERM INSTRUMENTS--2.31%
     Barclays Global Investors Funds
        Institutional Money Market Fund,
        Institutional Shares                              39,152,356               39,152,356
     Dreyfus Money Market Fund                             1,593,085                1,593,085
     General Electric Commercial
        Paper 1.78%, 07/09/02                           $  9,500,000                9,500,000
     Goldman Sachs Financial Square Prime
        Obligation Fund                                      170,019                  170,019
     Providian Temp Cash Money Market Fund                 7,165,422                7,165,422
     U.S. Treasury Bill
        1.68%, 09/26/02                              23 $  2,500,000                2,489,970
                                                                               --------------


  TOTAL SHORT TERM INSTRUMENTS
     (Cost: $60,070,746)                                                           60,070,852
                                                                               --------------


  TOTAL INVESTMENTS IN SECURITIES--101.69%
     (Cost $2,935,977,183)                                                      2,648,007,201
                                                                               --------------

   Other Assets, Less Liabilities--(1.69%)                                        (44,023,515)
                                                                               --------------
   NET ASSETS--100.00%                                                         $2,603,983,686
                                                                               ==============


1   Non-income earning securities

2   Yield to Maturity.

3 This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

   Security                                          Shares         Value
  ----------                                        --------   ---------------

COMMON STOCKS--92.51%
ADVERTISING--0.43%
   ADVO Inc.                                     1      1,730     $   65,861
   APAC Customer Services Inc.                   1      2,000         11,800
   Donnelley (R.H.) Corp.                        1      2,720         76,078
   Getty Images Inc.                             1      3,190         69,446
   Grey Global Group Inc.                                 100         69,001
   Key3Media Group Inc.                          1      2,300          1,058
   Penton Media Inc.                                      765          1,645
   ValueVision International Inc. "A"            1      2,200         39,930
                                                               -------------
                                                                     334,819
                                                               -------------
AEROSPACE / DEFENSE--0.91%
   AAR Corp.                                     1      2,500         25,500
   Alliant Techsystems Inc.                             2,895        184,701
   BE Aerospace Inc.                                    3,320         43,758
   Curtiss Wright Corp.                                   940         75,200
   DRS Technologies Inc.                                1,550         66,262
   GenCorp. Inc.                                        2,820         40,326
   HEICO Corp.                                          1,070         15,001
   Orbital Sciences Corp.                        1      3,700         29,489
   Sequa Corp. "A"                               1        300         19,617
   Teledyne Technologies Inc.                    1      2,900         60,175
   Titan Corp. (The)                             1      6,310        115,410
   United Industrial Corp.                              1,200         26,220
                                                               -------------
                                                                     701,659
                                                               -------------
AGRICULTURE--0.12%
   Delta & Pine Land Co.                                3,000         60,300
   DIMON Inc.                                           3,700         25,604
   Maui Land & Pineapple Co. Inc.                1        400          8,080
                                                               -------------
                                                                      93,984
                                                               -------------
AIRLINES--0.34%
   Airtran Holdings Inc.                         1      6,370         34,079
   Alaska Air Group Inc.                         1      2,420         63,162
   American West Holdings Corp. "B"              1      1,269          3,477
   Amtran Inc.                                   1        500          3,430
   Atlantic Coast Airlines Holdings Inc.         1      3,680         79,856
   Frontier Airlines Inc.                        1      2,750         22,357
   Mesa Air Group Inc.                           1      3,300         30,360
   Mesaba Holdings Inc.                          1      1,200          7,044
   Midwest Express Holdings Inc.                 1      1,300         17,160
                                                               -------------
                                                                     260,925
                                                               -------------
APPAREL--0.55%
   Garan Inc.                                             300         17,355
   Gymboree Corp.                                1      2,800         44,856
   K-Swiss Inc. "A"                                     1,120         29,098
   OshKosh B'Gosh Inc. "A"                                900         39,141
   Oxford Industries Inc.                                 900         25,200
   Phillips-Van Heusen Corp.                            2,200         34,320
   Quiksilver Inc.                               1      2,300         57,040
   Russell Corp.                                        2,500         48,125
   Skechers U.S.A. Inc. "A"                      1      1,700         36,737
   Stride Rite Corp.                                    3,700         29,600
   Tropical Sportswear International Corp.       1        500         11,095
   Unifi Inc.                                    1      4,800         52,320
                                                               -------------
                                                                     424,887
                                                               -------------
AUTO MANUFACTURERS--0.35%
   American Axle & Manufacturing
      Holdings Inc.                              1      1,000         29,740
   CLARCOR Inc.                                         2,000         63,300
   Dura Automotive Systems Inc.                  1      1,400         29,050
   Oshkosh Truck Corp.                                  1,520         89,847
   Smith (A.O.) Corp. "B"                                 900         28,089
   Wabash National Corp.                                2,900         29,000
                                                                ------------
                                                                     269,026
                                                                ------------
AUTO PARTS & EQUIPMENT--0.93%
   ArvinMeritor Inc.                                    6,120        146,880
   Bandag Inc.                                          1,100         31,152
   BorgWarner Inc.                                      2,430        140,357
   Collins & Aikman Corp.                               6,248         56,857
   Cooper Tire & Rubber Co.                             5,870        120,628
   IMPCO Technologies Inc.                       1      1,130         14,803
   Modine Manufacturing Co.                             2,720         66,858
   Standard Motor Products Inc.                           600         10,170
   Superior Industries International Inc.               1,720         79,550
   Tower Automotive Inc.                         1      3,900         54,405
                                                                ------------
                                                                     721,660
                                                                ------------
BANKS--10.07%
   Alabama National Bancorp                               820         35,498
   AMCORE Financial Inc.                                2,440         56,535
   American Financial Holdings Inc.                     2,200         65,824
   Anchor BanCorp Wisconsin Inc.                        1,920         46,291
   Arrow Financial Corp.                                  572         19,442
   BancFirst Corp.                                        300         13,917
   BancorpSouth Inc.                                    7,500        151,500
   Bank Mutual Corp.                                      790         16,092
   Bank of Granite Corp.                                1,250         24,612
   BankAtlantic Bancorp Inc. "A"                        2,900         35,960
   BankUnited Financial Corp. "A"                1      1,720         32,938
   Banner Corp.                                         1,000         24,750
   Bay View Capital Corp.                        1      5,500         35,255
   BOK Financial Corp.                           1      1,082         36,204
   Boston Private Financial Holdings Inc.               1,610         39,831
   Brookline Bancorp Inc.                               1,200         30,360
   BSB Bancorp Inc.                                       900         24,012
   Capital City Bank Group Inc.                           620         21,409
   Cathay Bancorp Inc.                                  1,400         58,099
   CCBT Financial Companies Inc.                          780         22,160
   Centennial Bancorp                                   1,708         13,459
   Central Coast Bancorp                         1        625         14,175
   CFS Bancorp Inc.                                     1,240         19,170
                                       60

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

        Security                                  Shares          Value
      -----------                               ----------      ---------

     Chemical Financial Corp.                      2,111        $ 79,184
     Chittenden Corp.                              2,762          80,043
     Citizens Banking Corp.                        4,100         118,818
     City Bank                                       900          28,800
     City Holding Co.                     1        1,700          39,797
     Coastal Bancorp Inc.                            600          19,056
     CoBiz Inc.                                      450           7,744
     Colonial BancGroup Inc. (The)                10,680         160,200
     Columbia Banking System Inc.         1        1,144          14,769
     Commercial Federal Corp.                      4,340         125,860
     Commonwealth Bancorp Inc.                       880          26,110
     Community Bank System Inc.                    1,370          44,182
     Community Banks Inc.                            787          23,154
     Community First Bankshares Inc.               3,500          91,315
     Community Trust Bancorp Inc.                    870          24,456
     Connecticut Bankshares Inc.                   1,080          35,856
     Corus Bankshares Inc.                           800          36,735
     CPB Inc.                                        600          27,570
     CVB Financial Corp.                           2,462          55,912
     Dime Community Bancshares                     2,100          47,649
     Downey Financial Corp.                        1,820          86,086
     East West Bancorp Inc.                        2,120          73,182
     F&M Bancorp                                   1,200          42,336
     Farmers Capital Bank Corp.                      700          24,675
     Fidelity Bankshares Inc.                      1,500          32,998
     Financial Institutions Inc.                     570          21,580
     First Bancorp                                 2,000          75,400
     First Bancorp North Carolina                    450          12,379
     First Busey Corp. "A"                           700          15,547
     First Charter Corp.                           3,020          54,602
     First Citizens BancShares Inc. "A"              500          55,295
     First Commonwealth Financial Corp.            5,300          71,497
     First Community Bancshares Inc.                 726          24,437
     First Essex Bancorp Inc.                        670          22,914
     First Federal Capital Corp.                   1,500          33,150
     First Financial Bancorp                       3,390          66,342
     First Financial Bankshares Inc.                 875          36,609
     First Financial Corp.                           600          30,852
     First Financial Holdings Inc.                 1,300          41,795
     First Indiana Corp.                           1,175          25,580
     First Merchants Corp.                         1,340          40,199
     First Midwest Bancorp Inc.                    4,425         122,926
     First Niagara Financial Group Inc.            1,000          27,760
     First Place Financial Corp.                   1,430          28,471
     First Republic Bank                  1        1,170          32,175
     First Sentinel Bancorp Inc.                   2,000          27,520
     1st Source Corp.                              1,050          25,956
     FirstFed Financial Corp.             1        1,800          52,200
     Flagstar Bancorp Inc.                           810          18,711
     Flushing Financial Corp.                      1,035          21,207
     FNB Corp.                                     4,056         111,378
     Frontier Financial Corp.                      1,630          47,840
     GBC Bancorp                                     700          20,265
     German American Bancorp                         735          13,597
     Glacier Bancorp Inc.                          1,220          29,890
     Gold Banc Corp. Inc.                          2,850          31,262
     Great Southern Bancorp Inc.                     500          19,900
     Greater Bay Bancorp                           4,764         146,541
     Hancock Holding Co.                             700          47,166
     Harbor Florida Bancshares Inc.                1,900          42,161
     Harleysville National Corp.                   1,800          48,618
     Hudson River Bancorp Inc.                     1,410          38,056
     Hudson United Bancorp                         4,200         119,952
     IBERIABANK Corp.                                650          26,351
     Independence Community Bank Corp.             5,500         158,015
     Independent Bank Corp.(MA)                    1,030          23,577
     Independent Bank Corp.(MI)                      934          29,477
     IndyMac Bancorp Inc.                 1        5,570         126,328
     Integra Bank Corp.                            1,700          38,080
     International Bancshares Corp.                1,718          72,568
     Irwin Financial Corp.                         1,160          23,316
     Lakeland Bancorp Inc.                           945          20,563
     Local Financial Corp.                1        1,460          23,813
     MAF Bancorp Inc.                              1,800          67,680
     Main Street Banks Inc.                          900          18,612
     MB Financial Inc.                             1,200          40,152
     Medallion Financial Corp.                       830           4,382
     Medford Bancorp Inc.                            600          20,898
     Mid-State Bancshares                          2,200          42,460
     Midwest Banc Holdings Inc.                      600          17,934
     Mississippi Valley Bancshares Inc.              500          25,865
     National Penn Bancshares Inc.                 1,759          46,086
     NBC Capital Corp.                               400          15,200
     NBT Bancorp Inc.                              3,200          57,824
     Net.B@nk Inc.                        1        3,900          45,435
     New York Community Bancorp Inc.               7,509         203,494
     Northwest Bancorp Inc.                        1,000          13,210
     OceanFirst Financial Corp.                      900          21,726
     Ocwen Financial Corp.                1        3,600          19,800
     Old Second Bancorp Inc.                         667          24,493
     Omega Financial Corp.                           900          32,859
     Oriental Financial Group Inc.                 1,080          27,389
     Pacific Capital Bancorp                       3,200          76,416
     Pacific Northwest Bancorp                     1,400          43,848
     Park National Corp.                           1,100          94,600
     PennFed Financial Services Inc.                 600          16,740
     Peoples Holding Co.                             500          20,500
     PFF Bancorp Inc.                              1,200          46,080
     Port Financial Corp.                            500          20,045
     Prosperity Bancshares Inc.                    1,100          20,041
     Provident Bancorp Inc.                          300           8,412
     Provident Bankshares Corp.                    2,495          59,107
     Quaker City Bancorp Inc.             1          400          16,568
     R&G Financial Corp. "B"                       1,100          26,081
     Republic Bancorp Inc.                         4,240          63,346
     Republic Bancorp Inc. "A"                     1,000          11,790
     Republic Bancshares Inc.             1          800          16,136
     Riggs National Corp.                          1,300          19,383
     Royal Bancshares of Pennsylvania "A"            618          13,231
     S&T Bancorp Inc.                              2,100          56,700

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

     Security                                         Shares          Value
    ----------                                       --------      ----------
     Sandy Spring Bancorp Inc.                          1,300      $   41,795
     Santander BanCorp                                    520           8,866
     Seacoast Banking Corp. of Florida                    400          23,092
     Second Bancorp Inc.                                  800          21,840
     Silicon Valley Bancshares                  1       3,860         101,750
     Simmons First National Corp. "A"                     750          31,942
     South Financial Group Inc. (The)                   3,900          87,395
     Southwest Bancorp of Texas Inc.            1       2,400          86,928
     St Francis Capital Corp.                             860          21,319
     Staten Island Bancorp Inc.                         5,300         101,760
     Sterling Bancorp - NY                                858          30,631
     Sterling Bancshares Inc.                           3,350          49,479
     Sterling Financial Corp. (PA)                      1,612          40,236
     Suffolk Bancorp                                    1,000          36,500
     Susquehanna Bancshares Inc.                        3,720          84,481
     SY Bancorp Inc.                                      450          18,427
     Texas Regional Bancshares Inc. "A"                 1,390          68,957
     Tompkins Trustco Inc.                                640          31,168
     Troy Financial Corp.                                 294           8,849
     Trust Co. of New Jersey (The)                      1,600          41,118
     TrustCo Bank Corp. NY                              6,324          83,287
     UCBH Holdings Inc.                                 1,720          65,377
     UMB Financial Corp.                                1,565          73,352
     Umpqua Holdings Corp.                              1,610          29,753
     United Bancshares Inc.                             3,950         116,051
     United Community Financial Corp.                   2,540          23,774
     United National Bancorp                            1,600          36,800
     Unizan Financial Corp.                             1,995          42,713
     USB Holding Co. Inc.                               1,302          26,821
     W Holding Co. Inc.                                 2,300          55,660
     Washington Trust Bancorp Inc.                      1,190          28,191
     Waypoint Financial Corp.                           3,000          58,650
     WesBanco Inc.                                      2,020          47,894
     West Coast Bancorp                                 1,630          27,954
     Westamerica Bancorp                                3,030         119,867
     Westcorp Inc.                                      1,420          45,369
     Whitney Holding Corp.                              3,630         111,586
     Wintrust Financial Corp.                           1,005          34,743
     WSFS Financial Corp.                                 800          20,696
                                                                   ----------
                                                                    7,787,392
                                                                   ----------


   BEVERAGES--0.12%
     Boston Beer Co. Inc. "A"                   1         900          14,310
     Cadiz Inc.                                 1       3,200          27,197
     Coca-Cola Bottling Co. Consolidated                  200           8,600
     Robert Mondavi Corp. (The) "A"             1         720          24,646
     Standard Commercial Corp.                            870          18,879
                                                                   ----------
                                                                       93,632
                                                                   ----------

   BIOTECHNOLOGY--1.17%
     Alexion Pharmaceuticals Inc.               1       1,720          26,058
     Applied Molecular Evolution                1       1,700           9,826
     Arena Pharmaceuticals Inc.                 1       2,410          20,244
     Ariad Pharmaceuticals Inc.                 1       3,200          13,312
     Bio-Technology General Corp.               1       5,200          31,252
     Cambrex Corp.                                      2,100          84,210
     Charles River Laboratories
        International Inc.                      1       3,990         139,849
     Ciphergen Biosystems Inc.                  1       2,300           8,441
     CryoLife Inc.                              1       1,600          25,696
     CYTOGEN Corp.                              1       6,060           6,484
     deCODE genetics Inc.                       1       3,660          17,129
     Deltagen Inc.                              1       1,900           4,655
     Diversa Corp.                              1       2,680          26,666
     EntreMed Inc.                              1       1,800           5,526
     Exact Sciences Corp.                       1         900          14,373
     Exelixis Inc.                              1       3,700          27,861
     Gene Logic Inc.                            1       2,700          37,800
     Genencor International Inc.                1         750           7,342
     Genome Therapeutics Corp.                  1         750           1,732
     Genzyme Corp.-Biosurgery Division          1       3,960          17,939
     Harvard Bioscience Inc.                    1       1,300           7,267
     Illumina Inc.                              1       1,670          11,222
     Immunomedics Inc.                          1       3,640          18,964
     Incyte Genomics Inc.                       1       6,700          48,709
     Integra LifeSciences Holdings Corp.        1       1,160          25,230
     Kosan Biosciences Inc.                     1       1,690          14,720
     Lexicon Genetics Inc.                      1       3,600          17,600
     Maxim Pharmaceuticals Inc.                 1       1,190           3,844
     Maxygen Inc.                               1       2,970          35,578
     Orchid BioSciences Inc.                    1       1,716           2,265
     Regeneration Technologies Inc.             1       1,000           6,040
     Regeneron Pharmaceuticals Inc.             1       2,760          40,048
     Sangamo BioSciences Inc.                   1       1,170           6,880
     Sequenom Inc.                              1       3,390          11,967
     Telik Inc.                                 1       1,820          22,750
     Third Wave Technologies Inc.               1         609           1,364
     Transgenomic Inc.                          1       1,800           4,536
     Transkaryotic Therapies Inc.               1       2,800         100,940
                                                                   ----------
                                                                      906,319
                                                                   ----------

   BUILDING MATERIALS--1.09%
     Apogee Enterprises Inc.                            2,610          37,480
     Armstrong Holdings Inc.                    1       3,300           5,907
     Butler Manufacturing Co.                             840          23,058
     Centex Construction Products Inc.                    600          21,840
     CoorsTek Inc.                              1         830          25,655
     Elcor Corp.                                        1,900          51,965
     Florida Rock Industries Inc.                       1,750          62,667
     Genlyte Group Inc. (The)                   1       1,100          44,693
     Integrated Electrical Services Inc.        1       2,400          15,000
     Lennox International Inc.                          4,200          75,558
     LSI Industries Inc.                                1,020          18,737
     Lydall Inc.                                1       1,610          24,552
     Mestek Inc.                                1         400           7,640
     NCI Building Systems Inc.                  1       1,700          30,260
     Rayonier Inc.                                      2,520         123,808
     Simpson Manufacturing Co. Inc.             1         700          39,991
     Texas Industries Inc.                              2,000          62,980

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)



     Security                                         Shares          Value
    ----------                                       -------       ----------
     Trex Co. Inc.                              1         600      $   18,840
     U.S. Concrete Inc.                         1       1,200           7,884
     USG Corp.                                  1       3,670          26,240
     York International Corp.                           3,620         122,320
                                                                   ----------
                                                                      847,075
                                                                   ----------


   CHEMICALS--2.36%
     Airgas Inc.                                1       5,420          93,766
     Albemarle Corp.                                    2,360          72,570
     Arch Chemicals Inc.                                2,030          50,141
     Calgon Carbon Corp.                                3,100          26,040
     ChemFirst Inc.                                     1,000          28,650
     Crompton Corp.                                    10,800         137,700
     Cytec Industries Inc.                      1       3,700         116,328
     Ferro Corp.                                        2,720          82,008
     Foamex International Inc.                  1       1,200          13,332
     Fuller (H.B.) Co.                                  2,640          77,326
     Georgia Gulf Corp.                                 2,300          60,812
     IMC Global Inc.                                   10,330         129,125
     International Specialty Products Inc.      1       1,100           8,470
     MacDermid Inc.                                     2,000          43,000
     Millennium Chemicals Inc.                          6,120          85,986
     Minerals Technologies Inc.                         1,900          93,708
     Myers Industries Inc.                              1,520          26,053
     NL Industries Inc.                                   700          10,675
     Octel Corp.                                1         880          22,308
     Olin Corp.                                         3,570          79,075
     OMNOVA Solutions Inc.                              3,640          30,576
     PolyOne Corp.                                      7,200          81,000
     Quaker Chemical Corp.                                770          18,865
     Rogers Corp.                               1       1,520          41,511
     RPM Inc.                                          10,500         160,125
     Schulman (A.) Inc.                                 2,700          57,912
     Spartech Corp.                                     1,300          35,399
     Stepan Co.                                           700          19,782
     SurModics Inc.                             1       1,320          34,307
     Symyx Technologies Inc.                    1       2,430          33,826
     Terra Industries Inc.                      1       3,030           6,302
     Wellman Inc.                                       2,700          45,225
                                                                   ----------
                                                                    1,821,903
                                                                   ----------


   COMMERCIAL SERVICES--3.83%
     Aaron Rents Inc. "B"                               1,300          31,135
     ABM Industries Inc.                                3,360          58,330
     Actrade Financial                          1         950           9,899
     Technologies Ltd. Administaff Inc.         1       2,200          22,000
     Albany Molecular Research Inc.             1       2,000          42,280
     Answerthink Inc.                           1       3,780          14,326
     Arbitron Inc.                              1       2,630          82,056
     Armor Holdings Inc.                        1       2,200          56,100
     Atrix Laboratories Inc.                    1       2,010          44,722
     Bowne & Co. Inc.                                   3,000          44,220
     Bright Horizons Family Solutions Inc.      1       1,000          33,110
     Career Education Corp.                     1       3,900         175,500
     CDI Corp.                                  1       1,120          36,456
     Central Parking Corp.                              1,540          35,189
     Chemed Corp.                                         800          30,152
     Coinstar Inc.                              1       2,000          48,900
     Consolidated Graphics Inc.                 1         970          18,430
     Corinthian Colleges Inc.                   1       1,460          49,479
     Corporate Executive Board Co. (The)        1       3,430         117,477
     CorVel Corp.                               1         600          20,098
     CoStar Group Inc.                          1       1,400          28,742
     DiamondCluster International Inc. "A"      1       2,700          16,146
     Edison Schools Inc.                        1       2,560           2,432
     Education Management Corp.                 1       2,200          89,606
     Electro Rent Corp.                         1       1,100          14,289
     Encompass Services Corp.                   1       2,010           1,146
     First Consulting Group Inc.                1       2,000          17,200
     FTI Consulting Inc.                        1       1,390          48,664
     Gartner Inc. "A"                           1       7,260          73,326
     GSI Commerce Inc.                                  1,300           9,685
     Heidrick & Struggles International Inc.    1       1,700          33,949
     Horizon Offshore Inc.                      1       1,660          14,010
     Insurance Auto Auctions Inc.               1       1,200          23,400
     Interactive Data Corp.                     1       3,370          49,067
     ITT Educational Services Inc.              1       4,160          90,688
     Kelly Services Inc. "A"                            1,440          38,894
     Kendle International Inc.                  1         870          11,832
     Kforce Inc.                                1       1,890          11,245
     Korn/Ferry International                   1       3,900          35,490
     Kroll Inc.                                 1       1,430          30,001
     Labor Ready Inc.                           1       3,800          22,230
     Landauer Inc.                                        770          29,899
     Learning Tree International Inc.           1       1,100          20,394
     Mail-Well Inc.                             1       2,600          13,520
     Management Network Group Inc. (The)        1       2,000           4,640
     MAXIMUS Inc.                               1       1,220          38,674
     McGrath Rentcorp                                     700          18,144
     MedQuist Inc.                              1         960          25,565
     Midas Inc.                                 1       1,620          20,088
     Mobile Mini Inc.                           1       1,120          19,152
     MPS Group Inc.                             1       8,600          73,100
     Navigant Consulting Co.                    1       3,900          27,261
     NetRatings Inc.                            1       1,100          10,065
     Neurogen Corp.                             1       1,100          12,859
     New Horizons Worldwide Inc.                1         370           3,770
     On Assignment Inc.                         1       2,100          37,380
     PDI Inc.                                   1         930          14,406
     Pharmacopeia Inc.                          1       2,400          20,446
     Plexus Corp.                               1       4,000          72,400
     Pre-Paid Legal Services Inc.               1       1,330          26,467
     PRG-Schultz International Inc.             1       4,400          54,164
     Rent-A-Center Inc.                         1         720          41,767
     Rent-Way Inc.                              1       2,700          34,965
     Resources Connection Inc.                  1         750          20,242
     Right Management Consultants Inc.          1         705          18,541
     Rollins Inc.                                       1,300          26,442
     Roper Industries Inc.                              2,720         101,456

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

    Security                                            Shares        Value
  ------------                                        ----------    ------------

  Sotheby's Holdings Inc. "A"                    1       2,230      $   31,777
  SOURCECORP Inc.                                1       1,430          37,895
  Spherion Corp.                                 1       5,000          59,500
  SPS Technologies Inc.                          1       1,100          41,987
  Stewart Enterprises Inc. "A"                   1       8,860          56,438
  Strayer Education Inc.                                   480          30,528
  Sylvan Learning Systems Inc.                   1       2,900          57,826
  TeleTech Holdings Inc.                         1       3,580          34,153
  Trimeris Inc.                                  1       1,800          79,902
  URS Corp.                                      1       1,400          39,200
  Volt Information Sciences Inc.                 1       1,200          29,388
  Wackenhut Corrections Corp.                    1         670           9,782
  Watson Wyatt & Co. Holdings                    1         800          19,376
  Wireless Facilities Inc.                       1       2,820          13,818
                                                                    ----------
                                                                     2,959,278
                                                                    ----------

COMPUTER SYSTEMS--0.08%
  Borland Software Corp.                         1       5,200          53,560
  MetaSolv Inc.                                  1       2,830          11,122
                                                                    ----------
                                                                        64,682
                                                                    ----------

COMPUTERS--3.74%
  Activision Inc.                                1       3,320          96,479
  Advanced Digital Information Corp.             1       6,000          50,580
  Agile Software Corp.                           1       3,350          24,354
  America Online Latin America Inc. "A"          1         242             155
  ANSYS Inc.                                     1       1,390          27,939
  Aspen Technology Inc.                          1       3,300          27,522
  Avici Systems Inc.                             1       1,575           1,591
  BARRA Inc.                                     1       1,100          40,898
  Black Box Corp.                                1       1,920          78,202
  CACI International Inc. "A"                    1       2,140          81,727
  Carreker Corp.                                 1       2,030          22,980
  CCC Information Services Group Inc.            1         900          12,600
  CIBER Inc.                                     1       4,900          35,525
  Cognizant Technology Solutions Corp.           1         820          44,075
  Commerce One Inc.                              1       6,914           2,627
  Computer Network Technology Corp.              1       3,000          18,390
  Concurrent Computer Corp.                      1       6,000          27,900
  Covansys Corp.                                 1       1,900          10,678
  Datastream Systems Inc.                        1       2,000          14,200
  Dendrite International Inc.                    1       2,850          27,559
  Digimarc Corp.                                 1         900           9,351
  Digitas Inc.                                   1       2,200          10,008
  DSP Group Inc.                                 1       2,300          45,080
  E.piphany Inc.                                 1       6,610          29,018
  Echelon Corp.                                  1       2,400          30,912
  Eclipsys Corp.                                 1       4,330          28,400
  Electronics For Imaging Inc.                   1       5,390          85,755
  Entrust Inc.                                   1       5,530          15,042
  FactSet Research Systems Inc.                          2,000          59,540
  Fair Isaac and Co. Inc.                                2,550          83,818
  FalconStor Software Inc.                       1       4,120          17,428
  Genuity Inc. "A"                                         136             517
  HNC Software Inc.                              1       3,340          55,778
  Hyperion Solutions Corp.                       1       3,200          58,359
  IDX Systems Corp.                              1       1,840          23,957
  InFocus Corp.                                  1       3,920          46,178
  infoUSA Inc.                                   1       2,100          11,489
  Integral Systems Inc.                          1         750          16,365
  InterCept Inc.                                 1       1,220          25,278
  Intergraph Corp.                               1       4,800          83,713
  Internap Network Services Corp.                1       3,383             778
  Iomega Corp.                                   1       5,140          66,049
  ITXC Corp.                                     1       3,030          15,786
  Keynote Systems Inc.                           1       2,720          19,910
  Kronos Inc.                                    1       1,900          57,929
  Liberate Technologies                          1      10,460          27,604
  Manhattan Associates Inc.                      1       1,500          48,240
  MapInfo Corp.                                  1       1,600          14,560
  McAfee.com Corp.                               1         400           5,856
  MCSi Inc.                                      1       2,000          22,478
  Micro General Corp.                            1       1,100          18,359
  MICROS Systems Inc.                            1       1,600          44,336
  MicroStrategy Inc.                             1       2,100           1,050
  Midway Games Inc.                              1       3,000          25,500
  MSC.Software Corp.                             1       2,610          23,359
  MTS Systems Corp.                                      2,050          25,727
  Multex.com Inc.                                1       3,360          13,709
  NetScout Systems Inc.                          1       1,970          13,435
  Novadigm Inc.                                  1       1,100           7,997
  Nuance Communications Inc.                     1       3,390          14,170
  NYFIX Inc.                                     1       2,520          21,420
  ONYX Software Corp.                            1       2,600           8,788
  Packeteer Inc.                                 1       2,600          11,492
  PC-Tel Inc.                                    1       1,700          11,507
  PEC Solutions Inc.                             1         300           7,176
  Pegasus Solutions Inc.                         1       2,400          42,000
  Perot Systems Corp. "A"                        1       5,930          64,578
  Phoenix Technologies Ltd.                      1       2,400          24,000
  Planar Systems Inc.                            1       1,000          19,250
  Portal Software Inc.                           1       7,880           5,910
  ProBusiness Services Inc.                      1       2,120          30,886
  Progress Software Corp.                        1       2,730          40,292
  QRS Corp.                                      1       1,360          10,594
  Radiant Systems Inc.                           1       1,620          21,109
  RadiSys Corp.                                  1       1,820          21,167
  Rainbow Technologies Inc.                      1       2,420          11,906
  Read-Rite Corp.                                1       9,750           4,680
  Red Hat Inc.                                   1       3,170          18,608
  Safeguard Scientifics Inc.                     1       9,060          18,120
  Sanchez Computer Associates Inc.               1       2,000           8,920
  Sapient Corp.                                  1       8,000           8,480
  ScanSource Inc.                                1         550          33,775
  SCM Microsystems Inc.                          1       1,700          22,746
  Secure Computing Corp.                         1       2,620          19,781
  Silicon Graphics Inc.                          1      13,300          39,102
  Silicon Storage Technology Inc.                1       7,340          57,252
  SONICblue Inc.                                 1       7,400           7,622

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)


    Security                                            Shares        Value
  ------------                                        ----------    ------------

  SonicWALL Inc.                                   1      4,220     $    21,184
  Stratos Lightwave Inc.                           1      4,990           7,984
  Sykes Enterprises Inc.                           1      2,200          16,916
  Syntel Inc.                                      1        800           9,888
  Systems & Computer Technology Corp.              1      3,000          40,530
  Take-Two Interactive Software Inc.               1      3,100          63,829
  THQ Inc.                                         1      3,700         110,334
  3D Systems Corp.                                 1        860          10,492
  Transaction Systems Architects Inc. "A"          1      3,600          42,336
  TTM Technologies Inc.                            1        880           4,611
  Turnstone Systems Inc.                           1      2,420          10,479
  Universal Access Global Holdings Inc.            1      1,064             201
  Verity Inc.                                      1      2,860          31,717
  Vitria Technology Inc.                           1      6,630           6,365
  WatchGuard Technologies Inc.                     1      2,520          12,953
  Western Digital Corp.                            1     18,350          59,637
                                                                    -----------
                                                                      2,889,416
                                                                    -----------

COSMETICS / PERSONAL CARE--0.03%
  Elizabeth Arden Inc.                             1      1,360          23,800
                                                                    -----------
                                                                         23,800
                                                                    -----------

DISTRIBUTION / WHOLESALE--0.68%
  Advanced Energy Industries Inc.                  1      1,760          39,037
  Advanced Marketing Services Inc.                        1,150          21,045
  Aviall Inc.                                      1      2,230          31,220
  Bell Microproducts Inc.                          1      1,710          13,765
  Building Materials Holdings Corp.                1      1,300          18,681
  Daisytek International Corp.                     1      1,810          30,698
  Handleman Co.                                    1      2,200          31,900
  Hughes Supply Inc.                                      2,200          98,780
  Owens & Minor Inc.                                      3,200          63,232
  SCP Pool Corp.                                   1      1,810          50,246
  United Stationers Inc.                           1      2,920          88,768
  Watsco Inc.                                             1,600          29,200
  WESCO International Inc.                         1      1,750          11,025
                                                                    -----------
                                                                        527,597
                                                                    -----------

DIVERSIFIED FINANCIAL SERVICES--1.70%
  Acacia Research Corp.                            1      2,229          15,826
  Advanta Corp. "A"                                1      2,700          29,322
  Affiliated Managers Group Inc.                   1      2,100         129,150
  American Capital Strategies Ltd.                        3,140          86,256
  BKF Capital Group Inc.                           1        800          22,800
  Capitol Federal Financial                               2,500          65,200
  Century Business Services Inc.                   1      6,230          20,304
  Charter Municipal Mortgage Acceptance Co.               3,620          64,726
  CompuCredit Corp.                                1      1,800          12,672
  Credit Acceptance Corp.                          1      1,100          13,827
  Digital Insight Corp.                            1      2,700          44,415
  Doral Financial Corp.                                   3,400         113,526
  DVI Inc.                                         1      1,300          25,090
  Federal Agricultural Mortgage Corp.              1        780          20,826
  Financial Federal Corp.                          1      1,120          37,072
  Forrester Research Inc.                          1      1,230          23,861
  Friedman Billings Ramsey Group Inc. "A"          1      2,000          25,460
  Gabelli Asset Management Inc. "A"                1        700          25,550
  Jeffries Group Inc.                                     2,100          88,410
  MemberWorks Inc.                                 1      1,000          18,530
  National Processing Inc.                         1        600          15,480
  NCO Group Inc.                                   1      1,730          37,679
  New Century Financial Corp.                             1,000          34,970
  Raymond James Financial Inc.                            3,520         100,214
  Resource America Inc. "A"                               1,220          12,859
  S1 Corp.                                         1      6,480          47,887
  Seacoast Financial Services Corp.                       2,300          57,661
  SoundView Technology Group Inc.                  1      5,840           9,928
  StarTek Inc.                                     1        800          21,392
  Student Loan Corp.                                        330          27,337
  SWS Group Inc.                                          1,310          25,702
  WFS Financial Inc.                               1        900          24,669
  World Acceptance Corp.                           1      1,600          13,440
                                                                    -----------
                                                                      1,312,041
                                                                    -----------

ELECTRIC--1.61%
  Avista Corp.                                            4,600          63,480
  Central Vermont Public Service Corp.                    1,300          23,400
  CH Energy Group Inc.                                    1,600          78,800
  Cleco Corp.                                             3,870          84,753
  DQE Inc.                                                5,660          79,240
  El Paso Electric Co.                             1      4,600          63,710
  Empire District Electric Co. (The)                      1,930          39,565
  Hawaiian Electric Industries Inc.                       3,240         137,862
  Madison Gas & Electric Co.                              1,400          38,990
  NorthWestern Corp.                                      2,730          46,273
  Otter Tail Corp.                                        2,200          69,344
  PNM Resources Inc.                                      3,730          90,266
  RGS Energy Group Inc.                                   2,920         114,464
  Sierra Pacific Resources                               10,000          78,000
  UIL Holdings Corp.                                      1,100          59,906
  UniSource Energy Corp.                                  3,140          58,404
  WPS Resources Corp.                                     2,900         118,407
                                                                    -----------
                                                                      1,244,864
                                                                    -----------

ELECTRICAL COMPONENTS & EQUIPMENT--0.24%
  Active Power Inc.                                1      3,820          13,790
  C&D Technologies Inc.                                   2,600          46,852
  Encore Wire Corp.                                1      1,000          14,230
  GrafTech International Ltd.                             5,400          66,420
  Medis Technologies Ltd.                          1        791           6,256
  Proton Energy Systems Inc.                       1      3,540          11,363
  Wilson Greatbatch Technologies Inc.              1      1,050          26,754
                                                                    -----------
                                                                        185,665
                                                                    -----------

ELECTRONICS--4.11%
  Actel Corp.                                      1      2,140          44,983
  ADE Corp.                                        1      1,100          12,594
  Aeroflex Inc.                                    1      5,700          39,615

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

  Security                                            Shares         Value
  --------                                            ------      ----------

  American Superconductor Corp.                1       2,100      $   11,466
  AMETEK Inc.                                          3,000         111,750
  Analogic Corp.                                         720          35,402
  Artesyn Technologies Inc.                    1       3,420          22,165
  Artisan Components Inc.                      1       1,200          10,800
  AstroPower Inc.                              1       1,635          32,111
  ATMI Inc.                                    1       2,560          57,267
  Barnes Group Inc.                                    1,700          38,930
  Bel Fuse Inc. "B"                                      800          21,640
  Belden Inc.                                          2,320          48,349
  Benchmark Electronics Inc.                   1       2,200          63,800
  Brady Corp. "A"                                      1,700          59,500
  Cable Design Technologies Corp.              1       4,160          42,640
  Caliper Technologies Corp.                   1       2,490          20,791
  Checkpoint Systems Inc.                      1       2,830          33,111
  Coherent Inc.                                1       2,800          82,709
  Concord Camera Corp.                         1       2,600          13,263
  CTS Corp.                                            3,220          38,769
  Cubic Corp.                                          1,400          33,180
  Cymer Inc.                                   1       3,200         112,128
  Daktronics Inc.                              1       1,100          10,824
  Dionex Corp.                                 1       1,920          51,437
  DuPont Photomasks Inc.                       1         450          14,616
  EDO Corp.                                            1,000          28,500
  Electro Scientific Industries Inc.           1       2,520          61,236
  Energy Conversion Devices Inc.               1       1,500          23,535
  ESS Technology Inc.                          1       2,700          47,358
  Exar Corp.                                   1       3,530          69,612
  Excel Technology Inc.                        1       1,100          23,100
  FEI Co.                                      1       1,500          36,765
  Fisher Scientific International Inc.         1       5,090         142,520
  FSI International Inc.                       1       2,400          17,928
  FuelCell Energy Inc.                         1       3,040          31,282
  General Cable Corp.                                  2,930          18,459
  Helix Technology Corp.                               2,500          51,500
  Hutchinson Technology Inc.                   1       2,400          37,536
  II-VI Inc.                                   1       1,130          16,690
  JNI Corp.                                    1       2,600           9,100
  Keithley Instruments Inc.                              540           7,798
  Littelfuse Inc.                              1       1,900          43,947
  Manufacturers Services Ltd.                  1       1,300           6,279
  Mattson Technology Inc.                      1       3,500          16,170
  Mercury Computer Systems Inc.                1       1,800          37,260
  Merix Corp.                                  1       1,300          11,154
  Methode Electronics Inc. "A"                         3,000          38,310
  Microsemi Corp.                              1       2,700          17,820
  MIPS Technologies Inc. "A"                   1       4,130          25,482
  MKS Instruments Inc.                         1       2,586          51,901
  Molecular Devices Corp.                      1       1,600          28,480
  Moog Inc. "A"                                1       1,400          60,032
  Nanometrics Inc.                             1         940          14,926
  Nu Horizons Electronics Corp.                1       1,130           9,368
  Oak Technology Inc.                          1       4,680          21,200
  Park Electrochemical Corp.                           1,700          45,050
  Photon Dynamics Inc.                         1       1,600          48,000
  Photronics Inc.                              1       2,530          47,918
  Pioneer-Standard Electronics Inc.                    2,700          28,053
  PLX Technology Inc.                          1       1,330           5,652
  Power Integrations Inc.                      1       2,500          44,747
  Rayovac Corp.                                1       1,900          35,207
  REMEC Inc.                                   1       4,370          24,516
  Research Frontiers Inc.                      1       1,120          16,644
  Richardson Electronics Ltd.                            770           8,262
  Rudolph Technologies Inc.                    1       1,000          24,930
  SBS Technologies Inc.                        1       1,600          19,598
  Silicon Image Inc.                           1       4,940          30,233
  Siliconix Inc.                               1         450          12,465
  Sipex Corp.                                  1       2,500          12,222
  Stoneridge Inc.                              1       1,200          22,440
  Supertex Inc.                                1         830          14,625
  Technitrol Inc.                                      3,340          77,822
  Therma-Wave Inc.                             1       1,620          18,452
  Thomas & Betts Corp.                                 5,450         101,370
  Three-Five Systems Inc.                      1       2,400          27,360
  Trimble Navigation Ltd.                      1       2,630          40,765
  Triumph Group Inc.                           1       1,600          71,360
  Universal Display Corp.                      1       1,600          13,280
  Universal Electronics Inc.                   1       1,300          19,448
  Valence Technology Inc.                      1         767           1,058
  Varian Inc.                                  1       2,930          96,543
  Vicor Corp.                                  1       2,300          16,077
  Watts Industries Inc. "A"                            1,500          29,775
  Woodhead Industries Inc.                               800          13,712
  Woodward Governor Co.                                  800          47,296
  Xicor Inc.                                   1       2,170           8,767
  X-Rite Inc.                                          1,700          14,620
  Zoran Corp.                                  1       2,550          58,420
  Zygo Corp.                                   1       1,500          12,075
                                                                  ----------
                                                                   3,177,850
                                                                  ----------

ENERGY & RELATED--0.05%
  H Power Corp.                                1         757             719
  Headwaters Inc.                              1       2,340          36,855
  Syntroleum Corp.                             1       1,580           4,550
                                                                  ----------
                                                                      42,124
                                                                  ----------

ENGINEERING & CONSTRUCTION--0.17%
  EMCOR Group Inc.                             1       1,000          58,700
  Granite Construction Inc.                            2,830          71,599
  Perini Corp.                                 1         796           3,184
                                                                  ----------
                                                                     133,483
                                                                  ----------

ENTERTAINMENT--0.94%
  AMC Entertainment Inc.                       1       2,400          34,080
  Ameristar Casinos Inc.                       1         400          11,624
  Argosy Gaming Co.                            1       2,020          57,368
  Championship Auto Racing Teams Inc.          1       1,630          16,055
  Churchill Downs Inc.                                   300          12,099

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

Security                                            Shares         Value
--------                                            ------      ----------

  Dover Downs Gaming &
     Entertainment Inc.                              1,261      $   16,141
  Dover Motorsports Inc.                             1,230           7,011
  4Kids Entertainment Inc.                   1         730          15,111
  Gaylord Entertainment Co. "A"              1       2,050          45,202
  GTECH Holdings Corp.                       1       5,000         127,700
  Hollywood Casino Corp. "A"                 1         900           9,720
  Hollywood Entertainment Corp.              1       4,550          94,094
  Isle of Capri Casinos Inc.                 1       1,800          36,450
  Liberty Livewire Corp. "A"                 1       1,600           4,704
  Magna Entertainment Corp. "A"              1       1,800          12,582
  Martha Stewart Living Omnimedia Inc. "A"   1       1,000          11,470
  MTR Gaming Group Inc.                      1       1,650          27,555
  Penn National Gaming Inc.                  1       1,800          32,670
  Pinnacle Entertainment Inc.                1       2,200          23,386
  Scientific Games Corp. "A"                 1       1,400          11,116
  Shuffle Master Inc.                        1       1,620          29,759
  Speedway Motorsports Inc.                  1       1,300          33,059
  Steinway Musical Instruments Inc.          1         860          18,404
  Vail Resorts Inc.                          1         800          13,680
  World Wrestling Federation
     Entertainment Inc.                      1       1,320          19,272
  Zomax Inc.                                 1       2,200           8,580
                                                                ----------
                                                                   728,892
                                                                ----------
ENTERTAINMENT & LEISURE--0.05%
  Alliance Gaming Corp.                      1       3,040          37,149
                                                                ----------
                                                                    37,149
                                                                ----------
ENVIRONMENTAL CONTROL--0.46%
  Casella Waste Systems Inc. "A"             1       1,800          21,618
  Ionics Inc.                                1       1,600          38,800
  Mine Safety Appliances Co.                           800          32,000
  Stericycle Inc.                            1       3,000         106,230
  Tetra Tech Inc.                            1       4,500          66,150
  TRC Companies Inc.                         1         660          13,563
  Waste Connections Inc.                     1       2,520          78,725
                                                                ----------
                                                                   357,086
                                                                ----------

FOOD--3.53%
  American Italian Pasta Co. "A"             1       1,500          76,485
  Applebee's International Inc.                      4,642         106,534
  Arden Group Inc. "A"                       1         100           6,001
  Aurora Foods Inc.                          1       1,900           2,850
  Buca Inc.                                  1       1,240          23,622
  CEC Entertainment Inc.                     1       2,610         107,793
  Cheesecake Factory (The)                   1       3,495         124,003
  Corn Products International Inc.                   3,200          99,584
  Dean Foods Co.                             1       8,002         298,475
  Del Monte Foods Co.                        1       2,000          23,600
  Dole Food Co.                                      4,000         115,400
  Dreyer's Grand Ice Cream Inc.                      1,800         123,480
  Fleming Companies Inc.                             4,000          72,600
  Flowers Foods Inc.                         1       2,410          62,299
  Great Atlantic & Pacific Tea Co.           1       1,900          35,511
  Green Mountain Coffee Inc.                 1         640          13,574
  Hain Celestial Group Inc.                  1       2,100          38,850
  IHOP Corp.                                 1       1,700          50,065
  Ingles Markets Inc. "A"                            1,000          12,680
  International Multifoods Corp.             1       1,540          40,040
  Interstate Bakeries Corp.                          2,500          72,200
  J&J Snack Foods Corp.                      1         500          22,480
  Jack in the Box Inc.                       1       3,400         108,120
  Lance Inc.                                         2,100          30,618
  Landry's Restaurants Inc.                          1,800          45,918
  Nash Finch Co.                                       990          31,640
  P.F. Chang's China Bistro Inc.             1       1,600          50,272
  Panera Bread Co. "A"                       1       1,800          62,046
  Papa John's International Inc.             1       1,400          46,746
  Pathmark Stores Inc.                       1       3,030          56,994
  Performance Food Group Co.                 1       4,060         137,472
  Pilgrim's Pride Corp. "B"                          1,200          16,800
  Ralcorp Holdings Inc.                      1       2,620          81,875
  Rare Hospitality International Inc.        1       1,930          51,956
  Riviana Foods Inc.                                   500          12,679
  Ruddick Corp.                                      2,900          49,184
  Sanderson Farms Inc.                                 300           7,503
  Sensient Technologies Corp.                        4,360          99,234
  Smucker (J.M.) Co. (The)                           4,111         140,308
  Sonic Corp.                                1       2,950          92,659
  Spartan Stores Inc.                        1       2,350           7,073
  Tejon Ranch Co.                            1         800          26,080
  United Natural Foods Inc.                  1       1,040          20,280
  Wild Oats Markets Inc.                     1       1,600          25,760
                                                                 ---------
                                                                 2,729,343
                                                                 ---------

FOREST PRODUCTS & PAPER--0.68%
  American Woodmark Corp.                              540          30,310
  Buckeye Technologies Inc.                  1       2,000          19,600
  Caraustar Industries Inc.                          2,400          29,952
  Chesapeake Corp.                                   1,500          39,495
  Deltic Timber Corp.                                  900          31,032
  Glatfelter Co.                                     1,210          22,748
  Louisiana-Pacific Corp.                           10,100         106,959
  Pope & Talbot Inc.                                 1,500          28,095
  Potlatch Corp.                                     2,700          91,854
  Rock-Tenn Co. "A"                                  1,100          20,185
  Schweitzer-Mauduit International Inc.              1,320          32,472
  Universal Forest Products Inc.                     1,000          23,420
  Wausau-Mosinee Paper Corp.                         4,400          53,020
                                                                 ---------
                                                                   529,142
                                                                 ---------
GAS--0.87%
  AGL Resources Inc.                                 5,130         119,016
  Laclede Group Inc. (The)                           1,700          39,916
  NUI Corp.                                          1,700          46,750
  ONEOK Inc.                                         5,000         109,750

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)


  Security                                            Shares         Value
  --------                                           --------      ---------

  Peoples Energy Corp.                                  3,230      $ 117,766
  Southwestern Energy Co.                       1       2,600         39,494
  UGI Corp.                                             2,620         83,683
  WGL Holdings Inc.                                     4,530        117,327
                                                                   ---------
                                                                     673,702
                                                                   ---------

HAND / MACHINE TOOLS--0.35%
  Baldor Electric Co.                                   2,200         55,440
  Franklin Electric Co. Inc.                              800         37,656
  Kennametal Inc.                                       2,900        106,140
  Milacron Inc.                                         1,600         16,240
  Powell Industries Inc.                        1         440         10,670
  Regal-Beloit Corp.                                    1,800         43,758
                                                                   ---------
                                                                     269,904
                                                                   ---------

HEALTH CARE--5.04%
  ABIOMED Inc.                                  1       1,800         15,262
  Accredo Health Inc.                           1       2,750        126,885
  Advanced Neuromodulation Systems Inc.         1         600         18,300
  Advanced Tissue Sciences Inc.                 1       6,200          8,928
  American Healthways Inc.                      1       1,190         21,182
  American Medical Systems Holdings Inc.        1       2,850         57,171
  AmeriPath Inc.                                1       2,530         60,720
  AmSurg Corp.                                  1       1,430         37,552
  Apria Healthcare Group Inc.                   1       3,720         83,328
  Arrow International Inc.                              1,000         39,050
  ArthroCare Corp.                              1       1,900         24,434
  Aspect Medical Systems Inc.                   1         930          3,348
  Avigen Inc.                                   1       2,200         20,702
  Bei Technologies Inc.                                 1,180         13,511
  Beverly Enterprises Inc.                      1       9,230         70,240
  BioMarin Pharmaceutical Inc.                  1       3,200         16,701
  Bio-Rad Laboratories Inc. "A"                 1       1,500         68,265
  Biosite Inc.                                  1       1,300         36,595
  BriteSmile Inc.                               1       2,270          5,380
  Bruker Daltonics Inc.                         1       4,270         16,866
  CardioDynamics International Corp.            1       2,200          8,184
  Cerus Corp.                                   1       1,100         37,268
  Closure Medical Corp.                         1         700          9,800
  Cobalt Corp.                                  1       1,000         22,800
  Conceptus Inc.                                1       1,200         19,788
  CONMED Corp.                                  1       2,150         48,009
  Cooper Companies Inc.                                 1,300         61,230
  Covance Inc.                                  1       5,620        105,375
  Coventry Health Care Inc.                     1       5,400        153,468
  Cyberonics Inc.                               1       1,900         24,926
  Cygnus Inc.                                   1       3,600          7,272
  Datascope Corp.                                         920         25,429
  Diagnostic Products Corp.                             2,000         74,000
  DIANON Systems Inc.                           1         807         43,110
  Dynacq International Inc.                     1         700          9,863
  Edwards Lifesciences Corp.                    1       5,530        128,296
  ENDOcare Inc.                                 1       1,500         19,815
  Enzo Biochem Inc.                             1       2,168         31,067
  Flir Systems Inc.                             1       1,090         45,747
  Gentiva Health Services Inc.                  1       2,030         18,250
  Haemonetics Corp.                             1       1,800         52,560
  Hooper Holmes Inc.                                    5,300         42,400
  ICU Medical Inc.                              1         810         25,029
  IDEXX Laboratories Inc.                       1       3,320         85,623
  IGEN International Inc.                       1       1,330         41,895
  I-many Inc.                                   1       3,560          9,786
  Impath Inc.                                   1       1,600         28,720
  INAMED Corp.                                  1       1,340         35,805
  Intermagnetics General Corp.                  1       1,330         26,866
  Invacare Corp.                                        1,930         71,410
  i-STAT Corp.                                  1       1,300          4,628
  LeCroy Corp.                                  1         800          9,520
  LifePoint Hospitals Inc.                      1       3,520        127,811
  Luminex Corp.                                 1       1,510         11,340
  Magellan Health Services Inc.                 1       2,440          2,440
  Med-Design Corp. (The)                        1         680          8,799
  Mentor Corp.                                          2,000         73,418
  Microvision Inc.                              1       1,100          5,753
  Mid Atlantic Medical Services Inc.            1       4,350        136,372
  National Healthcare Corp.                     1         600         12,750
  Novavax Inc.                                  1         246          1,048
  Novoste Corp.                                 1       1,800          8,316
  Ocular Sciences Inc.                          1       1,520         40,280
  Option Care Inc.                              1         750         10,305
  OraSure Technologies Inc.                     1       2,700         17,550
  PacifiCare Health Systems Inc. "A"            1       2,720         73,984
  Pediatrix Medical Group Inc.                  1       1,900         47,500
  PolyMedica Corp.                              1       1,120         28,605
  Possis Medical Inc.                           1       1,400         17,289
  Province Healthcare Co.                       1       4,350         97,266
  PSS World Medical Inc.                        1       6,600         53,460
  RehabCare Group Inc.                          1       1,430         34,363
  Renal Care Group Inc.                         1       4,530        141,109
  Respironics Inc.                              1       3,100        105,555
  Select Medical Corp.                          1         670         10,492
  Sierra Health Services Inc.                   1       2,390         53,416
  Sola International Inc.                       1       2,180         25,070
  SonoSite Inc.                                 1         900         12,987
  Specialty Laboratories Inc.                   1       1,040          8,736
  Steris Corp.                                  1       6,120        116,953
  Sunrise Assisted Living Inc.                  1       1,600         42,880
  Syncor International Corp.                    1       1,820         57,330
  Techne Corp.                                  1       4,000        112,880
  Theragenics Corp.                             1       2,800         23,604
  Thoratec Labs Corp.                           1       3,535         31,780
  TriPath Imaging Inc.                          1       1,780          7,779
  U.S. Physical Therapy Inc.                    1         545         11,069
  Urologix Inc.                                 1       1,280         16,371
  US Oncology Inc.                              1       8,850         73,720
  Vasomedical Inc.                              1       4,390         11,633
  Ventana Medical Systems Inc.                  1       1,220         26,779
  VISX Inc.                                     1       4,430         48,287
  Vital Sign Inc.                                         400         14,460

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

  Security                                            Shares         Value
  --------                                            ------      ----------

  West Pharmaceutical Services Inc.                    1,000      $   32,090
  Zoll Medical Corp.                           1         900          29,277
                                                                  ----------
                                                                   3,895,265
                                                                  ----------

HOLDING COMPANIES-DIVERSIFIED--0.10%
  Triarc Companies Inc.                        1       1,330          36,708
  Walter Industries Inc.                               3,100          41,385
                                                                  ----------
                                                                      78,093
                                                                  ----------

HOME BUILDERS--1.65%
  Beazer Homes USA Inc.                        1       1,023          81,840
  Champion Enterprises Inc.                    1       4,760          26,751
  Coachmen Industries Inc.                             1,420          20,590
  Fleetwood Enterprises Inc.                           3,600          31,320
  Hovnanian Enterprises Inc. "A"               1       1,380          49,514
  KB HOME                                              3,750         193,162
  M.D.C. Holdings Inc.                                 1,673          86,996
  M/I Schottenstein Homes Inc.                         1,060          39,941
  Meritage Corp.                               1         560          25,564
  Monaco Coach Corp.                           1       2,150          45,795
  NVR Inc.                                     1         600         193,800
  Palm Harbor Homes Inc.                       1       1,500          29,788
  Ryland Group Inc.                                    2,400         119,400
  Skyline Corp.                                          700          23,100
  Standard-Pacific Corp.                               2,400          84,192
  Thor Industries Inc.                                   700          49,882
  Toll Brothers Inc.                           1       4,180         122,474
  Winnebago Industries Inc.                            1,130          49,720
                                                                  ----------
                                                                   1,273,829
                                                                  ----------

HOME FURNISHINGS--0.89%
  Applica Inc.                                 1       2,080          25,792
  Bassett Furniture Industries Inc.                      790          15,404
  Bush Industries Inc. "A"                             1,200          14,400
  Furniture Brands International Inc.          1       5,120         154,881
  Harman International Industries Inc.                 3,020         148,735
  Kimball International Inc. "B"                       3,200          52,448
  La-Z-Boy Inc.                                        4,520         113,994
  Libbey Inc.                                          1,400          47,740
  Movado Group Inc.                                      960          24,144
  Oneida Ltd.                                          1,500          28,725
  ParkerVision Inc.                            1         830          15,919
  Salton Inc.                                  1         500           7,175
  Standex International Corp.                          1,000          25,100
  Stanley Furniture Co. Inc.                   1         450          12,037
                                                                  ----------
                                                                     686,494
                                                                  ----------

HOUSEHOLD PRODUCTS / WARES--1.67%
  American Greetings Corp. "A"                         5,900          98,294
  Blyth Inc.                                           3,000          93,660
  Church & Dwight Co. Inc.                             3,320         104,016
  CSS Industries Inc.                          1         300          10,650
  Dial Corp. (The)                                     8,790         175,976
  Fossil Inc.                                  1       1,695          34,849
  Harland (John H.) Co.                                2,800          78,960
  National Presto Industries Inc.                        600          19,200
  New England Business Service Inc.                    1,100          27,654
  Pennzoil-Quaker State Co.                            7,630         164,274
  Playtex Products Inc.                        1       2,500          32,375
  Revlon Inc. "A"                              1       1,800           8,910
  Russ Berrie & Co. Inc.                               1,030          36,462
  Scotts Co. (The) "A"                         1       1,520          69,008
  Standard Register Co. (The)                          1,380          47,182
  Toro Co.                                             1,120          63,661
  Tupperware Corp.                                     4,900         101,871
  Wallace Computer Services Inc.                       3,620          77,830
  Yankee Candle Co. Inc. (The)                 1       1,600          43,344
                                                                  ----------
                                                                   1,288,176
                                                                  ----------

INSURANCE--2.79%
  Alfa Corp.                                           7,000          81,900
  American Physicians Capital Inc.             1       1,180          21,782
  AmerUs Group Co.                                     3,730         138,383
  Argonaut Group Inc.                                  2,100          44,982
  Baldwin & Lyons Inc. "B"                               600          13,698
  Berkley (W.R.) Corp.                                 1,890         103,950
  Brown & Brown Inc.                                   4,200         132,300
  Citizens Inc.                                1       2,070          26,869
  Clark/Bardes Inc.                            1       1,070          24,439
  CNA Surety Corp.                                     1,200          17,460
  Commerce Group Inc.                                  2,300          90,965
  Crawford & Co. "B"                                   3,400          27,540
  Delphi Financial Group Inc. "A"                      1,320          57,222
  FBL Financial Group Inc. "A"                         1,120          24,808
  First American Corp.                                 6,350         146,050
  Fremont General Corp.                                5,160          21,569
  Great American Financial Resources Inc.                600          11,580
  Harleysville Group Inc.                              2,800          77,616
  Hilb Rogal & Hamilton Co.                            2,600         117,650
  Horace Mann Educators Corp.                          3,800          70,946
  Kansas City Life Insurance Co.                         500          19,335
  LandAmerica Financial Group Inc.                     1,900          59,850
  Midland Co. (The)                                      200          10,094
  National Western Life Insurance Company "A"  1         200          22,990
  NYMAGIC Inc.                                           600           9,150
  Ohio Casualty Corp.                          1       5,100         106,590
  Philadelphia Consolidated Holding Corp.      1       1,050          47,607
  PICO Holdings Inc.                           1       1,200          19,884
  PMA Capital Corp. "A"                                2,100          44,415
  Presidential Life Corp.                              2,030          41,148
  ProAssurance Corp.                           1       2,071          36,450
  RLI Corp.                                              600          30,600
  SCPIE Holdings Inc.                                  1,120           6,810
  Selective Insurance Group Inc.                       2,400          67,992
  StanCorp Financial Group Inc.                        2,720         150,960
  State Auto Financial Corp.                           1,050          17,220
  Stewart Information Services Corp.           1       1,050          21,578
  Triad Guaranty Inc.                          1         700          30,471

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

  Security                                            Shares         Value
  --------                                          --------      ----------

  UICI                                         1       3,700      $   74,740
  United Fire & Casualty Co.                             600          22,668
  Universal American Financial Corp.           1       3,700          24,827
  Vesta Insurance Group                                3,640          15,579
  Zenith National Insurance Corp.                        860          27,391
                                                                  ----------
                                                                   2,160,058
                                                                  ----------

IRON / STEEL--0.35%
  Carpenter Technology Corp.                           1,920          55,315
  Cleveland-Cliffs Inc.                                1,400          38,640
  Gibraltar Steel Corp.                                  700          15,533
  Oregon Steel Mills Inc.                      1       2,070          12,420
  Reliance Steel & Aluminum Co.                        2,300          70,150
  Roanoke Electric Steel Corp.                         1,100          16,984
  Ryerson Tull Inc.                                    2,100          24,423
  Steel Dynamics Inc.                          1       2,300          37,881
                                                                  ----------
                                                                     271,346
                                                                  ----------

LEISURE TIME--0.43%
  Bally Total Fitness Holding Corp.            1       2,830          52,949
  Nautilus Group Inc. (The)                            2,780          85,068
  Navigant International Inc.                  1       1,480          22,896
  Polaris Industries Inc.                              2,200         143,000
  ResortQuest International Inc.               1       1,220           6,954
  WMS Industries Inc.                          1       1,920          23,520
                                                                  ----------
                                                                     334,387
                                                                  ----------

LODGING--0.45%
  Aztar Corp.                                  1       3,130          65,104
  Boca Resorts Inc. "A"                        1       2,620          34,715
  Boyd Gaming Corp.                            1       2,800          40,320
  Choice Hotels International Inc.             1       3,110          62,231
  Marcus Corp.                                         2,100          34,965
  Prime Hospitality Corp.                      1       4,100          53,259
  Station Casinos Inc.                         1       3,120          55,692
                                                                  ----------
                                                                     346,286
                                                                  ----------

MACHINERY--3.11%
  AGCO Corp.                                   1       6,300         122,850
  Albany International Corp. "A"                       1,560          41,980
  Applied Industrial Technologies Inc.                 1,700          33,150
  Astec Industries Inc.                        1       1,500          24,135
  Asyst Technologies Inc.                      1       3,500          71,225
  Briggs & Stratton Corp.                              2,000          76,680
  Brooks-PRI Automation Inc.                           3,106          79,389
  Cognex Corp.                                 1       3,090          61,955
  Donaldson Co. Inc.                                   3,620         126,845
  Dycom Industries Inc.                        1       4,480          52,371
  Electroglas Inc.                             1       2,100          21,000
  Engineered Support Systems Inc.                        660          34,518
  Esterline Technologies Corp.                 1       1,840          41,768
  Flow International Corp.                     1         900           6,065
  Flowserve Corp.                              1       5,020         149,596
  Gardner Denver Inc.                          1       1,300          26,000
  Gerber Scientific Inc.                       1         870           3,054
  Gorman-Rupp Co. (The)                                  600          18,900
  Graco Inc.                                           4,350         109,359
  Idex Corp.                                           2,900          97,150
  Imation Corp.                                1       3,140          93,446
  Insituform Technologies Inc. "A"             1       2,240          47,443
  JLG Industries Inc.                                  3,920          54,998
  Kadant Inc.                                  1       1,060          17,490
  Kaman Corp. "A"                                      2,000          33,520
  Knight Transportation Inc.                   1       1,395          32,350
  Kulicke & Soffa Industries Inc.              1       4,550          56,375
  Lincoln Electric Holding Inc.                        2,820          75,858
  Lindsay Manufacturing Co.                            1,000          23,150
  Magnetek Inc.                                1       2,020          19,998
  Manitowoc Co. Inc. (The)                             2,200          78,078
  NACCO Industries Inc.                                  700          40,670
  Nordson Corp.                                        2,200          54,252
  Paxar Corp.                                  1       3,200          53,600
  Presstek Inc.                                1       3,100          12,400
  Robbins & Myers Inc.                                   700          18,375
  Sauer-Danfoss Inc.                                   1,000          11,160
  Semitool Inc.                                1       1,600          13,056
  Stewart & Stevenson Services Inc.                    2,500          44,350
  SureBeam Corporation "A"                     1       1,700           9,282
  Tecumseh Products Co. "A"                            1,420          75,374
  Tennant Co.                                            800          31,680
  Terex Corp.                                  1       4,000          89,960
  Thomas Industries Inc.                               1,500          43,200
  Ultratech Stepper Inc.                       1       1,900          30,761
  Unova Inc.                                   1       4,100          26,609
  Zebra Technologies Corp. "A"                 1       2,520         121,514
                                                                  ----------
                                                                   2,406,939
                                                                  ----------

MANUFACTURERS--1.12%
  Carlisle Companies Inc.                              2,900         130,442
  CUNO Inc.                                    1       1,300          47,034
  Federal Signal Corp.                                 4,200         100,800
  Harsco Corp.                                         3,730         139,875
  Lancaster Colony Corp.                               2,570          91,646
  Osmonics Inc.                                1         800          12,720
  Pittston Brink's Group                               5,030         120,720
  Quixote Corp.                                          660          11,187
  Sturm Ruger & Co. Inc.                               1,860          26,319
  Tredegar Corp.                                       1,500          36,225
  Trinity Industries Inc.                              4,200          87,024
  U.S. Industries Inc.                         1       7,400          25,530
  Wabtec Corp.                                         2,320          33,060
                                                                  ----------
                                                                     862,582
                                                                  ----------

MANUFACTURING--0.15%
  Acuity Brands Inc.                                   3,800          69,160
  ESCO Technologies Inc.                       1         920          32,200
  Hexcel Corp.                                 1       2,800          12,180
                                                                  ----------
                                                                     113,540
                                                                  ----------

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

  Security                                            Shares         Value
  --------                                          ---------     ----------

MEDIA--1.37%
  Banta Corp.                                          2,300      $   82,570
  Beasley Broadcast Group Inc. "A"              1        700          10,324
  Crown Media Holdings Inc.                     1      2,500          19,725
  Cumulus Media Inc. "A"                        1      2,870          39,549
  Fisher Communications Inc.                             400          23,488
  Gray Communications Systems Inc.                       900          16,290
  Information Holdings Inc.                     1      1,920          46,848
  Journal Register Co.                          1      2,340          47,034
  Lee Enterprises Inc.                                 4,000         140,000
  Liberty Corp.                                        1,600          63,760
  LodgeNet Entertainment Corp.                  1        900          12,959
  Media General Inc. "A"                               1,100          66,000
  On Command Corp.                              1      2,000           3,380
  Paxson Communications Corp.                   1      3,200          17,600
  Pegasus Communications Corp.                  1      1,724           1,259
  Playboy Enterprises Inc. "B"                  1      1,100          14,025
  Private Media Group Inc.                      1      2,100           6,006
  Pulitzer Inc.                                          820          42,558
  Regent Communications Inc.                    1      1,440          10,165
  Saga Communications Inc.                      1      1,075          24,188
  Salem Communications Corp. "A"                1        840          20,891
  Scholastic Corp.                              1      2,800         106,120
  Sinclair Broadcast Group Inc. "A"             1      2,300          33,210
  Spanish Broadcasting System Inc. "A"          1      3,600          36,000
  TiVo Inc.                                     1      1,600           5,936
  UnitedGlobalCom Inc. "A"                      1      7,300          20,075
  Value Line Inc.                                        200           8,226
  Wiley (John) & Sons Inc. "A"                         4,100          98,318
  XM Satellite Radio Holdings Inc. "A"          1      1,900          13,775
  Young Broadcasting Inc. "A"                   1      1,700          30,226
                                                                  ----------
                                                                   1,060,505
                                                                  ----------

METAL FABRICATE / HARDWARE--0.49%
  Castle (A.M.) & Co.                                  1,000          12,480
  CIRCOR International Inc.                              970          16,636
  Kaydon Corp.                                         2,600          61,386
  Lawson Products Inc.                                   500          15,405
  NN Inc.                                                800          10,240
  Penn Engineering & Manufacturing Corp.               1,100          19,162
  Timken Co. (The)                                     4,720         105,398
  Valmont Industries Inc.                              1,300          26,429
  Worthington Industries Inc.                          6,200         112,220
                                                                  ----------
                                                                     379,356
                                                                  ----------

METALS-DIVERSIFIED--0.77%
  Ameron International Corp.                             330          23,843
  AptarGroup Inc.                                      3,000          92,250
  Commercial Metals Co.                                1,200          56,328
  Griffon Corp.                                 1      2,590          46,879
  Gulf Island Fabrication Inc.                  1        700          12,838
  Matthews International Corp. "A"                     2,600          60,710
  Maverick Tube Corp.                           1      3,300          49,500
  Mueller Industries Inc.                       1      2,740          86,995
  Nortek Inc.                                   1        800          36,080
  NS Group Inc.                                 1      2,120          20,246
  Quanex Corp.                                         1,200          52,440
  RTI International Metals Inc.                 1      2,100          25,515
  Southern Peru Copper Corp.                           1,680          25,183
  Titanium Metals Corp.                         1        917           3,210
                                                                  ----------
                                                                     592,017
                                                                  ----------

MINING--0.24%
  AMCOL International Corp.                            1,620          11,097
  Brush Engineered Materials Inc.                      1,700          21,080
  Century Aluminum Co.                                 1,400          20,846
  Stillwater Mining Co.                         1      4,120          67,074
  USEC Inc.                                            7,600          66,880
                                                                  ----------
                                                                     186,977
                                                                  ----------

OFFICE / BUSINESS EQUIPMENT--0.17%
  CompX International Inc.                               800          10,600
  Global Imaging Systems Inc.                   1        900          17,091
  Insight Enterprises Inc.                      1      3,800          95,722
  Pomeroy Computer Resources                    1        780          11,372
                                                                  ----------
                                                                     134,785
                                                                  ----------

OIL & GAS PRODUCERS--3.30%
  Atmos Energy Corp.                                   3,800          89,072
  Atwood Oceanics Inc.                          1        920          34,500
  Berry Petroleum Co. "A"                              1,600          26,960
  Cabot Oil & Gas Corp. "A"                            2,830          64,666
  CAL Dive International Inc.                   1      2,930          64,460
  Cascade Natural Gas Corp.                              900          18,810
  Chesapeake Energy Corp.                       1     13,130          94,536
  Chiles Offshore Inc.                          1        990          24,008
  Denbury Resources Inc.                        1      1,900          19,551
  Encore Acquisition Co.                        1        560           9,660
  Energen Corp.                                        2,930          80,575
  Energy Partners Ltd.                          1      2,340          21,762
  Evergreen Resources Inc.                      1      1,600          68,000
  Frontier Oil Corp.                                   2,400          42,240
  Grey Wolf Inc.                                1     13,000          53,170
  Holly Corp.                                            980          16,415
  Houston Exploration Co.                       1        800          23,200
  Key Energy Services Inc.                      1      9,400          98,700
  Key Productions Co. Inc.                      1      1,430          27,885
  Magnum Hunter Resources Inc.                  1      3,795          29,943
  Meridian Resource Corp. (The)                 1      2,620           9,746
  New Jersey Resources Corp.                           2,480          74,028
  Northwest Natural Gas Co.                            2,330          66,988
  Nuevo Energy Co.                              1      1,500          23,700
  Parker Drilling Co.                           1      8,090          26,454
  Patina Oil & Gas Corp.                               2,162          59,304
  Penn Virginia Corp.                                    800          31,184
  PetroQuest Energy Inc.                        1      2,540          14,148
  Piedmont Natural Gas Co.                             2,820         104,284
  Plains Resource Inc.                          1      2,420          64,735
  Prima Energy Corp.                            1      1,200          27,348

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

  Security                                             Shares         Value
  --------                                             ------      ----------

  Quicksilver Resources Inc.                     1        760      $   19,646
  Range Resources Corp.                          1      4,710          26,376
  Remington Oil & Gas Corp.                      1      1,750          34,860
  RPC Inc.                                                800           9,440
  Seacor Smit Inc.                               1      1,520          71,972
  Seitel Inc.                                    1      1,730           1,730
  SEMCO Energy Inc.                                     2,800          25,340
  South Jersey Industries Inc.                          1,220          41,175
  Southern Union Co.                             1      3,281          55,781
  Southwest Gas Corp.                                   2,840          70,290
  Spinnaker Exploration Co.                      1      2,070          74,561
  St. Mary Land & Exploration Co.                       2,600          62,215
  Stone Energy Corp.                             1      2,017          81,184
  Superior Energy Services Inc.                  1      4,500          45,675
  Swift Energy Co.                               1      2,530          39,949
  Tesoro Petroleum Corp.                         1      5,300          41,075
  3TEC Energy Corp.                              1      1,680          29,282
  Tom Brown Inc.                                 1      3,120          88,452
  Unit Corp.                                     1      3,630          62,981
  Vintage Petroleum Inc.                                4,820          57,358
  WD-40 Co.                                             1,430          39,697
  Western Gas Resources Inc.                            2,000          74,800
  Westport Resources Corp.                       1      3,123          51,217
  W-H Energy Services Inc.                       1      1,800          39,888
                                                                   ----------
                                                                    2,554,976
                                                                   ----------

OIL & GAS SERVICES--0.57%
  CARBO Ceramics Inc.                                     700          25,865
  Comstock Resources Inc.                        1      2,600          19,760
  Dril-Quip Inc.                                 1        600          14,970
  Hydril Co.                                     1      1,160          31,088
  Input/Output Inc.                              1      4,770          42,930
  Lone Star Technologies Inc.                    1      2,460          56,334
  Lufkin Industries Inc.                                  640          18,477
  Newpark Resources Inc.                         1      6,300          46,305
  Oceaneering International Inc.                 1      2,020          54,540
  Oil States International Inc.                  1        770           9,163
  Pure Resources Inc.                            1      1,220          25,376
  Tetra Technologies Inc.                        1      1,190          31,595
  Universal Compression Holdings Inc.            1      1,200          28,788
  Veritas DGC Inc.                               1      3,120          39,312
                                                                   ----------
                                                                      444,503
                                                                   ----------

PACKAGING & CONTAINERS--0.85%
  AEP Industries Inc.                            1        430          15,265
  Ball Corp.                                            5,300         219,844
  Crown Cork & Seal Co. Inc.                     1     11,400          78,090
  Greif Brothers Corp. "A"                              1,200          40,033
  Ivex Packaging Corp.                           1      1,400          31,878
  Longview Fibre Co.                                    4,800          45,216
  Owens-Illinois Inc.                            1     13,690         188,101
  Silgan Holdings Inc.                           1        920          37,205
                                                                   ----------
                                                                      655,632
                                                                   ----------
PHARMACEUTICALS--2.87%
  aaiPharma Inc.                                1         980          22,030
  Adolor Corp.                                  1       3,560          40,086
  Align Technology Inc.                         1       2,180           8,809
  Allscripts Healthcare Solutions Inc.          1       3,600          13,464
  Alpharma Inc. "A"                                     3,520          59,770
  Amylin Pharmaceuticals Inc.                   1       6,450          70,563
  Antigenics Inc.                               1       1,770          17,435
  Aphton Corp.                                  1       1,700          12,750
  Arqule Inc.                                   1       2,320          15,660
  Array BioPharma Inc.                          1       1,600          15,424
  AVANIR Pharmaceuticals "A"                    1       4,530           5,889
  AVI BioPharma Inc.                            1       1,320           3,881
  Biopure Corp.                                 1       1,800          13,770
  Bone Care International Inc.                  1       1,300           6,800
  Cell Genesys Inc.                             1       3,300          44,514
  Cell Pathways Inc.                            1         803           1,205
  Cell Therapeutics Inc.                        1       3,200          17,469
  CIMA Labs Inc.                                1       1,410          34,009
  Connetics Corp.                               1       2,900          37,465
  Corixa Corp.                                  1       4,770          32,675
  Corvas International Inc.                     1         774           1,664
  Cubist Pharmaceuticals Inc.                   1       2,900          27,289
  CV Therapeutics Inc.                          1       2,100          39,102
  Digene Corp.                                  1       1,000          11,762
  Durect Corp.                                  1       2,090          16,720
  Emisphere Technologies Inc.                   1       1,720           7,069
  Endo Pharmaceuticals Holdings Inc.            1       1,910          13,370
  Esperion Therapeutics Inc.                    1       2,700          14,661
  First Horizon Pharmaceutical Corp.            1       1,260          26,069
  Genta Inc.                                    1       2,560          21,222
  Genzyme Corp. - Molecular Oncology            1       1,251           3,153
  Geron Corp.                                   1       1,900           8,702
  Guilford Pharmaceuticals Inc.                 1       3,000          22,620
  Herbalife International Inc. "A"                      1,500          28,650
  ILEX Oncology Inc.                            1       3,100          43,679
  Immunogen Inc.                                1       4,130          11,110
  Impax Laboratories Inc.                       1       2,280          17,077
  Indevus Pharmaceuticals Inc.                          3,740           4,338
  InterMune Inc.                                1       3,090          65,199
  Intuitive Surgical Inc.                       1       2,760          23,377
  Isis Pharmaceuticals Inc.                     1       4,100          38,991
  Kos Pharmaceuticals Inc.                      1         530          10,786
  KV Pharmaceuticals Co. "B"                    1       2,220          58,275
  La Jolla Pharmaceutical Co.                   1       3,330          20,813
  Ligand Pharmaceuticals Inc. "B"               1       4,230          61,335
  Martek Biosciences Corp.                      1       1,700          35,564
  Medicines Co. (The)                           1       2,600          32,058
  MGI Pharma Inc.                               1       2,800          19,768
  Nabi Biopharmaceuticals                       1       3,040          16,322
  NaPro BioTherapeutics Inc.                    1       2,270          14,891
  Nature's Sunshine Products Inc.                         900          10,179
  NBTY Inc.                                     1       3,900          60,372
  NeoPharm Inc.                                 1       1,258          15,813
  Neose Technologies Inc.                       1       1,100          11,990

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)


  Security                                              Shares         Value
  --------                                              ------      ----------

  Neurocrine Biosciences Inc.                    1       2,730      $   78,215
  Noven Pharmaceuticals Inc.                     1       2,300          58,650
  NPS Pharmaceuticals Inc.                       1       2,740          41,977
  Nu Skin Enterprises Inc. "A"                           3,850          56,018
  Pain Therapeutics Inc.                         1       1,610          13,460
  PAREXEL International Corp.                    1       2,400          33,384
  Penwest Pharmaceuticals Co.                    1       1,290          25,155
  Perrigo Co.                                    1       5,800          75,400
  Pharmaceutical Resources Inc.                  1       1,720          47,782
  Pharmacyclics Inc.                             1         570           2,531
  POZEN Inc.                                     1       2,410          12,484
  Praecis Pharmaceuticals Inc.                   1       4,940          17,191
  Progenics Pharmaceuticals Inc.                 1         980          12,044
  Rigel Pharmaceuticals Inc.                     1       2,200           8,030
  SangStat Medical Corp.                         1       2,200          50,556
  Scios Inc.                                     1       4,400         134,684
  Serologicals Corp.                             1       1,980          36,214
  SuperGen Inc.                                  1       2,530          18,368
  Sybron Dental Specialties Inc.                 1       3,540          65,490
  Tanox Inc.                                     1       2,360          25,559
  Texas Biotech Corp.                            1       4,400          17,160
  3 Dimensional Pharmaceuticals Inc.             1       1,030           4,584
  Titan Pharmaceuticals Inc.                     1       2,930           9,816
  Triangle Pharmaceuticals Inc.                  1       3,700          10,027
  Tularik Inc.                                   1       2,150          19,716
  United Therapeutics Inc.                       1       1,700          21,012
  VaxGen Inc.                                    1       1,020           5,651
  Versicor Inc.                                  1       1,500          20,175
  Vical Inc.                                     1       2,300          12,144
                                                                    ----------
                                                                     2,221,135
                                                                    ----------

PIPELINES--0.01%
  TransMontaigne Inc.                            1       1,400           8,470
                                                                    ----------
                                                                         8,470
                                                                    ----------

REAL ESTATE--4.77%
  AMLI Residential Properties Trust                      1,330          34,580
  Annaly Mortgage Management Inc.                        6,980         135,412
  Anthracite Capital Inc.                                3,210          42,533
  Avatar Holdings                                1         760          21,310
  Bedford Property Investors Inc.                        1,500          40,650
  Boykin Lodging Co.                                     2,500          27,325
  Brandywine Realty Trust                                2,420          62,678
  BRE Properties Inc. "A"                                4,330         134,706
  CBL & Associates Properties Inc.                       1,900          76,950
  CenterPoint Properties Corp.                           2,120         122,981
  Chateau Communities Inc.                               2,020          61,812
  Colonial Properties Trust                              1,400          54,530
  Commercial Net Lease Realty Inc.                       3,600          57,600
  Cornerstone Realty Income Trust Inc.                   4,400          49,720
  Corrections Corp. of America                   1       2,980          51,554
  Cousins Properties Inc.                                3,300          81,708
  Developers Diversified Realty Corp.                    5,233         117,743
  EastGroup Properties Inc.                              1,730          44,288
  Entertainment Properties Trust                         1,600          39,440
  Equity Inns Inc.                                       3,800          30,590
  First Industrial Realty Trust Inc.                     3,720         122,202
  Forest City Enterprises Inc. "A"                       2,425          84,269
  Gables Residential Trust                               2,300          73,439
  Glenborough Realty Trust Inc.                          2,000          47,400
  Glimcher Realty Trust                                  2,500          46,250
  Healthcare Realty Trust Inc.                           3,900         124,800
  Home Properties of NY Inc.                             1,900          72,086
  Innkeepers USA Trust                                   2,600          24,908
  Insignia Financial Group Inc.                  1       2,000          19,440
  IRT Property Co.                                       3,000          38,220
  JDN Realty Corp.                                       3,500          43,750
  Jones Lang LaSalle Inc.                        1       2,900          71,630
  JP Realty Inc.                                         1,140          30,381
  Kilroy Realty Corp.                                    2,320          62,060
  LaSalle Hotel Properties                               1,550          24,413
  Lexington Corp. Properties Trust                       1,930          31,845
  LNR Property Corp.                                     2,030          70,035
  Macerich Co. (The)                                     3,100          96,100
  Manufactured Home Communities Inc.                     1,300          45,630
  Meristar Hospitality Corp.                             3,760          57,340
  Mid Atlantic Realty Trust                              1,700          29,920
  Mills Corp.                                            1,760          54,560
  National Health Investors Inc.                         2,100          33,600
  Nationwide Health Properties Inc.                      4,700          88,125
  Pan Pacific Retail Properties Inc.                     2,220          75,880
  Pennsylvania Real Estate Investment Trust              1,400          37,954
  Prentiss Properties Trust                              2,900          92,075
  Prime Group Realty Trust                                 203           1,322
  PS Business Parks Inc.                                 1,200          41,940
  Realty Income Corp.                                    3,020         111,498
  Reckson Associates Realty Corp.                        3,400          84,660
  Redwood Trust Inc.                                       660          20,790
  RFS Hotel Investors Inc.                               2,900          39,266
  Saul Centers Inc.                                      1,100          28,490
  Shurgard Storage Centers Inc. "A"                      3,000         104,100
  SL Green Realty Corp.                                  2,440          86,986
  Sovran Self Storage Inc.                               1,320          45,104
  Summit Properties Inc.                                 2,420          56,507
  Sun Communities Inc.                                   1,420          59,285
  Tanger Factory Outlet Centers Inc.                       630          18,585
  Taubman Centers Inc.                                   2,640          40,260
  Town & Country Trust (The)                             1,420          31,808
  Trammell Crow Co.                              1       2,300          33,235
                                                                    ----------
                                                                     3,690,258
                                                                    ----------

REAL ESTATE INVESTMENT TRUSTS--2.75%
  Acadia Realty Trust                                    1,900          15,485
  Alexander's Inc.                               1         200          15,360
  Alexandria Real Estate Equities Inc.                   1,340          66,116
  Associated Estates Realty Corp.                        1,800          19,080
  Camden Property Trust                                  3,300         122,199
  Capital Automotive REIT                                1,300          31,018
  Capstead Mortgage Corp.                                1,320          29,700

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

       Security                                       Shares         Value
     ------------                                     ------      ----------

     Chelsea Property Group Inc.                       2,800      $   93,660
     Crown American Realty Trust                       2,100          19,740
     Essex Property Trust Inc.                         1,420          77,674
     Federal Realty Investment Trust                   3,400          94,214
     FelCor Lodging Trust Inc.                         3,100          56,885
     Getty Realty Corp.                                1,000          20,250
     Great Lakes REIT Inc.                             1,430          27,141
     Health Care REIT Inc.                             3,100          92,845
     Highwoods Properties Inc.                         4,920         127,920
     HRPT Properties Trust                            11,700         103,545
     Investors Real Estate Trust                       1,800          19,188
     Keystone Property Trust                             600           9,522
     Koger Equity Inc.                                 2,730          52,689
     Kramont Realty Trust                                990          15,830
     La Quinta Corp.                           1      12,020          87,145
     Mid-America Apartment Communities, Inc.           1,600          42,800
     Mission West Properties Inc.                      1,400          17,066
     Parkway Properties Inc.                           1,020          37,108
     Post Properties Inc.                              3,480         104,957
     Regency Centers Corp.                             2,100          62,265
     Senior Housing Properties Trust                   2,300          36,110
     Thornbury Mortgage Inc.                           3,560          70,061
     U.S. Restaurant Properties Inc.                   2,340          38,774
     United Dominion Realty Trust Inc.                 9,800         154,350
     Universal Health Realty Income Trust              1,200          31,680
     Ventas Inc.                                       5,500          70,125
     Washington Real Estate                            3,530         102,017
     Investment Trust
     Weingarten Realty Investors                       4,100         145,140
     Winston Hotels Inc.                               1,600          15,616
                                                                  ----------
                                                                   2,125,275
                                                                  ----------

   RETAIL--6.17%
     AFC Enterprises Inc.                      1         870          27,188
     AnnTaylor Stores Corp.                    1       3,345          84,930
     Bebe Stores Inc.                          1         330           6,696
     Bob Evans Farms Inc.                              3,300         103,884
     Brown Shoe Co. Inc.                               1,800          50,580
     Buckle Inc. (The)                         1         600          14,790
     Burlington Coat Factory Warehouse Corp.           1,600          34,000
     California Pizza Kitchen Inc.             1       1,380          34,224
     Casey's General Store Inc.                        3,900          46,956
     Cash America International Inc.                   2,300          21,160
     Cato Corp. "A"                                    1,200          26,760
     CBRL Group Inc.                                   5,120         156,262
     Charlotte Russe Holding Inc.              1       2,130          47,563
     Charming Shoppes Inc.                     1       9,690          83,722
     Chico's FAS Inc.                          1       3,069         111,466
     Children's Place Retail Stores Inc. (The) 1       1,050          27,826
     Christopher & Banks Corp.                 1       2,065          87,350
     Circuit City Stores Inc. - CarMax Group   1       3,370          72,961
     Claire's Stores Inc.                              3,940          90,226
     Coldwater Creek Inc.                      1         600          14,640
     Cole National Corp.                       1       1,070          20,330
     Copart Inc.                               1       5,560          90,239
     Cost Plus Inc.                            1       2,000          60,918
     CSK Auto Corp.                            1       2,900          40,426
     Deb Shops Inc.                                      300          10,134
     dELiA*s Corp. "A"                         1       3,090          15,759
     Dillards Inc. "A"                                 6,000         157,740
     Dress Barn Inc.                           1       2,800          43,316
     Duane Reade Inc.                          1         900          30,645
     Electronics Boutique Holdings Corp.       1         830          24,319
     Factory 2-U Stores Inc.                   1       1,200          16,620
     Finish Line Inc. (The)                    1       1,740          31,181
     Footstar Inc.                             1       1,800          44,046
     Fred's Inc.                                       1,700          62,526
     FreeMarkets Inc.                          1       3,020          42,673
     Friedman's Inc.                                   1,500          19,499
     FTD Inc. "A"                                        494           6,358
     Genesco Inc.                              1       2,100          51,135
     Group 1 Automotive Inc.                   1       1,400          53,410
     Guitar Center Inc.                        1       1,600          29,680
     Hancock Fabrics Inc.                              1,500          27,870
     Haverty Furniture Companies Inc.                  1,720          33,970
     Hibbet Sporting Goods Inc.                1         545          13,843
     Hot Topic Inc.                            1       2,550          68,111
     IKON Office Solutions Inc.                       13,510         126,994
     Intertan Inc.                             1       2,300          25,645
     Jill (J.) Group Inc. (The)                1       1,070          40,607
     Kenneth Cole Productions "A"              1         720          20,412
     Linens 'N Things Inc.                     1       3,360         110,242
     Lithia Motors Inc. "A"                    1         750          20,190
     Lone Star Steakhouse & Saloon Inc.                1,800          42,462
     Longs Drug Stores Corp.                           2,900          82,041
     Luby's Inc.                               1       2,500          16,450
     Men's Wearhouse Inc. (The)                1       3,130          79,815
     Michaels Stores Inc.                      1       6,060         236,340
     Movie Gallery Inc.                        1         975          20,592
     MSC Industrial Direct Co. Inc. "A"        1       3,630          70,785
     99 Cents Only Stores                      1       3,280          84,132
     O'Charley's Inc.                          1       1,500          37,950
     OfficeMax Inc.                            1      11,030          64,967
     1-800-FLOWERS.COM Inc.                    1       1,160          12,946
     O'Reilly Automotive Inc.                  1       3,450          95,082
     Pacific Sunwear of California Inc.        1       2,600          57,642
     PC Connection Inc.                        1       1,170           4,797
     Pep Boys-Manny, Moe & Jack Inc.                   4,300          72,455
     PETsMART Inc.                             1       9,220         147,889
     Pier 1 Imports Inc.                               8,630         181,230
     Priceline.com Inc.                        1       9,740          27,175
     PriceSmart Inc.                           1         300          11,565
     Regis Corp.                                       3,440          92,945
     Ruby Tuesday Inc.                                 5,920         114,848
     Ryan's Family Steak Houses Inc.           1       4,050          53,501
     School Specialty Inc.                     1       1,500          39,840
     7-Eleven Inc.                             1       2,290          18,435
     ShopKo Stores Inc.                        1       2,700          54,540
     Smart & Final Inc.                        1         900           7,020
     Sonic Automotive Inc.                     1       2,060          53,045
     Sports Resorts International Inc.         1       1,940          10,476

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

        Security                                  Shares        Value
       ----------                                --------     -----------

       Stamps.com Inc.                       1      3,600     $    15,948
       Steak n Shake Company (The)           1      2,000          31,300
       Stein Mart Inc.                       1      2,300          27,301
       TBC Corp.                             1      1,510          23,979
       Too Inc.                              1      3,000          92,400
       Trans World Entertainment Corp.       1      2,100          12,243
       Tuesday Morning Corp.                 1        900          16,704
       Tweeter Home Entertainment Group Inc. 1      1,900          31,046
       Ultimate Electronics Inc.             1        900          23,319
       United Auto Group Inc.                1        790          16,511
       Urban Outfitters Inc.                 1        770          26,734
       Value City Department Stores Inc.     1      1,300           3,640
       Wet Seal Inc. "A"                     1      1,955          47,507
       Wilsons The Leather Experts Inc.      1      1,320          18,480
       Zale Corp.                            1      3,120         113,100
                                                              -----------
                                                                4,773,199
                                                              -----------
     SEMICONDUCTORS--1.23%
       Alliance Semiconductor Corp.          1      3,000          21,300
       ANADIGICS Inc.                        1      3,000          24,720
       AXT Inc.                              1      1,720          13,726
       ChipPAC Inc.                          1      3,260          20,147
       Cohu Inc.                                    2,000          34,560
       Credence Systems Corp.                1      5,706         101,396
       EMCORE Corp.                          1      2,430          14,580
       Entegris Inc.                         1      3,680          53,728
       GlobeSpanVirata Inc.                  1     10,471          40,523
       Integrated Circuit Systems Inc.       1      2,600          52,494
       Integrated Silicon Solution Inc.      1      2,700          24,084
       IXYS Corp.                            1      1,330           7,155
       Kopin Corp.                           1      6,600          43,560
       LTX Corp.                             1      4,640          66,259
       MEMC Electronics Materials Inc.       1      4,170          20,433
       Microtune Inc.                        1      1,410          12,563
       ON Semiconductor Corp.                1      3,780           7,787
       Optical Communication Products Inc.   1        420             512
       Pericom Semiconductor Corp.           1      1,820          21,094
       Pixelworks Inc.                       1      2,230          18,710
       Rambus Inc.                           1      8,180          33,456
       Silicon Laboratories Inc.             1        830          22,460
       Skyworks Solutions Inc.                      4,140          22,977
       TranSwitch Corp.                      1      2,094           1,340
       Trikon Technologies Inc.              1      1,280          11,507
       TriQuint Semiconductor Inc.           1     12,303          78,862
       Varian Semiconductor Equipment
          Associates Inc.                    1      3,070         104,165
       Veeco Instruments Inc.                1      2,820          65,170
       Virage Logic Corp.                    1        690           8,984
                                                              -----------
                                                                  948,252
                                                              -----------
     SOFTWARE--2.48%
       Acclaim Entertainment Inc.            1      6,100          21,533
       Actuate Corp.                         1      3,900          17,550
       Akamai Technologies Inc.              1      6,390           8,307
       Alico Inc.                                     400          11,756
       Alloy Inc.                            1      1,300          18,772
       American Management Systems Inc.      1      4,000          76,440
       Ansoft Corp.                          1         69             406
       Ascential Software Corp.              1     22,160          61,826
       AsiaInfo Holdings Inc.                1      2,800          37,100
       Avid Technology Inc.                  1      2,600          24,076
       Caminus Corp.                         1      1,270           7,404
       Centillium Communications Inc.        1      2,610          22,759
       Centra Software Inc.                  1        523             973
       Chordiant Software Inc.               1      2,700           5,265
       Convera Corp.                         1      1,700           4,131
       Documentum Inc.                       1      3,740          44,880
       Edwards (J.D.) & Co.                  1      9,910         120,407
       eFunds Corp.                          1      4,440          42,131
       Embarcadero Technologies Inc.         1        830           5,129
       EPIQ Systems Inc.                     1      1,175          19,999
       eSpeed, Inc.                          1      1,700          18,547
       F5 Networks Inc.                      1      1,980          19,364
       FileNET Corp.                         1      3,400          49,300
       Global Payments Inc.                         3,260          96,985
       Identix Inc.                          1      4,000          29,196
       Indus International Inc.              1      1,085           2,593
       Infogrames Inc.                       1      1,200           3,276
       Information Resources Inc.            1      2,800          26,289
       InfoSpace Inc.                        1      3,637           1,637
       Inktomi Corp.                         1     11,080           9,750
       Interland Inc.                        1      2,300           8,004
       Internet Capital Group Inc.           1        245              66
       Inter-Tel Inc.                               1,700          29,087
       JDA Software Group Inc.               1      2,000          56,520
       Kana Software Inc.                    1      2,370           9,480
       Keane Inc.                            1      5,600          69,440
       Legato Systems Inc.                   1      9,632          34,675
       Loudcloud Inc.                        1        856           1,224
       Macromedia Inc.                       1      5,530          49,051
       MatrixOne Inc.                        1      2,970          17,850
       MRO Software Inc.                     1      1,830          20,825
       NDCHealth Corp.                              3,000          83,700
       Net2Phone Inc.                        1      2,600          11,102
       Netegrity Inc.                        1      2,640          16,262
       NetIQ Corp.                           1      3,930          88,936
       Novell Inc.                           1     28,233          90,628
       Numerical Technologies Inc.           1      2,020           8,070
       OPNET Technologies Inc.               1        850           7,616
       Overture Services Inc.                1      2,050          51,209
       Per-Se Technologies Inc.              1      3,000          27,597
       Pinnacle Systems Inc.                 1      5,540          60,879
       PLATO Learning Inc.                   1      1,486          14,667
       ProQuest Co.                          1      1,200          42,600
       Register.com                          1      2,330          17,755
       Renaissance Learning Inc.             1        700          14,154
       Roxio Inc.                            1      2,000          14,400
       Saba Software Inc.                    1      1,920           4,896
       Schawk Inc.                                  1,100          11,770
       SeaChange International Inc.          1      2,100          18,438

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

       Security                                Shares        Value
     ------------                            ---------   ------------
     SeeBeyond Technology Corp.              1    2,900    $    8,990
     Selectica Inc.                          1      453         1,798
     SERENA Software Inc.                    1    1,720        23,559
     Simplex Solutions Inc.                  1    1,000        14,903
     SkillSoft Corp.                         1      540         4,239
     SpeechWorks International Inc.          1    3,150        11,589
     SPSS Inc.                               1    1,020        15,851
     SupportSoft Inc.                        1      676         1,873
     Synplicity Inc.                         1    1,650         7,557
     TriZetto Group Inc. (The)               1    2,130        18,212
     Ulticom Inc.                            1    1,640        11,119
     Vastera Inc.                            1    2,480        10,887
     Viewpoint Corp.                         1    4,030        19,425
     webMethods Inc.                         1    2,640        26,136
     Websense Inc.                           1    1,680        42,958
     Witness Systems Inc.                    1      960         7,085
                                                         ------------
                                                            1,914,863
                                                         ------------
   TELECOMMUNICATION EQUIPMENT--0.52%
     ADTRAN Inc.                             1    2,070        39,328
     Andrew Corp.                            1    7,730       110,771
     Arris Group Inc.                        1    5,290        23,271
     Avanex Corp.                            1    2,290         4,443
     CommScope Inc.                          1    4,900        61,250
     DMC Stratex Networks Inc.               1    8,060        16,201
     Handspring Inc.                         1    2,660         4,628
     Harmonic Inc.                           1    5,450        19,942
     Ixia                                    1    4,000        23,280
     New Focus Inc.                          1    4,020        11,939
     NMS Communications Corp.                1    2,900         7,047
     Oplink Communications Inc.              1    9,340         6,818
     Proxim Corp. "A"                        1    7,967        23,893
     SBA Communications Corp.                1      966         1,362
     SpectraSite Holdings Inc.               1    1,589           286
     Sunrise Telecom Inc.                    1    1,340         2,894
     Symmetricom Inc.                        1    2,720         9,928
     Terayon Communication Systems Inc.      1    5,610         7,461
     Tollgrade Communications Inc.           1    1,100        16,137
     Viasat Inc.                             1    1,530        12,898
     WJ Communications Inc.                  1    1,200         1,392
                                                         ------------
                                                              405,169
                                                         ------------

   TELECOMMUNICATIONS--1.55%
     Adaptec Inc.                            1   10,050        79,295
     Aether Systems Inc.                     1    3,550        10,473
     AirGate PCS Inc.                        1    2,330         2,330
     Alamosa Holdings Inc.                   1    6,800         9,588
     Alaska Communications Systems
        Group Inc.                           1    1,700         8,073
     Allen Telecom Inc.                      1    2,600        11,180
     Anaren Microwave Inc.                   1    2,200        19,008
     Anixter International Inc.              1    2,490        58,515
     Aspect Communications Corp.             1    5,170        16,544
     Audiovox Corp. "A"                      1    1,500        11,925
     Avocent Corp.                           1    4,300        68,456
     Aware Inc.                              1      893         3,393
     Boston Communications Group Inc.        1    1,620        13,025
     Catapult Communications Corp.           1      640        13,997
     C-COR.net Corp.                         1    3,400        23,800
     Centennial Communications Corp. "A"     1      640         1,562
     Commonwealth Telephone Enterprises Inc. 1    1,120        45,069
     CT Communications Inc.                  1    1,600        25,920
     Ditech Communications Corp.             1      643         1,826
     Dobson Communications Corp. "A"         1    2,130         1,832
     General Communication Inc. "A"          1    3,800        25,346
     Golden Telecom Inc.                     1    1,180        20,768
     Hickory Tech Corp.                      1    1,000        15,000
     IDT Corp.                               1    4,230        71,572
     Inet Technologies Inc.                  1    1,380         9,315
     InterDigital Communications Corp        1    5,000        45,250
     InterVoice-Brite Inc.                   1    1,333         1,906
     Intrado Inc.                            1    1,270        24,587
     Itron Inc.                              1    1,410        36,984
     Leap Wireless International Inc.        1    3,400         3,672
     Lexent Inc.                             1    1,075         2,419
     Lightbridge Inc.                        1    2,317        19,023
     MasTec Inc.                             1    2,600        19,136
     Metro One Telecommunications Inc.       1    1,635        22,825
     MRV Communications Inc.                 1    6,333         9,689
     Netro Corp.                             1    3,100         7,068
     Newport Corp.                           1    3,280        51,365
     Next Level Communications Inc.          1      577           583
     North Pittsburgh Systems Inc.           1    1,300        20,917
     Plantronics Inc.                        1    3,120        59,311
     Powerwave Technologies Inc.             1    5,740        52,578
     Price Communications Corp.              1    4,260        68,160
     RCN Corp.                               1    2,420         3,315
     Sirius Satellite Radio Inc.             1    6,800        25,629
     Somera Communications Inc.              1    2,900        20,706
     SpectraLink Corp.                       1    1,800        19,152
     Standard Microsystems Corp.             1    1,400        33,054
     TALX Corp.                              1    1,016        19,263
     Touch America Holdings Inc.             1    7,970        21,918
     UbiquiTel Inc.                          1    4,450         3,071
     US Unwired Inc. "A"                     1    3,660        10,248
     WebEx Communications Inc.               1    1,860        29,574
                                                         ------------
                                                            1,199,215
                                                         ------------
   TELEPHONE--0.00%
     AT&T Latin America Corp.                     1,286           694
                                                         ------------
                                                                  694
                                                         ------------

   TEXTILES--0.46%
     G&K Services Inc. "A"                        1,900          65,056
     Guess ? Inc.                            1    1,500          10,800
     Interface Inc. "A"                           4,300          34,572
     Kellwood Co.                                 2,200          71,500
     Nautica Enterprises Inc.                1    2,420          31,436
     Quaker Fabric Corp.                     1    1,200          18,599

                       RUSSELL 2000 INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

             Security                          Shares         Value
           ------------                      ----------   -------------
     Steven Madden Ltd.                      1      920       18,243
     UniFirst Corp.                                 880       22,264
     Vans Inc.                               1    1,320       10,720
     Wolverine World Wide Inc.                    4,100       71,545
                                                         -----------
                                                             354,735
                                                         -----------

   TOBACCO--0.15%
     Universal Corp.                              2,400       88,080
     Vector Group Ltd.                            1,750       30,800
                                                         -----------
                                                             118,880
                                                         -----------

   TOYS/GAMES/HOBBIES--0.18%
     Action Performance Companies Inc.       1    1,400       44,240
     Boyds Collection Ltd. (The)             1    4,680       29,437
     Jakks Pacific Inc.                      1    1,800       31,878
     Topps Co. (The)                         1    3,300       33,198
                                                         -----------
                                                             138,753
                                                         -----------

   TRANSPORTATION--1.79%
     Airborne Inc.                                4,400       84,480
     Alexander & Baldwin Inc.                     3,700       94,461
     Arctic Cat Inc.                              1,520       26,431
     Arkansas Best Corp.                     1    1,900       48,412
     Atlas Air Worldwide Holdings Inc.       1    1,950        7,215
     Covenant Transport Inc. "A"             1      700       14,875
     Dollar Thrifty Automotive Group Inc.    1    2,300       59,570
     EGL Inc.                                1    3,250       55,120
     Florida East Coast Industries Inc.           2,200       55,660
     Forward Air Corp.                       1    1,500       49,170
     GulfMark Offshore Inc.                  1      550       22,776
     Heartland Express Inc.                  1    2,155       51,569
     Hunt (J.B.) Transport Services Inc.     1    1,500       44,280
     Kansas City Southern Industries Inc.         5,490       93,330
     Kirby Corp.                             1    1,700       41,565
     Landstar System Inc.                    1      700       74,795
     Offshore Logistics Inc.                 1    1,800       43,002
     Overseas Shipholding Group Inc.              2,600       54,808
     RailAmerica Inc.                        1    2,520       27,266
     Roadway Corp.                                1,200       43,116
     Swift Transportation Co. Inc.           1    5,490      127,917
     Trico Marine Services Inc.              1    2,580       17,518
     USFreightways Corp.                          2,420       91,645
     Werner Enterprises Inc.                      3,366       71,729
     Yellow Corp.                            1    2,600       84,240
                                                         -----------
                                                           1,384,950
                                                         -----------

   TRUCKING & LEASING--0.22%
     AMERCO                                  1    1,200       17,748
     Interpool Inc.                               1,200       20,712
     Ryder System Inc.                            4,920      133,283
                                                         -----------
                                                             171,743
                                                         -----------

   WATER--0.29%
     American States Water Co.                    1,380       36,570
     California Water Service Group               1,300       32,760
     Connecticut Water Service Inc.                 650       19,812
     Middlesex Water Co.                            750       19,703
     Philadelphia Suburban Corp.                  5,112      103,262
     SJW Corp.                                      200       16,200
                                                         -----------
                                                             228,307
                                                         -----------

   TOTAL COMMON STOCKS
     (Cost:$71,127,231)                                   71,558,943
                                                         -----------

   SHORT TERM INSTRUMENTS--15.91%
     Barclays Global Investors Funds
        Institutional Money Market Fund,
        Institutional Shares                 10,120,243   10,120,243
     Dreyfus Money Market Fund                  222,863      222,863
     Goldman Sachs Financial Square Prime
        Obligation Fund                         349,441      349,441
     Providian Temp Cash Money Market Fund    1,114,345    1,114,345
     U.S. Treasury Bill
        1.68%,09/26/02                  2 3 $   500,000      497,994
                                                         -----------

   TOTAL SHORT TERM INSTRUMENTS
      (Cost:$12,304,865)                                  12,304,886
                                                         -----------

   TOTAL INVESTMENTS IN SECURITIES--108.42%
      (Cost $83,432,096)                                  83,863,829

   Other Assets, Less Liabilities--(8.42%)                (6,516,066)
                                                         -----------
   NET ASSETS--100.00%                                   $77,347,763
                                                         ===========

1    Non-income earning securities

2    Yield to Maturity.

3 This U.S. Treasury Bill is held in a segregated account in connection with the Master Portfolio's holdings of index futures contracts. See Note 1.

   The accompanying notes are an integral part of these financial statements.

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)



     Security                                                  Shares        Value
    ----------                                                --------     ---------
   COMMON STOCKS--98.40%
   AUSTRALIA--3.99%
     Amcor Ltd.                                                 13,316     $   61,593
     AMP Ltd.                                                   16,820        147,294
     Aristocrat Leisure Ltd.                                     7,491         22,749
     Australia and New Zealand Banking Group Ltd.               22,622        244,960
     Australian Gas & Light Co. Ltd.                             8,142         45,020
     Brambles Industries Ltd.                                   16,888         89,491
     Broken Hill Proprietary Co. Ltd.                           56,978        329,441
     Coca-Cola Amatil Ltd.                                       9,429         33,769
     Cochlear Ltd.                                               1,667         31,863
     Coles Myer Ltd.                                            20,140         74,957
     Commonwealth Bank of Australia                             19,126        353,550
     Computershare Ltd.                                         14,372         17,749
     CSL Ltd.                                                    2,833         51,176
     CSR Ltd.                                                   17,322         62,134
     Foster's Brewing Group Ltd.                                33,242         88,078
     Gandel Retail Trust                                        42,517         29,116
     General Property Trust                                     39,879         62,905
     Leighton Holdings Ltd.                                      4,807         28,036
     Lend Lease Corp. Ltd.                                       7,461         44,144
     M.I.M. Holdings Ltd.                                       46,398         33,861
     Macquarie Bank Ltd.                                         3,565         58,536
     Macquarie Infrastructure Group                             35,504         57,598
     Mayne Nickless Ltd.                                        17,615         40,937
     National Australia Bank Ltd.                               23,742        471,796
     News Corp. Ltd.                                            22,681        123,246
     NRMA Insurance Group Ltd.                                  23,425         41,422
     Orica Ltd.                                                  7,716         41,451
     QBE Insurance Group Ltd.                                   10,253         38,217
     Rio Tinto Ltd.                                              4,938         92,915
     Santos Ltd.                                                14,875         53,941
     Southcorp Ltd.                                             12,300         36,664
     Stockland Trust Group                                      17,723         43,675
     Suncorp-Metway Ltd.                                         9,458         65,357
     TABCORP Holdings Ltd.                                       4,785         33,576
     Telstra Corp. Ltd.                                         33,910         88,705
     Transurban Group                                   1       12,480         29,424
     Wesfarmers Ltd.                                             6,015         91,841
     Westfield Holdings Ltd.                                     6,952         58,382
     Westfield Trust                                            35,405         67,574
     Westpac Banking Corp. Ltd.                                 27,074        246,815
     WMC Ltd.                                                   17,343         88,496
     Woodside Petroleum Ltd.                                     8,679         66,112
     Woolworths Ltd.                                            16,916        124,871
                                                                           ----------
                                                                            3,913,437
                                                                           ----------


   AUSTRIA--0.10%
     Erste Bank der Oesterreichischen Sparkassen AG                343         24,508
     Oesterreichische Elektrizitaetswirtschafts AG "A"             208         18,069
     OMV AG                                                        344         33,803
     Telekom Austria AG                                 1        2,662         21,347
                                                                           ----------
                                                                               97,727
                                                                           ----------


   BELGIUM--1.01%
     AGFA Gevaert NV                                            1,762          32,088
     Colruyt NV                                                   742          34,808
     Delhaize-Le Lion SA                                        1,256          58,920
     Dexia Group                                                9,039         139,884
     Electrabel SA                                                444         102,607
     Fortis Group                                              14,192         303,866
     Groupe Bruxelles Lambert SA                                1,208          63,111
     Interbrew SA                                               2,419          69,448
     KBC Bankverzekerings Holding NV                            1,581          63,939
     Solvay SA                                                    805          57,957
     UCB SA                                                     1,730          63,472
                                                                           ----------
                                                                              990,100
                                                                           ----------


   DENMARK--0.74%
     A/S Dampskibsselskabet Svendborg "B"                           5          49,190
     D/S 1912 "B"                                                   7          52,580
     Danisco A/S                                                1,188          43,433
     Danske Bank A/S                                            8,559         157,596
     Group 4 Falck A/S                                          1,350          46,664
     H. Lundbeck A/S                                              700          18,519
     ISS A/S                                            1         893          47,132
     Novo Nordisk A/S "B"                                       4,329         143,304
     Novozymes A/S "B"                                          1,438          32,500
     Tele Danmark A/S                                           2,101          58,098
     Vestas Wind Systems A/S                                    1,838          49,848
     William Demant Holding                             1         883          23,009
                                                                           ----------
                                                                              721,873
                                                                           ----------


   FINLAND--1.67%
     Fortum OYJ                                                 6,900          39,796
     Instrumentarium Corp.                                      1,071          27,025
     Kone Corp. "B"                                             1,058          31,346
     Metso Corp.                                                2,294          29,679
     Nokia OYJ                                                 71,748       1,050,118
     Outokumpu OYJ                                              1,962          23,640
     Sampo OYJ "A"                                              5,017          39,143
     Sonera Group OYJ                                   1       9,426          35,840
     Stora Enso OYJ "R"                                        10,310         144,484
     TietoEnator OYJ                                            1,471          36,319
     UPM-Kymmene OYJ                                            3,728         146,755
     Uponor OYJ                                                 1,725          35,776
                                                                           ----------
                                                                            1,639,921
                                                                           ----------


   FRANCE--9.23%
     Accor SA                                                   3,082         125,008
     Air Liquide SA                                             1,348         207,413
     Air Liquide SA Rights                              1       1,348          25,927
     Alcatel SA "A"                                            17,565         122,124
     Alstom                                             1       4,728          50,009
     Altran Technologies SA                                     1,035          30,154

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)



     Security                                                                Shares           Value
    ----------                                                              ---------      -----------
     Autoroutes du Sud de la France                                     1       1,000      $   27,159
     Aventis SA                                                                10,214         723,764
     AXA AG                                                                    20,779         380,054
     BIC SA                                                                       943          37,718
     BNP Paribas SA                                                            12,089         668,587
     Bouygues SA                                                                2,745          76,693
     Cap Gemini SA                                                              1,654          65,748
     Carrefour Supermarche SA                                                   8,075         437,021
     Castorama Dubois Investissement SA                                         1,122          72,025
     Compagnie de Saint-Gobain SA                                               4,736         212,581
     Compagnie Generale des Etablissements Michelin "B"                         2,102          85,175
     Dassault Systemes SA                                                         842          38,459
     Essilor International SA                                                   1,801          73,227
     Etablissements Economiques du Casino Guichard-Perrachon SA                   544          46,069
     European Aeronautic Defence and Space Co.                                  4,330          66,582
     France Telecom SA                                                          6,121          57,005
     Groupe Danone                                                              1,915         263,261
     Lafarge SA                                                                 1,958         195,305
     Lagardere S.C.A.                                                           2,082          90,143
     L'Oreal SA                                                                 5,068         395,406
     LVMH SA                                                                    3,334         167,925
     Pechiney SA "A"                                                            1,248          57,004
     Pernod Ricard                                                                796          77,984
     Pinault-Printemps-Redoute SA                                               1,062         125,964
     PSA Peugeot Citroen                                                        2,544         132,029
     Publicis Groupe                                                            1,884          52,005
     Renault SA                                                                 2,408         112,605
     Sagem SA                                                                     316          21,221
     Sanofi-Synthelabo SA                                                       6,079         369,821
     Schneider SA                                                               3,103         166,863
     Societe Generale "A"                                                       4,570         301,038
     Societe Television Francaise                                       1       2,066          55,314
     Sodexho Alliance SA                                                        1,659          62,916
     STMicroelectronics NV                                                      8,977         223,858
     Suez SA                                                                   12,448         331,927
     Technip SA                                                                   415          43,690
     Thales/Ex Thomson CSF                                                      1,206          51,215
     Thomson Multimedia SA                                              1       2,470          58,423
     TotalFinaElf SA                                                            9,791       1,589,674
     Union du Credit Bail Immobilier                                              846          52,219
     Valeo SA                                                                   1,268          52,721
     Vinci SA                                                                   1,028          69,697
     Vivendi Universal SA                                                      13,998         302,477
                                                                                            ---------
                                                                                            9,051,207
                                                                                            ---------


   GERMANY--6.70%
     Adidas AG                                                                    700          57,518
     Allianz AG                                                                 2,792         563,744
     Altana AG                                                                  1,162          63,048
     BASF AG                                                                    8,342         388,446
     Bayer AG                                                                  10,589         339,351
     Bayerische Hypo-und Vereinsbank AG                                         5,346         174,230
     Beiersdorf AG                                                                587          71,305
     Continental AG                                                     1       2,043          36,318
     DaimlerChrysler AG                                                        13,328         646,815
     Deutsche Bank AG                                                           8,609         598,555
     Deutsche Boerse AG                                                         1,131          48,141
     Deutsche Lufthansa AG                                              1       3,321          47,229
     Deutsche Post AG                                                           6,154          79,556
     Deutsche Telekom AG                                                       32,001         300,240
     E.On AG                                                                    8,957         519,697
     Epcos AG                                                           1         900          29,420
     Fresenius Medical Care AG                                                    705          31,506
     Gehe AG                                                                      722          30,162
     Heidelberger Zement AG                                                       647          31,821
     Infineon Technologies AG                                           1       5,374          84,811
     Karstadtquelle AG                                                            926          23,412
     Linde AG                                                                   1,524          76,113
     MAN AG                                                                     1,448          30,560
     Marschollek, Lautenschlaeger and Partner AG                                  874          27,276
     Merck KGaA                                                                 1,426          38,588
     Metro AG                                                                   2,428          74,694
     Muenchener Rueckversicherungs-Gesellschaft AG                              1,502         356,009
     Preussag AG                                                                2,530          61,616
     RWE AG                                                                     5,742         227,398
     SAP AG                                                                     3,167         310,426
     Schering AG                                                                2,840         178,888
     Siemens AG                                                                12,385         743,423
     Thyssen Krupp AG                                                           5,536          83,650
     Volkswagen AG                                                              3,565         171,814
     WCM Beteiligungs & Grundbesi AG                                    1       3,148          20,208
                                                                                            ---------
                                                                                            6,565,988
                                                                                            ---------


   GREECE--0.35%
     Coca-Cola Hellenic Bottling Co. SA                                         2,250          38,087
     Commercial Bank of Greece                                                  1,700          36,600
     Credit Bank/Greece                                                         4,130          59,142
     EFG Eurobank Ergasias                                                      3,600          50,486
     Hellenic Telecommunications Organization SA                                4,360          68,895
     National Bank of Greece SA                                                 4,215          89,665
                                                                                            ---------
                                                                                              342,875
                                                                                            ---------


   HONG KONG--1.54%
     Bank of East Asia Ltd.                                                    28,000          56,358
     Cathay Pacific Airways Ltd.                                               18,000          27,578
     Cheung Kong (Holdings) Ltd.                                               22,000         183,335
     CLP Holdings Ltd.                                                         29,700         118,040
     Esprit Holdings Ltd.                                                      12,000          23,000
     Hang Seng Bank Ltd.                                                       12,000         128,462
     Henderson Land Development Co Ltd.                                        11,000          45,693
     Hong Kong & China Gas Co. Ltd.                                            59,672          79,179
     Hong Kong Exchanges & Clearning Ltd.                                      20,000          32,948
     Hongkong Electric Holdings Ltd.                                           21,000          78,481
     Hutchison Whampoa Ltd.                                                    32,700         244,204

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

    Security                                            Shares         Value
  ------------                                        ----------   ------------

  Johnson Electric Holdings Ltd.                        27,000     $   32,019
  Li & Fung Ltd.                                        28,000         37,694
  New World Development Co. Ltd.                        36,000         28,616
  Pacific Century CyberWorks Ltd.               1      150,591         35,524
  Shangri-La Asia Ltd.                                  30,000         24,999
  Sino Land Co. Ltd.                                    48,000         18,154
  Sun Hung Kai Properties Ltd.                          20,000        151,924
  Swire Pacific Ltd. "A"                                16,000         81,846
  Television Broadcasts Ltd.                             7,000         29,795
  Wharf Holdings Ltd.                                   21,000         49,539
                                                                   ----------
                                                                    1,507,388
                                                                   ----------

IRELAND--0.80%
  Allied Irish Banks PLC                                14,219        188,790
  Bank of Ireland                                       15,410        191,910
  CRH PLC                                                7,818        127,397
  Elan Corporation PLC                          1        5,605         32,059
  Irish Life & Permanent PLC                             5,332         76,244
  Kerry Group PLC "A"                                    3,985         58,948
  Ryanair Holdings PLC                          1        9,364         57,235
  Smurfit (Jefferson) Group PLC                         16,935         51,846
                                                                   ----------
                                                                      784,429
                                                                   ----------

ITALY--3.54%
  Alitalia SpA                                  1       45,858         29,757
  Alleanza Assicurazioni SpA                             7,501         72,005
  Arnoldo Mondadori Editore SpA                          3,573         23,678
  Assicurazioni Generali SpA                            15,466        366,580
  Autogrill SpA                                 1        2,636         30,641
  Autostrade SpA                                        14,223        117,850
  Banca di Roma SpA                                     14,494         26,982
  Banca Monte dei Paschi di Siena SpA                   13,241         43,023
  Banca Nazionale del Lavoro SpA                1       28,130         49,033
  Benetton Group SpA                                     1,637         19,142
  Bipop Carire SpA                              1       24,750         33,316
  Bulgari SpA                                            3,800         23,981
  Enel SpA                                              31,471        180,269
  ENI SpA                                               43,345        689,199
  Fiat SpA                                               4,995         62,699
  Gruppo Editoriale L'Espresso                           4,516         14,762
  IntesaBci SpA                                         55,864        170,480
  Italgas SpA                                            4,503         50,031
  Luxottica Group SpA                                    1,800         35,002
  Mediaset SpA                                          10,047         77,792
  Mediobanca Banca SpA                                   7,961         73,591
  Parmalat Finanziaria SpA                               8,021         24,795
  Pirelli SpA                                           20,490         21,855
  Riunione Adriatica di Sicurta SpA                      6,408         86,004
  Sanpaolo - IMI SpA                                    14,550        145,995
  Seat-Pagine Gialle SpA                        1       81,951         60,054
  Snam Rete Gas SpA                                     13,475         39,790
  Telecom Italia Mobile SpA                             57,604        236,090
  Telecom Italia SpA                                    29,057        154,101
  Telecom Italia SpA "A"                                35,663        279,298
  Tiscali SpA                                   1        3,079         18,701
  Unicredito Italiano SpA                               46,912        212,192
                                                                   ----------
                                                                    3,468,688
                                                                   ----------

JAPAN--21.31%
  Acom Co. Ltd.                                          1,200         81,996
  Advantest Corp.                                        1,100         68,463
  Aeon Co. Ltd.                                          3,700         98,782
  AIFUL Corporation                                        700         45,904
  Ajinomoto Co. Inc.                                     9,000         96,563
  Alps Electric Co. Ltd.                                 3,000         37,894
  Amada Co. Ltd.                                         5,000         24,236
  Asahi Breweries Ltd.                                   7,000         58,577
  Asahi Glass Co. Ltd.                                  13,000         83,188
  Asahi Kasei Corp.                                     21,000         69,907
  Bank of Fukuoka Ltd.                                  11,000         43,501
  Bank of Yokohama Ltd.                                 16,000         68,080
  Benesse Corporation                                    1,500         27,407
  Bridgestone Corp.                                      9,000        123,895
  Canon Inc.                                            13,000        491,323
  Casio Computer Co. Ltd.                                6,000         29,334
  Central Japan Railway Co.                                 15         91,357
  Chiba Bank Ltd. (The)                                 11,000         37,444
  Chubu Electric Power Co. Inc.                          8,900        156,304
  Chugai Pharmaceutical Co. Ltd.                         4,000         47,856
  Citizen Watch Co. Ltd.                                 5,000         33,664
  Credit Saison Co. Ltd.                                 2,200         52,219
  CSK Corp.                                              1,100         39,187
  Dai Nippon Printing Co. Ltd.                          10,000        132,738
  Daiichi Pharmaceutical Co. Ltd.                        4,000         73,085
  Daikin Industries Ltd.                                 3,000         54,939
  Dainippon Ink & Chemical Inc.                 1       14,000         30,019
  Daito Trust Construction Co. Ltd.                      1,600         29,968
  Daiwa Bank Holdings Inc.                      1       65,000         49,894
  Daiwa House Industry Co. Ltd.                          7,000         42,808
  Daiwa Securities Group Inc.                           18,000        116,687
  Denso Corp.                                            7,300        114,074
  East Japan Railway Co.                                    46        215,301
  Ebara Corporation                                      5,000         26,948
  Eisai Co. Ltd.                                         4,000        102,786
  Fanuc Ltd.                                             1,700         85,383
  Fast Retailing Co. Ltd.                                1,000         21,692
  Fuji Photo Film Co. Ltd.                               7,000        226,014
  Fuji Soft ABC Inc.                                       800         32,238
  Fuji Television Network Inc.                               5         28,909
  Fujikura Ltd.                                          7,000         25,521
  Fujisawa Pharmaceutical Co. Ltd.                       4,000         95,778
  Fujitsu Ltd.                                          25,000        174,370
  Furukawa Electric Co. Ltd.                             8,000         30,636
  Gunma Bank Ltd.                                       10,000         46,221
  Heavy Industries Co. Ltd.                             19,000         28,692
  Hirose Electric Co. Ltd.                                 600         52,311
  Hitachi Ltd.                                          43,000        278,034
  Honda Motor Co. Ltd.                                   9,700        393,309
  Hoya Corp.                                             1,700        123,678

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)

    Security                                        Shares         Value
  ------------                                    ----------    ------------

  Isetan Co. Ltd.                                    3,000      $   30,285
  Itochu Corp.                                      19,000          66,578
  Ito-Yokado Co. Ltd.                                6,000         300,350
  Japan Airlines Co. Ltd.                     1     11,000          31,020
  Japan Energy Corp.                                18,000          27,331
  Japan Tobacco Inc.                                    13          87,202
  JGC Corp.                                          4,000          28,366
  Joyo Bank Ltd.                                    16,000          43,251
  Kajima Corp.                                      14,000          39,712
  Kaneka Corp.                                       4,000          27,866
  Kansai Electric Power Co. Inc.                    10,400         164,425
  Kao Corp.                                          9,000         207,242
  Kawasaki Heavy Industries Ltd.              1     24,000          30,636
  Kawasaki Steel Corp.                        1     40,000          52,060
  Keihin Electric Express Railway Co. Ltd.           9,000          40,697
  Keio Electric Railway Co. Ltd.                     9,000          45,052
  Keyence Corp.                                        500         105,915
  Kinden Corp.                                       5,000          23,777
  Kinki Nippon Railway Co. Ltd.               1     27,000          88,077
  Kirin Brewery Co. Ltd.                            12,000          84,098
  Komatsu Ltd.                                      15,000          53,688
  Konami Company Ltd.                                1,700          35,671
  Konica Corp.                                       5,000          32,329
  Kubota Corp.                                      17,000          51,768
  Kuraray Co. Ltd.                                   8,000          52,394
  Kurita Water Industries Ltd.                       2,000          24,612
  Kyocera Corp.                                      2,500         182,504
  Kyowa Hakko Kogyo Co. Ltd.                         7,000          37,961
  Kyushu Electric Power Co. Inc.                     5,800          85,940
  Lawson Inc.                                        1,000          30,619
  Mabuchi Motor Co. Ltd.                               500          49,266
  Marubeni Corp.                              1     27,000          27,707
  Marui Co. Ltd.                                     6,000          76,039
  Matsushita Communication Industrial
    Co. Ltd.                                         1,400          53,963
  Matsushita Electric Industrial Co. Ltd.           30,000         409,227
  Matsushita Electric Works Ltd.                     6,000          43,050
  Meiji Seika Inc.                                   6,000          21,475
  Millea Holdings Inc.                        1         21         172,401
  Minebea Co. Ltd.                                   7,000          41,114
  Mitsubishi Chemical Corp.                   1     27,000          62,848
  Mitsubishi Corp.                                  16,000         115,734
  Mitsubishi Electric Corp.                   1     26,000         116,704
  Mitsubishi Estate Co. Ltd.                        14,000         114,467
  Mitsubishi Heavy Industries Ltd.                  45,000         136,282
  Mitsubishi Materials Corp.                  1     18,000          35,741
  Mitsubishi Rayon Co.                              11,000          34,763
  Mitsubishi Tokyo Financial Group Inc.                 52         351,891
  Mitsui & Co. Ltd.                                 19,000         127,131
  Mitsui Chemicals Inc.                              8,000          39,980
  Mitsui Engineering & Shipbuilding Co.
    Ltd.                                      1     17,000          21,276
  Mitsui Fudosan Co. Ltd.                           11,000          97,281
  Mitsui Mining & Smelting Co. Ltd.                 11,000          32,764
  Mitsui Sumitomo Insurance Co. Ltd.                20,000         107,626
  Mitsui Trust Holdings Inc.                        11,000          22,851
  Mitsukoshi Ltd.                                    8,000          23,761
  Mizuho Holdings Inc.                                  87         193,075
  Murata Manufacturing Co. Ltd.                      3,600         231,270
  NEC Corp.                                         22,000         153,078
  NGK Insulators Ltd.                                6,000          47,506
  NGK Spark Plug Co. Ltd.                            3,000          22,751
  Nidec Corp.                                          600          43,501
  Nikko Cordial Corp.                               20,000         100,952
  Nikon Corp.                                        5,000          55,356
  Nintendo Co. Ltd.                                  1,500         220,883
  Nippon COMSYS Corp.                                3,000          16,619
  Nippon Express Co. Ltd.                           14,000          74,169
  Nippon Meat Packers Inc.                           3,000          37,594
  Nippon Mitsubishi Oil Corp.                       23,000         118,972
  Nippon Sheet Glass Co. Ltd.                        6,000          20,273
  Nippon Steel Corp.                                81,000         126,376
  Nippon Telegraph & Telephone Corp.                    80         329,051
  Nippon Unipac Holding                                 13          80,477
  Nippon Yusen Kabushiki Kaisha                     18,000          62,023
  Nissan Motor Co. Ltd.                             35,000         242,365
  Nisshin Seifun Group Inc.                          3,000          21,475
  Nissin Food Products Co. Ltd.                      1,800          35,742
  Nitto Denko Corp.                                  2,100          68,855
  NKK Corp.                                  1      48,000          46,454
  Nomura Holdings Inc.                              27,000         396,463
  NSK Ltd.                                           8,000          33,238
  NTT Data Corp.                                        20          80,093
  NTT DoCoMo Inc.                                      270         664,525
  Obayashi Corp.                                    10,000          28,366
  Oji Paper Co. Ltd.                                13,000          74,295
  Olympus Optical Co. Ltd.                           4,000          55,865
  Omron Corp.                                        4,000          57,901
  Onward Kashiyama Co. Ltd.                          3,000          29,434
  Oracle Corp. Japan                                   500          21,317
  Oriental Land Co. Ltd.                               800          57,200
  ORIX Corp.                                         1,200          96,813
  Osaka Gas Co. Ltd.                                33,000          78,467
  Pioneer Corp.                                      2,600          46,529
  Promise Co. Ltd.                                   1,400          70,549
  Ricoh Co. Ltd.                                    10,000         173,119
  Rohm Co. Ltd.                                      1,700         253,738
  Sankyo Co. Ltd.                                    6,000          81,595
  Sanyo Electric Co. Ltd.                           24,000         104,722
  Secom Co. Ltd.                                     3,000         147,172
  Sega Enterprises Ltd.                      1       1,600          38,445
  Sekisui Chemical Co. Ltd.                          9,000          30,786
  Sekisui House Ltd.                                 8,000          58,802
  Seven-Eleven Japan Co. Ltd.                        6,000         236,276
  77 Bank Ltd. (The)                                 9,000          35,441
  Sharp Corp.                                       14,000         177,773
  Shimamura Co. Ltd.                                   400          30,702
  Shimano Inc.                                       1,900          25,775
  Shimizu Corp.                                     10,000          32,955
  Shin-Etsu Chemical Co. Ltd.                        5,500         236,317
  Shionogi & Co. Ltd.                                5,000          63,783

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                  (Unaudited)


     Security                                                Shares          Value
    ----------                                              ---------      ----------
   Shiseido Co. Ltd.                                            6,000      $   79,993
   Shizuoka Bank Ltd.                                          10,000          60,738
   Showa Denko K.K.                                     1      17,000          27,657
   Showa Shell Sekiyu K.K.                                      4,000          23,260
   Skylark Co.                                                  2,000          46,721
   SMC Corp.                                                      800          94,577
   Softbank Corp.                                               3,000          41,649
   Sony Corp.                                                  13,500         712,957
   Sumitomo Chemical Co. Ltd.                                  18,000          81,846
   Sumitomo Corp.                                              12,000          72,685
   Sumitomo Electric Industries Ltd.                           10,000          69,331
   Sumitomo Metal Industries Ltd.                       1      55,000          24,321
   Sumitomo Metal Mining Co. Ltd.                               9,000          40,697
   Sumitomo Mitsui Banking Corp.                               57,000         278,200
   Sumitomo Realty & Development Co. Ltd.                       6,000          36,392
   Sumitomo Trust & Banking Co. Ltd. (The)                     14,000          67,278
   Taiheiyo Cement Corp.                                       16,000          29,768
   Taisei Corp.                                                13,000          29,935
   Taisho Pharmaceutical Co. Ltd.                               3,000          46,204
   Taiyo Yuden Co. Ltd.                                         2,000          32,705
   Takara Shuzo Co. Ltd.                                        4,000          27,332
   Takashimaya Co. Ltd.                                         6,000          34,941
   Takeda Chemical Industries Ltd.                             12,000         526,614
   Takefuji Corp.                                               1,190          82,702
   TDK Corp.                                                    1,800          84,999
   Teijin Ltd.                                                 13,000          44,252
   Terumo Corp.                                                 3,100          41,433
   THK Co. Ltd.                                                 1,600          30,769
   Tobu Railway Co. Ltd.                                       18,000          50,308
   Toho Co. Ltd.                                                3,000          34,390
   Tohoku Electric Power Co. Inc.                               7,700         107,926
   Tokyo Broadcasting System                                    1,000          22,401
   Tokyo Electric Power Co. Inc. (The)                         17,300         355,787
   Tokyo Electron Ltd.                                          2,300         149,867
   Tokyo Gas Co. Ltd.                                          40,000         111,128
   Tokyu Corp.                                                 16,000          61,939
   TonenGeneral Sekiyu K.K.                                     6,000          42,550
   Toppan Printing Co. Ltd.                                    10,000         103,955
   Toray Industries Inc.                                       20,000          53,562
   Toshiba Corp.                                        1      42,000         170,999
   Tosoh Corporation                                           11,000          35,333
   Tostem Corp.                                                 4,000          68,246
   Toto Ltd.                                                    8,000          37,377
   Toyo Information Systems                                       700          19,915
   Toyo Seikan Kaisha Ltd.                                      3,000          39,446
   Toyota Industries Corporation                                2,000          32,488
   Toyota Motor Corp.                                          36,100         957,769
   Trend Micro Inc.                                     1       1,500          41,924
   Ube Industries Ltd.                                  1      17,000          26,523
   UFJ Holdings Inc.                                               49         118,555
   Uni-Charm Corp.                                              1,000          37,544
   Uny Co. Ltd.                                                 3,000          33,990
   Wacoal Corp.                                                 3,000          24,854
   West Japan Railway Company                                      16          64,609
   World Co. Ltd.                                                 700          20,733
   Yakult Honsha Co. Ltd.                                       3,000      $   34,215
   Yamada Denki Co. Ltd.                                          400          35,041
   Yamaha Corp.                                                 3,000          29,184
   Yamanouchi Pharmaceutical Co. Ltd.                           5,000         129,735
   Yamato Transport Co. Ltd.                                    6,000         109,378
   Yasuda Fire & Marine Insurance Co.
      Ltd. (The)                                               11,000          67,362
   Yokogawa Electric Corp.                                      5,000          38,796
                                                                           ----------
                                                                           20,890,940
                                                                           ----------


   LUXEMBOURG--0.07%
     Arcelor                                            1       5,120          72,662
                                                                           ----------
                                                                               72,662
                                                                           ----------


   NETHERLANDS--5.89%
     ABN AMRO Holding NV                                       21,240         385,759
     Aegon NV                                                  14,134         294,667
     Akzo Nobel NV                                              4,527         197,120
     ASM Lithography Holding NV                         1       6,898         109,204
     Burhmann NV                                                1,897          17,498
     Elsevier NV                                               10,456         142,503
     Getronics NV                                       1      13,110          24,989
     Hagemeyer NV                                               2,174          30,058
     Heineken NV                                                3,105         136,275
     IHC Caland NV                                                538          32,172
     ING Groep NV                                              25,641         658,397
     Koninklijke Ahold NV                                      10,153         213,576
     Koninklijke Numico NV                                      2,485          55,734
     Koninklijke (Royal) KPN NV                         1      26,922         126,027
     Philips Electronics NV                                    20,446         570,838
     QIAGEN NV                                          1       2,562          30,312
     Royal Dutch Petroleum Co.                                 32,870       1,830,872
     TNT Post Group NV                                          5,722         129,239
     Unilever NV - CVA                                          8,785         575,221
     Vedior NV                                                  2,340          32,354
     VNU NV                                                     3,522          97,880
     Wolters Kluwer NV-CVA                                      4,421          83,918
                                                                           ----------
                                                                            5,774,613
                                                                           ----------


   NEW ZEALAND--0.11%
     Carter Holt Harvey Ltd.                                   22,340          21,484
     Contact Energy Ltd.                                       12,981          25,156
     Telecom Corp. of New Zealand Ltd.                         24,159          57,849
                                                                           ----------
                                                                              104,489
                                                                           ----------


   NORWAY--0.47%
     DNB Holding ASA                                            8,741          47,640
     Norsk Hydro ASA                                            2,634         125,658
     Norske Skogindustrier ASA                                  2,197          40,987
     Orkla ASA                                                  3,495          67,531
     Statoil ASA                                                7,496          66,926
     Storebrand ASA                                     1       4,981          30,135
     Tandberg ASA                                       1       2,262          26,676
     Telenor ASA                                                8,100          28,711

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)


     Security                                                Shares           Value
    ----------                                              ---------      -----------
     Tomra Systems ASA                                          3,804      $   29,908
                                                                           ----------
                                                                              464,172
                                                                           ----------
   PORTUGAL--0.35%
     Banco Comercial Portugues SA "R"                          23,396          81,102
     Banco Espirito Santo e Comercial
        de Lisboa SA                                            2,141          24,422
     BPI-SPGS SA-Registered                                     8,363          20,318
     Brisa-Auto Estradas de Portugal SA                         7,538          42,434
     Cimentos de Portugal SA                                      793          15,397
     Electricidade de Portugal SA                              26,413          51,128
     Portugal Telecom SA                                       12,935          91,338
     Sonae SGPS SA                                       1     26,102          14,693
                                                                           ----------
                                                                              340,832
                                                                           ----------


   SINGAPORE--0.78%
     Capitaland Ltd.                                           32,000          27,712
     Chartered Semiconductor
        Manufacturing Ltd.                               1     10,000          20,376
     City Developments Ltd.                                    11,000          35,489
     DBS Group Holdings Ltd.                                   17,652         123,891
     Fraser & Neave Ltd.                                        8,400          37,408
     Oversea-Chinese Banking Corp
        Ltd.-Ordinary Shares                                   17,350         114,897
     Singapore Airlines Ltd.                                    8,000          58,412
     Singapore Press Holdings Ltd.                              6,000          67,582
     Singapore Technologies                                    32,000          34,957
     Engineering Ltd.
     Singapore Telecommunications Ltd.                         94,000          72,888
     United Overseas Bank Ltd.                                 19,392         139,396
     Venture Manufacturing Ltd.                                 4,000          31,923
                                                                           ----------
                                                                              764,931
                                                                           ----------

   SPAIN--2.91%
     Acerinox SA                                                1,044          43,768
     ACS Actividades de Construccion y
        Servicios SA                                              869          27,978
     Altadis SA                                                 4,952         102,213
     Autopistas Concesionaria Espanola SA                       3,446          38,287
     Banco Bilbao Vizcaya SA                                   47,585         538,091
     Banco Santander Central Hispano SA                        66,128         525,076
     Endesa SA                                                 14,857         215,835
     Fomento de Construcciones y
        Contratas SA                                            1,111          27,101
     Gas Natural SDG SA                                         3,991          76,859
     Grupo Dragados SA                                          2,879          51,321
     Iberdrola SA                                              12,696         184,943
     Inditex                                             1      3,432          72,466
     Repsol YPF SA                                             15,763         185,876
     Sociedad General de Aguas
        de Barcelona SA                                         2,400          28,253
     Telefonica SA                                       1     70,329         590,384
     Terra Networks SA                                   1      6,752          38,343
     Union Electrica Fenosa SA                                  4,548          83,544
     Zeltia SA Rights                                    1      2,783          22,125
                                                                           ----------
                                                                            2,852,463
                                                                           ----------


   SWEDEN--1.79%
     ASSA Abloy AB "B"                                          5,141          72,440
     Atlas Copco AB "A"                                         2,002          47,924
     Drott AB "B"                                               2,450          28,258
     Electrolux AB "B"                                          5,243         105,825
     Gambro AB "A"                                              3,797          24,995
     Hennes & Mauritz AB "B"                                    7,479         149,736
     Modern Times Group MTG AB "B"                       1      1,153          15,306
     Nordea AB                                                 34,519         187,797
     OM Gruppen AB                                              1,800          13,514
     Sandvik AB                                                 3,683          91,970
     Securitas AB "B"                                           4,909         100,953
     Skandia Forsakrings AB                                    14,766          67,159
     Skandinaviska Enskilda Banken (SEB) "A"                    8,269          86,825
     Skanska AB "B"                                             6,817          47,101
     Svenska Cellulosa AB "B"                                   2,935         104,428
     Svenska Handelsbanken AB "A"                               8,943         136,717
     Swedish Match AB                                           8,014          66,272
     Tele2 AB "B"                                        1      1,708          31,408
     Telefonakfiebolaget Ericsson AB "B"                 1    116,945         176,868
     Telia AB                                                  15,447          43,028
     Trelleborg AB "B"                                          2,686          26,450
     Volvo AB "A"                                               1,873          37,805
     Volvo AB "B"                                               3,521          72,983
     WM-Data AB "B"                                             7,655          14,493
                                                                           ----------
                                                                            1,750,255
                                                                           ----------


   SWITZERLAND--7.87%
     ABB Ltd.                                            1     14,506         129,148
     Adecco SA                                                  1,951         115,887
     Ciba Specialty Chemicals AG                                1,113          89,182
     Clariant AG-Registered                                     2,410          57,325
     Compagnie Financiere Richemont AG                          8,549         194,445
     Credit Suisse Group                                 1     15,699         498,423
     Givaudan SA                                                  139          56,039
     Holcim Ltd. "B"                                              453         103,947
     Kudelski SA-Bearer                                  1        577          20,219
     Logitech Intenational SA                            1        750          34,873
     Lonza Group AG-Registered                                    903          69,777
     Nestle SA                                                  6,060       1,412,948
     Novartis AG                                               42,070       1,850,146
     Roche Holding AG-Bearer                                      761          86,672
     Roche Holding AG-Genusschein                              10,793         815,866
     Serono SA                                                    112          73,826
     SGS Societe Generale de Surveillance
        Holding SA                                                120          38,300
     Swatch Group (The) AG                                      1,482          28,032
     Swatch Group (The) AG "B"                                    594          52,884
     Swiss Re                                                   4,405         430,658
     Swisscom AG                                                  424         123,361
     Syngenta AG                                                1,802         108,308
     Synthes-Stratec Inc.                                          78          47,694

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

       Security                                     Shares        Value
     ------------                                   ------    ------------
     UBS AG - Registered                     1      19,535     $   982,493
     Unaxis Holding AG "R"                             230          27,200
     Zurich Financial Services AG                    1,317         265,922
                                                              ------------
                                                                 7,713,575
                                                              ------------

  UNITED KINGDOM--25.93%
     Airtours PLC                                   10,742          25,174
     AMEC PLC                                        4,318          27,545
     AMVESCAP PLC                                   10,098          82,269
     Arm Holdings PLC                        1      16,811          37,411
     Associated British Ports Holdings PLC           5,494          37,684
     AstraZeneca PLC                                26,837       1,111,017
     AWG PLC                                 1       5,706          47,836
     BAA PLC                                        16,711         152,576
     BAE Systems PLC                                46,132         235,559
     Balfour Beatty PLC                              7,911          28,216
     Barclays PLC                                  101,830         856,787
     Barratt Developments PLC                        4,556          29,167
     Bass PLC                                       13,223         134,334
     BBA Group PLC                                   8,492          35,660
     Berkeley Group (The) PLC                        2,351          26,339
     BG Group PLC                                   55,061         239,609
     BHP Billiton PLC                               33,841         184,406
     BOC Group PLC                                   7,505         116,568
     Boots Co. PLC                                  13,974         138,556
     BP PLC                                        344,785       2,895,711
     BPB Industries PLC                              7,813          41,682
     Brambles Industries PLC                        11,574          57,909
     British Airways PLC                     1       9,883          28,057
     British American Tobacco PLC                   25,228         271,100
     British Land Co. PLC                            8,357          70,952
     British Sky Broadcasting Group PLC      1      17,657         169,287
     BT Group PLC                            1     134,005         514,727
     BTG PLC                                 1       3,130          16,221
     Bunzl PLC                                       7,730          61,151
     Cable & Wireless PLC                           34,979          89,172
     Cadbury Schweppes PLC                          30,614         229,351
     Canary Wharf Finance PLC                1       8,565          58,096
     Capita Group PLC                               11,482          54,605
     Carlton Communications PLC                     11,690          37,419
     Celltech Group PLC                      1       4,521          35,834
     Centrica PLC                                   63,208         195,578
     CGNU PLC                                       33,255         267,384
     Chubb PLC                                      15,278          36,678
     CMG PLC                                        13,451          20,708
     Compass Group PLC                              33,586         203,749
     Corus Group PLC                         1      50,808          65,055
     Daily Mail and General Trust PLC "A"            5,187          49,573
     De La Rue PLC                                   3,012          23,220
     Diageo PLC                                     50,347         653,836
     Dixons Group PLC                               30,994          90,351
     Electrocomponents PLC                           7,289          40,830
     EMI Group PLC                                  13,920          52,832
     Exel PLC                                        4,881          62,160
     FKI PLC                                        11,736          28,041
     George Wimpey PLC                               6,840          27,941
     GKN PLC                                        12,002          56,300
     GlaxoSmithKline PLC                            93,879       2,029,091
     Granada Compass PLC                            45,433          77,213
     Great Universal Stores PLC                     15,842         145,487
     Hammerson PLC                                   5,164          43,589
     Hanson PLC                                     11,831          84,486
     Hays PLC                                       26,857          63,041
     HBOS PLC                                       56,457         610,989
     Hilton Group PLC                               25,162          87,541
     HSBC Holdings PLC                             142,590       1,639,856
     IMI PLC                                         7,298          36,125
     Imperial Chemical Industries PLC               18,819          91,506
     Imperial Tobacco Group PLC                     11,218         182,447
     International Power PLC                  1     18,789          48,113
     Invensys PLC                                   55,332          75,063
     J Sainsbury PLC                                23,509         127,567
     Johnson Matthey PLC                             3,841          58,781
     Kelda Group PLC                                 7,483          48,704
     Kidde PLC                                1     16,008          20,985
     Kingfisher PLC                                 20,439          98,524
     Land Securities PLC                             8,042         105,787
     Lattice Group PLC                              53,502         139,453
     Legal & General Group PLC                      75,949         151,366
     Lloyds TSB Group PLC                           83,915         835,240
     Logica PLC                                      8,212          25,034
     Man Group PLC                                   4,439          69,691
     Marconi PLC                                   107,668           6,482
     Marks & Spencer Group PLC                      35,465         201,498
     Misys PLC                                      10,969          40,461
     National Grid Group PLC                        26,246         186,425
     Next PLC                                        5,395          76,641
     Novar PLC                                      11,476          24,401
     Nycomed Amersham PLC "A"                       11,164          98,698
     P&O Princess Cruises PLC                       11,447          72,409
     Pearson PLC                                    12,312         122,451
     Peninsular & Oriental Steam
       Navigation Co. PLC                           12,332          45,300
     Pilkington PLC                                 20,386          28,820
     Provident Financial PLC                         3,885          40,919
     Prudential Corp. PLC                           29,663         271,283
     Railtrack Group PLC                      2      7,258          22,126
     Rank Group PLC                                 11,036          44,998
     Reckitt Benckiser PLC                           8,278         148,511
     Reed International PLC                         19,476         185,094
     Rentokil Initial PLC                           30,794         125,322
     Reuters Group PLC                              22,139         117,434
     Rexam PLC                                       7,482          48,469
     Rio Tinto PLC                                  16,605         304,481
     RMC Group PLC                                   4,624          46,271
     Rolls Royce PLC                                22,639          55,902
     Royal Bank of Scotland Group PLC               41,559       1,178,243
     Royal Sun Alliance Industries
       Group PLC                                    22,266          81,792
     Safeway PLC                                    17,403          74,739
     Sage Group PLC                                 20,461          52,863

                      INTERNATIONAL INDEX MASTER PORTFOLIO
                             Schedule of Investments
                                  June 30, 2002
                                   (Unaudited)

       Security                                     Shares        Value
     ------------                                 ---------    ------------
     Schroders PLC                                    2,680    $     23,918
     Scottish & Southern Energy PLC                  13,085         129,442
     Scottish Newcastle Breweries PLC                11,369         105,361
     Scottish Power PLC                              27,862         149,808
     Serco Group PLC                                  9,643          29,538
     Severn Trent PLC                                 6,011          66,243
     Shell Transport & Trading Co. PLC              149,074       1,124,763
     Signet Group PLC                                30,914          44,646
     Slough Estates PLC                               7,368          40,777
     Smith & Nephew PLC                              14,952          82,958
     Smiths Group PLC                                 8,843         114,840
     Spirent PLC                                     14,878          19,617
     SSL International PLC                            4,550          24,803
     Stagecoach Holdings PLC                         22,950          21,952
     Tate & Lyle PLC                                  7,802          41,741
     Taylor Woodrow PLC                              10,062          27,607
     Tesco PLC                                      105,233         382,554
     3i Group PLC                                     9,474          98,847
     Unilever PLC                                    41,887         381,800
     United Business Media PLC                        6,060          40,181
     United Utilities PLC                             8,811          82,059
     Vodafone Group PLC                           1,052,069       1,443,228
     Whitebread PLC                                   5,511          51,451
     Wolseley PLC                                     9,005          91,277
     WPP Group PLC                                   17,912         151,254
                                                               ------------
                                                                 25,420,600
                                                               ------------

   UNITED STATES--1.25%
     iShares MSCI EAFE Index Fund             3      10,328       1,224,384
                                                               ------------
                                                                  1,224,384
                                                               ------------
   TOTAL COMMON STOCKS
     (Cost:$115,857,609)                                         96,457,549
                                                               ------------

   PREFERRED STOCKS--0.40%
   AUSTRALIA--0.14%
     News Corp. Ltd.                                 30,583         140,431
                                                               ------------
                                                                    140,431
                                                               ------------

   GERMANY--0.23%
     Henkel KGaA                                      1,015          70,871
     Hugo Boss AG                                       843          15,610
     Porsche AG                                         136          64,806
     Prosieben Satellite Media AG             1       1,594          16,167
     Volkswagen AG                                    1,739          56,504
                                                               ------------
                                                                    223,958
                                                               ------------

   ITALY--0.03%
     IntesaBci SpA - RNC                             14,106    $     31,205
                                                               ------------
                                                                     31,205
                                                               ------------

   TOTAL PREFERRED STOCKS
     (Cost:$522,324)                                                395,594
                                                               ------------

   SHORT TERM INSTRUMENTS--5.68%
     Barclays Global Investors Funds
       Institutional Money Market Fund,
       Institutional Shares                       4,460,215       4,460,215
     Dreyfus Money Market Fund                      172,080         172,080
     Goldman Sachs Financial Square Prime
       Obligation Fund                              169,832         169,832
     Providian Temp Cash Money Market Fund          760,399         760,399
                                                               ------------

   TOTAL SHORT TERM INSTRUMENTS
     (Cost:$5,562,526)                                            5,562,526
                                                               ------------

   TOTAL INVESTMENTS IN SECURITIES-- 104.48%
     (Cost $121,942,459)                                        102,415,669
                                                               ------------
   Other Assets, Less Liabilities-- (4.48%)                      (4,389,025)
                                                               ------------
   NET ASSETS-- 100.00%                                        $ 98,026,644
                                                               ============

1 Non-income earning securities.

2 Security valued at fair value in accordance with procedures approved by the Board of Trustees.

3 Non-controlled affiliated issuer. See Note 2.

The accompanying notes are an integral part of these financial statements.

                           MASTER INVESTMENT PORTFOLIO
                      STATEMENTS OF ASSETS AND LIABILITIES
                                  June 30, 2002
                                   (Unaudited)

                                                               S&P 500 Index         Russell 2000 Index      International Index
                                                              Master Portfolio        Master Portfolio         Master Portfolio
                                                            --------------------   ----------------------  -----------------------
ASSETS

   Investments at cost
        Unaffiliated issuers                                  $  2,935,977,183          $   83,432,096          $ 120,843,798
                                                              ----------------          --------------          -------------
   Non-controlled affiliated issuers                          $             --          $           --          $   1,198,661
                                                              ----------------          --------------          -------------
   Foreign currency, at cost                                  $             --          $           --          $     225,214
                                                              ----------------          --------------          -------------
   Investments in securities, at value (including
     securities on loan(1)) (Note 1)
        Unaffiliated issuers                                  $  2,648,007,201          $   83,863,829          $ 101,191,285
        Non-controlled affiliated issuers                                                                           1,224,384
   Cash pledged for margin requirements (Note 1)                            --                      --                 58,208
   Foreign currency, at value                                               --                      --                230,932
   Receivables:
        Investment securities sold                                          --                  15,420                     --
        Due from investment advisor (Note 2)                                --                      --                 20,295
        Dividends and interest                                       3,732,669                  98,618                357,255
        Due from broker - variation margin                                  --                  34,800                 58,727
   Unrealized gain on forward currency exchange
     contracts                                                              --                      --                172,086
                                                              ----------------          --------------          -------------
     Total Assets                                                2,651,739,870              84,012,667            103,313,172
                                                              ----------------          --------------          -------------
LIABILITIES

   Payables:
        Investment securities purchased                                     --                  11,461                 28,313
        Due to broker - variation margin                                48,660                      --                     --
        Collateral for securities loaned (Note 4)                   47,458,401               6,639,244              5,126,307
        Due to bank                                                        302                      --                     --
        Advisory fees (Note 2)                                         248,821                  11,359                 19,390
        Administration fees (Note 2)                                        --                   2,840                 23,913
   Unrealized loss on forward currency exchange
     contracts                                                              --                      --                 88,605
                                                              ----------------          --------------          -------------
   Total Liabilities                                                47,756,184               6,664,904              5,286,528
                                                              ----------------          --------------          -------------
NET ASSETS                                                    $  2,603,983,686          $   77,347,763          $  98,026,644
                                                              ================          ==============          =============

1 Securities on loan with market values of $45,040,990, $6,262,053 and $4,839,150, respectively. See Note 4.

The accompanying notes are an integral part of these financial statements.

                           MASTER INVESTMENT PORTFOLIO
                            STATEMENTS OF OPERATIONS
                     For the Six Months Ended June 30, 2002
                                   (Unaudited)

                                                                      S&P 500 Index      Russell 2000 Index    International Index
                                                                     Master Portfolio     Master Portfolio      Master Portfolio
                                                                    ------------------  --------------------  ---------------------
NET INVESTMENT INCOME
     Dividends                                            1          $    19,886,094       $     455,979         $   1,235,395
     Interest                                                                780,355              35,716                 8,525
     Securities lending income                                                58,836              10,387                43,164
                                                                     ---------------       -------------         -------------
   Total investment income                                                20,725,285             502,082             1,287,084
                                                                     ---------------       -------------         -------------

EXPENSES (Note 2)
     Advisory fees                                                           699,680              28,805                69,918
     Administration fees                                                          --               7,201                46,612
                                                                     ---------------       -------------         -------------
   Total expenses                                                            699,680              36,006               116,530
                                                                     ---------------       -------------         -------------
   Net investment income                                                  20,025,605             466,076             1,170,554
                                                                     ---------------       -------------         -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized loss on sale of investments                            (67,846,000)         (2,176,072)           (4,795,602)
     Net realized loss on sale of futures contracts                      (11,308,276)           (251,150)             (274,871)
     Net realized gain on foreign currency transactions                           --                  --                63,933
     Net increase from payments by affiliates (Note 2)                            --                  --                20,295
     Net change in unrealized appreciation (depreciation)
        of investments                                                  (340,189,160)         (1,768,356)            2,193,650
     Net change in unrealized appreciation (depreciation)
        of futures contracts                                              (1,017,949)            (61,500)              (14,082)
     Net change in unrealized appreciation (depreciation)
        on translation of assets and liabilities in
        foreign currencies                                                        --                  --               108,739
                                                                     ---------------       -------------         -------------

   Net loss on investments                                              (420,361,385)         (4,257,078)           (2,697,938)
                                                                     ---------------       -------------         -------------

NET DECREASE IN NET ASSETS

   RESULTING FROM OPERATIONS                                         $  (400,335,780)      $  (3,791,002)        $  (1,527,384)
                                                                     ===============       =============         =============

1    Net of foreign withholding tax of $113,874, $98 and $176,530, respectively.

The accompanying notes are an integral part of these financial statements.

                           MASTER INVESTMENT PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  S&P 500 Index Master Portfolio
                                                                             ----------------------------------------
                                                                               For the Six
                                                                               Months Ended            For the
                                                                              June 30, 2002           Year Ended
                                                                               (Unaudited)         December 31, 2001
                                                                             ---------------       ------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income                                                   $   20,025,605        $     37,024,939
     Net realized gain (loss)                                                   (79,154,276)            (12,632,674)
     Net change in unrealized appreciation (depreciation)                      (341,207,109)           (404,143,934)
                                                                             --------------        ----------------
   Net increase (decrease) in net assets resulting from operations             (400,335,780)           (379,751,669)
                                                                             --------------        ----------------
Interestholder transactions:
     Contributions                                                              567,000,377             931,988,808
     Withdrawals                                                               (354,594,821)           (988,412,872)
                                                                             --------------        ----------------
   Net increase (decrease) in net assets resulting from interestholder
      transactions                                                              212,405,516             (56,424,064)
                                                                             --------------        ----------------
   Increase (decrease) in net assets                                           (187,930,264)           (436,175,733)

NET ASSETS:
   Beginning of period                                                        2,791,913,950           3,228,089,683
                                                                             --------------        ----------------
   End of period                                                             $2,603,983,686        $  2,791,913,950
                                                                             ==============        ================

The accompanying notes are an integral part of these financial statements.

           Russell 2000 Index Master Portfolio                   International Index Master Portfolio
     ---------------------------------------------          -------------------------------------------
      For the Six                                            For the Six
      Months Ended                   For the                 Months Ended                 For the
      June 30, 2002                Year Ended                June 30, 2001              Year Ended
      (Unaudited)               December 31, 2001             (Unaudited)            December 31, 2001
     ---------------           -------------------          ---------------         -------------------
     $     466,076               $      883,386              $   1,170,554             $    1,424,834
        (2,427,222)                   1,153,993                 (4,986,245)                (4,519,519)
        (1,829,856)                      43,015                  2,288,307                (20,462,098)
     -------------               --------------              -------------             --------------
        (3,791,002)                   2,080,394                 (1,527,384)               (23,556,783)
     -------------               --------------              -------------             --------------

        20,194,674                   22,766,923                 24,271,208                 27,264,274
        (4,544,035)                 (11,589,092)               (17,175,813)               (17,072,044)
     -------------               --------------              -------------             --------------
        15,650,639                   11,177,831                  7,095,395                 10,192,230
     -------------               --------------              -------------             --------------
        11,859,637                   13,258,225                  5,568,011                (13,364,553)


        65,488,126                   52,229,901                 92,458,633                105,823,186
     -------------               --------------              -------------             --------------
     $  77,347,763               $   65,488,126              $  98,026,644             $   92,458,633
     =============               ==============              =============             ==============

                           MASTER INVESTMENT PORTFOLIO
                        NOTES TO THE FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust. MIP currently consists of the following separate portfolios: Asset Allocation, Bond Index, Extended Index, International Index, LifePath Income, LifePath 2010, LifePath 2020, LifePath 2030, LifePath 2040, Money Market, Russell 2000 Index, S&P 500 Index and U.S. Equity Index Master Portfolios.

     These financial statements relate only to the S&P 500 Index, Russell 2000 Index and International Index Master Portfolios (each, a "Master Portfolio", collectively the "Master Portfolios").

     The following is a summary of significant accounting policies which are consistently followed by MIP in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

     The equity securities of each Master Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Mutual fund shares are valued at net asset value. Any securities, restricted securities or other assets for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotation, are valued in accordance with fair value pricing policies approved by MIP's Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

     Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method. The Master Portfolios amortize premiums and accrete discounts on debt securities purchased, using a constant yield to maturity method.

FOREIGN CURRENCY TRANSLATION

     The accounting records of the Master Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transactions.

     The Master Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Master Portfolios as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FEDERAL INCOME TAXES

     MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a partnership for federal income tax purposes. Provided that each Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gain (if any). However, each investor in a Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a partnership for federal income tax purposes, each Master Portfolio will be deemed to have "passed through" to interestholders any interest, dividends, gains or losses for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not with-in the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

FUTURES CONTRACTS

     The Master Portfolios may purchase futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Master Portfolios are required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Master Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Master Portfolios as unrealized gains or losses. When the contract is closed, the Master Portfolios record a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Master Portfolios are required to segregate cash, U.S. Government securities or high quality, liquid debt instruments in connection with futures transactions. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

     As of June 30, 2002, the open futures contracts outstanding were as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                                                       Net Unrealized
                                Number of       Futures         Expiration         Notional             Appreciation
Master Portfolio                Contracts        Index             Date          Contract Value        (Depreciation)
------------------------------------------------------------------------------------------------------------------------

S&P 500 Index Master Portfolio     66           S&P 500           09/19/02       $ 16,336,650           $ (748,425)

Russell 2000 Index Master
Portfolio                          24         Russell 2000        09/20/02       $  5,560,200           $  (39,350)

International Index Master
Portfolio                          11           Euro 50           09/20/02       $    342,962           $    3,962


                                   4            FTSE 100          09/20/02            283,694                 (286)


                                   10          Nikkei 300         09/12/02            168,113              (11,256)
                                                                                                        ----------
                                                                                                        $   (7,580)
------------------------------------------------------------------------------------------------------------------------

     The S&P 500 Index and Russell 2000 Index Master Portfolios have pledged to brokers U.S. Treasury Bills for initial margin requirements with face amounts of $2,500,000 and $500,000, respectively.

     The International Index Master Portfolio has pledged to a broker a cash balance in the amount of $58,208 for initial margin requirements.

REPURCHASE AGREEMENTS

     Each Master Portfolio may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to resell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as a loan by the Master Portfolio to the seller, collateralized by securities, which are delivered to the Master Portfolio's custodian, or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest. None of the Master Portfolios held repurchase agreements at June 30, 2002.

FORWARD CURRENCY EXCHANGE CONTRACTS

     A foreign currency or cross currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The International Index Master Portfolio may use foreign currency or cross currency exchange contracts to hedge certain foreign currency assets and liabilities. Contracts are recorded at market value and marked-to-market daily. The International Index Master Portfolio could be exposed to risk if the counterparties to the contracts were unable to meet the terms of the contract, or if there were unanticipated movements in the value of a foreign currency relative to the U.S. dollar and other foreign currencies. The amount at risk for such foreign currency or cross currency exchange contracts may exceed the amount reflected in the financial statements.

-----------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency Contracts

                                                                                                        Net
                           Foreign Currency      Exchange      Foreign Currency      U.S. Dollar     Unrealized
Currency                    Purchased/Sold         Date          Cost/Proceeds         Value         Gain (Loss)
------------------------------------------------------------------------------------------------------------------------
Purchase Contracts

British Pound Sterling           573,006          08/08/02        $   834,345       $  871,218       $  36,873

Euro                           1,456,219          08/08/02          1,326,028        1,435,488         109,460

Japanese Yen                  53,379,600          08/08/02            420,558          446,311          25,753
------------------------------------------------------------------------------------------------------------------------
Total                                                                                                $ 172,086
------------------------------------------------------------------------------------------------------------------------

Sale Contracts

British Pound Sterling           393,273          08/08/02        $   577,230       $  597,947       $ (20,717)

Euro                             884,325          08/08/02            822,900          871,736         (48,836)

Japanese Yen                  48,154,336          08/08/02            383,570          402,622         (19,052)
------------------------------------------------------------------------------------------------------------------------
Total                                                                                                $ (88,605)
------------------------------------------------------------------------------------------------------------------------

     As of June 30, 2002, the International Index Master Portfolio held the following forward foreign currency exchange contracts:

2.   AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Contract with each Master Portfolio, Barclays Global Fund Advisors ("BGFA") provides investment guidance and policy direction in connection with the management of each Master Portfolio's assets. BGFA is a California corporation indirectly owned by Barclays Bank PLC. BGFA is entitled to receive 0.05% and 0.08% of the average daily net assets of the S&P 500 Index and Russell 2000 Index Master Portfolios, respectively, and 0.15% of the first $1 billion, and 0.10% thereafter of the average daily net assets of the International Index Master Portfolio, as compensation for advisory services.

     Investors Bank & Trust Company ("IBT") serves as the custodian to each Master Portfolio. IBT will not be entitled to receive fees for its custodial services, so long as it is entitled to receive a separate fee from Barclays Global Investors, N.A. ("BGI") for its services as sub-administrator of each Master Portfolio.

     Stephens Inc. ("Stephens") is the sponsor and placement agent for the Master Portfolios.

     MIP has entered into administrative services arrangements with BGI and Stephens as co-administrators who have agreed jointly to provide general administrative services to the Master Portfolios such as managing and coordinating third-party service relationships. BGI and Stephens are entitled to receive a fee at an annual rate of 0.02% of the average daily net assets of the Russell 2000 Index Master Portfolio, and 0.10% of the first $1 billion, and 0.07% thereafter, of the average daily net assets of the International Index Master Portfolio. Stephens and BGI are not entitled to compensation for providing administration services to the S&P 500 Index Master Portfolio, for so long as BGI or Stephens are entitled to compensation for providing co-administration services to a corresponding feeder fund that invests substantially all of its assets in the S&P 500 Index Master Portfolio, or either BGI or Stephens (or an affiliate) receives advisory fees from the S&P 500 Index Master Portfolio. BGI and Stephens may delegate certain of their administrative duties to sub-administrators.

     Barclays Global Investors Services ("BGIS"), a subsidiary of BGI, may serve as a broker-dealer for the Master Portfolios. For the six months ended June 30, 2002, BGIS did not receive any brokerage commissions from the Master Portfolios.

     As a result of using an index approach to investing, the International Index Master Portfolio held shares of Barclays PLC, with a current market value of $856,787, as of June 30, 2002. Barclays PLC is an affiliate of BGFA, the Master Portfolios' investment advisor.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Master Portfolio may invest in the Institutional Shares of the Institutional Money Market Fund ("IMMF") of Barclays Global Investors Funds. The IMMF is a feeder fund in a master/feeder fund structure that invests substantially all of its assets in the Money Market Master Portfolio, which is managed by BGFA, the Master Portfolios' investment advisor. The IMMF is an open-end money market fund available only to institutional investors, including other investment companies managed by BGFA. The IMMF seeks a high level of income consistent with liquidity and the preservation of capital. While the IMMF does not directly charge an advisory fee, the master portfolio in which it invests does charge an advisory fee. Income distributions from the IMMF are declared daily and paid monthly from net investment income. Income distributions earned by the Master Portfolios are recorded as either interest income or securities lending income in the accompanying Statements of Operations.

     The Master Portfolios may invest in the shares of Exchange Traded Funds ("ETFs"), including shares of ETFs that are affiliated with MIP, to obtain exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Master Portfolio. As of June 30, 2002, the International Index Master Portfolio held shares of the iShares MSCI EAFE Index Fund, an investment portfolio of iShares Trust. iShares Trust is an open-end management investment company managed by BGFA, the investment advisor for MIP.

     Transactions in shares of affiliated ETFs for the International Index Master Portfolio, including dividend income and net realized capital gains (losses) during the six-month period ended June 30, 2002 were as follows:

------------------------------------------------------------------------------------------------------------------
                             Number of                                Number of
                             Shares Held                             Shares Held                         Net
                             Beginning      Gross         Gross        End of           Dividend       Realized
Affiliated ETF               of Period     Additions    Reductions     Period            Income       Gain (Loss)
------------------------------------------------------------------------------------------------------------------
iShares MSCI EAFE Index Fund     --          10,328         --         10,328           $    --        $      --
------------------------------------------------------------------------------------------------------------------

     BGFA is making a reimbursement to the International Index Master Portfolio of $20,295, to compensate the Master Portfolio for a loss incurred in executing investment transactions.

     Certain officers and trustees of MIP are also officers of Stephens and BGI. As of June 30, 2002, these officers of Stephens and BGI collectively owned less than 1% of the Master Portfolios' outstanding beneficial interests.

3.   INVESTMENT PORTFOLIO TRANSACTIONS

     Investment transactions (exclusive of short-term investments) for the six months ended June 30, 2002 were as follows:

---------------------------------------------------------------------
Master Portfolio                     Purchases          Sales
---------------------------------------------------------------------
S&P 500 Index Master Portfolio     $ 339,680,588    $ 89,021,608

Russell 2000 Index Master
Portfolio                             15,214,900       2,362,720

International Index Master
Portfolio                             17,175,859       9,674,699
---------------------------------------------------------------------

     At June 30, 2002, the Master Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                                           Net Unrealized
                                                      Tax              Unrealized        Unrealized         Appreciation
Master Portfolio                                      Cost            Appreciation      Depreciation       (Depreciation)
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Master Portfolio                  $ 2,935,977,183      $ 304,824,250     $ (592,794,232)    $ (287,969,982)

Russell 2000 Index Master Portfolio                  83,432,096         12,845,134        (12,413,401)           431,733

International Index Master Portfolio                121,942,459          5,201,058        (24,727,848)       (19,526,790)
---------------------------------------------------------------------------------------------------------------------------

4.   PORTFOLIO SECURITIES LOANED

     Each Master Portfolio may lend its investment securities to approved borrowers such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued, or guaranteed by the U.S. Government. The initial collateral received is required to have a value of at least 102% of the market value of the loaned securities for securities denominated in U.S. dollars and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The risks to the Master Portfolios of securities lending are that the borrower may not provide additional collateral when required, or return the securities when due.

     As of June 30, 2002, the Master Portfolios had loaned securities which were collateralized by cash. The cash collateral received was invested in commercial paper and money market mutual funds. The market value of the securities on loan at June 30, 2002 and the value of the related collateral are disclosed in the Statements of Assets and Liabilities.

5.   FINANCIAL HIGHLIGHTS

     Financial highlights for each of the Master Portfolios were as follows:

                                         Six Months Ended       Year Ended       Year Ended     Period Ended
                                            June 30, 2002     December 31,     December 31,     December 31,
                                              (Unaudited)             2001             2000             1999

S&P 500 Index Master Portfolio

Ratio of expenses to average
 net assets /4/                                      0.05 %           0.05 %           0.05 %           0.05 %/1/

Ratio of net investment income to
 average net assets /4/                              1.43 %           1.31 %           1.22 %           1.44 %/1/

Portfolio turnover rate                                 3 %              9 %             10 %              7 %/1/

Total return                                       (13.16)%/5/      (11.96)%          (9.19)%          19.82 %/1 5/

Russell 2000 Index Master Portfolio

Ratio of expenses to average
 net assets /4/                                      0.10 %           0.10 %           0.09 %/2/         N/A


Ratio of net investment income to
 average net assets /4/                              1.29 %           1.45 %           3.30 %/2/         N/A
Portfolio turnover rate                                 3 %             46 %              0 %/2 6/       N/A

Total return                                        (4.59)%/5/        2.30 %          (4.40)%/2 5/       N/A

International Index Master Portfolio

Ratio of expenses to average net
  assets /4/                                        0.25 %            0.25 %           0.25 %           0.25 %/3/
Ratio of net investment income to
  average net assets /4/                            2.51 %            1.50 %           1.47 %           0.82 %/3/
Portfolio turnover rate                               10 %               7 %             45 %             39 %/3/
Total return                                       (1.73)%/5 7/     (21.35)%         (14.85)%          20.50 %/3 5/


                                               Year Ended       Year Ended       Year Ended
                                             February 28,     February 28,     February 28,
                                                     1999             1998             1997

S&P 500 Index Master Portfolio

Ratio of expenses to average
 net assets /4/                                      0.05 %           0.05 %           0.05%

Ratio of net investment income to
 average net assets /4/                              1.61 %           1.89 %           2.31%

Portfolio turnover rate                                11 %              6 %              4%

Total return                                        19.65 %          34.77 %          25.97%

Russell 2000 Index Master Portfolio

Ratio of expenses to average
 net assets /4/                                       N/A              N/A              N/A


Ratio of net investment income to
 average net assets /4/                               N/A              N/A              N/A
Portfolio turnover rate                               N/A              N/A              N/A

Total return                                          N/A              N/A              N/A

International Index Master Portfolio

Ratio of expenses to average net
  assets /4/                                          N/A              N/A              N/A
Ratio of net investment income to
  average net assets /4/                              N/A              N/A              N/A
Portfolio turnover rate                               N/A              N/A              N/A
Total return                                          N/A              N/A              N/A


1 For the ten months ended December 31, 1999. The S&P 500 Index Master Portfolio changed its fiscal year end from February 28 to December 31.
2 Period from December 19, 2000 (commencement of operations) to December 31,
  2000.
3 Period from October 1, 1999 (commencement of operations) to December 31, 1999. 4 Annualized for periods of less than one year.
5 Not annualized.
6 Rounds to less than 1%.
7 The reimbursement made by the advisor had no material impact on the total return for the period (see Note 2).

                                                           ---------------------
State Farm Mutual Funds                                        U.S. POSTAGE
Three State Farm Plaza, R-4                                       PAID
Bloomington, IL 61791-0001                                      STATE FARM
                                                            INSURANCE COMPANIES
                                                           ---------------------
FORWARDING SERVICE REQUESTED
                                                              PRESORTED STANDARD


                                     [LOGO]MUTUAL
                                           FUNDS(R)

------------------------------
   Not
  FDIC    . No Bank Guarantee
 Insured  . May Lose Value
------------------------------

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds(TM) are not insurance products and are offered by State Farm VP Management Corp. (Underwriter and Distributor of Securities Products), One State Farm Plaza, Bloomington, IL 61710-0001 1-800-447-4930

120-6803 a-CH Printed in USA              (C)2002 State Farm VP Management Corp.